                                                                   EXHIBIT 10.17



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                         SL GREEN OPERATING PARTNERSHIP, L.P.
                                            (Borrower)


                                         and


                         LEHMAN BROTHERS HOLDINGS INC., D/B/A
                            LEHMAN CAPITAL, A DIVISION OF
                            LEHMAN BROTHERS HOLDINGS INC.
                                            (Lender)




                              __________________________

                                    LOAN AGREEMENT
                              __________________________




                            Dated:  As of August __, 1997













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

         THIS LOAN AGREEMENT made as of the ____ day of August, 1997, between SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an office at 70 West 36th Street, New York, New York 10018 (hereinafter referred to as "Borrower"), and LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an office at Three World Financial Center, 200 Vesey Street, New York, New York 10285 (hereinafter referred to as "Lender");


                                W I T N E S S E T H :


         WHEREAS, at the request of Borrower, Lender has agreed to fund to Borrower a loan in the principal amount of $21,000,000, or so much thereof as may be advanced pursuant to the terms and conditions of this Agreement (the "Loan").

         WHEREAS, the initial advance of $14,000,000 of the Loan on the date hereof is evidenced by those certain notes made by Borrower in the aggregate outstanding principal amount of $14,000,000, as consolidated, amended and restated by that certain Consolidated, Amended and Restated Promissory Note of even date herewith made between Borrower and Lender (collectively, as may be amended, increased, modified, consolidated or supplemented, the "Note") to be secured by those certain mortgages made by Borrower in the aggregate outstanding amount of $14,000,000, as consolidated, amended, and restated by that certain Agreement of Consolidation and Modification of Mortgage and Security Agreement of even date herewith made between Borrower and Lender (collectively, the "Mortgage") covering the land more fully described in Exhibit A attached hereto and made a part hereof (the "Land");

         WHEREAS, at the request of Borrower, Lender has agreed to permit Borrower to release the Property (hereinafter defined) from the lien of the Mortgage upon the substitution of the Substitute Property (hereinafter defined) in accordance with the terms of this Agreement;

         NOW, THEREFORE, in consideration of ten dollars ($10) and other good and valuable consideration, the receipt of which is hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:

         1. THE NOTE AND THE MORTGAGE. The Loan is: (i) evidenced by the Note, and (ii) secured by the Mortgage made by Borrower covering the fee estate of Borrower in the Land, the Improvements (as such term is defined in the Mortgage) located on the Land and other property, rights and interests of Borrower in the same (the "Property"), and that certain assignment of leases and rents given by Borrower to Lender dated the date hereof and covering the Property (the "Assignment of Rents").

         2. LOAN DOCUMENTS. The term "Loan Documents" as used in this Agreement shall collectively mean the Note, the Mortgage, the Assignment of Rents, the Environmental Indemnity Agreement, the Assignment of Management Agreement and Subordination of Management Fee, [SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENTS] each dated the date hereof between Borrower and Lender, this Agreement and all other documents and instruments of any nature whatsoever executed and delivered in connection with the Loan.

         3. CONDITIONS TO THE ADDITIONAL ADVANCE OF THE LOAN. Lender shall not be obligated to fund any portion of the Loan in excess of the Initial Advance unless the Substitute Property has been substituted pursuant to Section 4 hereof and Lender has received all of the items, required pursuant to this Agreement, all in form and substance satisfactory to the Lender and its counsel.

         4. RELEASE FOR SUBSTITUTE PROPERTY. Provided that no Event of Default (hereinafter defined) has occurred and is continuing, Borrower shall have the right, subject to the Lender's prior consent and prior to [October 15], 1997, to obtain a release of the Property from the lien of the Mortgage and other Loan Documents, provided that Borrower simultaneously substitutes that certain parcel of land situated at 50 West 23rd Street, New York, New York, and more fully described in Exhibit B attached hereto together with all Improvements thereon and other property, rights and interests of Borrower in the same (the "Substitute Property"), and subjects such Substitute Property to the lien of the Mortgage, as amended, modified and spread to cover the Substitute Property (the "Spread Mortgage") and to the lien of the other Loan Documents, each as modified and restated to conform with the Spread Mortgage (collectively, together with any additional Loan Documents executed and delivered in connection with the Substitute Property, the "Amended Loan Documents") as a first lien thereon. Borrower shall have no right to substitute the Substitute Property prior to [October 15], 1997. Lender's consent to such release and spreading shall be conditioned on, among other things, receipt by Lender of the following:

         A. Evidence satisfactory to Lender that the Substitute Property is fully licensed, is open, operational and stabilized as a office property, of similar or higher quality than the Property and the Debt Service Coverage Ratio (hereinafter defined) with respect to the Substitute Property is equal to or greater than ____ to 1.

         B. Evidence satisfactory to Lender that there has been no material adverse change with respect to any condition of the Substitute Property, including but not limited to, financial, structural, occupancy, compliance with applicable laws, or otherwise, since the date hereof;

         C. An opinion of Borrower's counsel reasonably satisfactory to Lender stating (i) that the Substitute Property may be, and has been, lawfully subjected to the lien of the Spread Mortgage and the Amended Loan Documents, (ii) that the Spread Mortgage and the Amended Loan Documents by which the Substitute Property will be encumbered have been duly authorized, executed and delivered by Borrower and are enforceable in accordance with their terms, subject to bankruptcy and equitable principles, (iii) that the Borrower is qualified to do business and in good standing under the laws of the jurisdiction where the Substitute Property is located, (iv) the encumbrance of the Substitute Property with the lien of the Spread Mortgage and the Amended Loan Documents shall not cause a breach of, or a default under, any document to which Borrower is a party, or to which it or the Substitute Property are bound or affected and (v) that the contemplated release and spreading will not affect the status of the general partner of Borrower as a "qualified real estate investment trust" under Section 856 of the IRS Code (hereinafter defined).

         D. A certification by Borrower (i) that the certificates, opinions and other instruments which have been or are therewith delivered to or deposited with Lender in connection with such release and spreading conform to the requirements of this Agreement and the Mortgage, (ii) that all conditions precedent herein relating to such release and spreading have been complied with and (iii) that all conditions precedent to the delivery of the Spread Mortgage and Amended Loan Documents contained in this Agreement have been fulfilled.

         E. Evidence reasonably satisfactory to Lender that the Borrower is Solvent (hereinafter defined) and shall not be rendered Insolvent (hereinafter defined) by the release of the Property and the substitution of the Substitute Property.

         F. Original executed counterparts of the Spread Mortgage and the Amended Loan Documents encumbering the Substitute Property, including without limitation, financing statements or other documents necessary to grant or perfect Lender's first priority security interest in the fixtures and personalty located thereon and the Rents (as defined in the Mortgage) derived therefrom.

         G. A title insurance policy issued by a title insurance company satisfactory to Lender insuring the lien of the Spread Mortgage on the Substitute Property, in form and substance satisfactory to Lender and its counsel insuring Lender that the Spread Mortgage is a valid and enforceable first lien on the good and marketable fee simple title of Borrower to the Substitute Property, in an amount equal to the amount of the Loan. Said title insurance policy shall be subject only to such exceptions that are similar to the exceptions in the title insurance policy insuring the lien of the Mortgage on the Property together with such affirmative insurance and endorsements as is reasonably required by Lender and which exceptions are otherwise acceptable to Lender and its counsel.

         H. Evidence reasonably satisfactory to Lender to the effect that the Substitute Property and the use thereof are in substantial compliance with the applicable zoning, subdivision, and all other applicable federal, state or local laws and ordinances affecting the Substitute Property, and that all operating licenses and permits necessary for the use and occupancy of the Substitute Property as an office property have been obtained and are in full force and effect. Such evidence may include, without limitation, a copy of a final certificate of occupancy and such other evidence of compliance with zoning as shall be reasonably acceptable to Lender.

         I. Payment of all expenses applicable to the release of the Property and the substitution of the Substitute Property and all expenses incurred by Lender including due diligence review costs and reasonable counsel fees and disbursements in connection with securing the Loan with the Substitute Property (including, without limitation, title insurance premiums, appraisal fees, inspection fees, etc.); Borrower shall pay all such expenses whether or not the Substitute Property ultimately secures the Loan.

         J. Such other opinions of counsel, certificates, documents and instructions relating to the substitution as Lender or its counsel may reasonably require and all corporate and other proceedings and other documents, (including, without limitation, all documents referred to herein and not appearing as exhibits hereto) and all legal matters in connection with the substitution shall be satisfactory in form and substance to Lender.

         K. A survey of the Substitute Property dated and certified to Lender, its successor and assigns within six (6) days of the closing to secure the Loan with the Substitute Property prepared by a land surveyor licensed in the state where the Substitute Property is located and reasonably satisfactory to Lender and showing thereon the location of the perimeter of the Substitute Property by courses and distances, the lines of the streets abutting the Substitute Property and the width thereof, the on site improvements to the extent constructed and the relation of the on site improvements by distance to the perimeter of the Substitute Property, and the established building lines and the street lines, all encroachments and the extent thereof upon the Substitute Property and indicating that the on-site improvements to the extent constructed are within the lot and building lines of the Substitute Property, indicating whether the Substitute Property are in a flood plain and otherwise containing such items as are reasonably requested by Lender.

         L. Payment of all recording charges, filing fees, taxes, or other expenses, including but not limited to intangibles taxes and documentary stamp taxes in connection with the recording of the Spread Mortgage and the other Amended Loan Documents, as applicable, and the filing of any UCC financing statements necessary to grant and perfect Lender's first priority lien on and security interest in the Substitute Property, the Personal Property (as defined in the Mortgage) located thereon and the Rents derived therefrom.

         M. A property inspection report dated within six (6) months of delivery, prepared by an independent licensed engineer satisfactory to Lender, prepared in accordance with the Lender's then current guidelines for property inspection reports, stating, among other things, that the Substitute Property is in good condition and repair and free of damage or waste, is in compliance with the ADA (as such term is defined in the Mortgage), and otherwise reasonably satisfactory to Lender.

         N. Annual operating statements and occupancy statements for the Substitute Property for Borrower's most recent fiscal year (and such prior fiscal years as reasonably required by Lender to perform its due diligence) together with a year-to-date operating statement, current occupancy statements and a budget for the current fiscal year, each certified by Borrower, and a certificate of no adverse change since the date thereof executed by a senior executive officer of Borrower, in each case in form and substance satisfactory to Lender.

         O. Original certificates and copies of policies of insurance required by the Lender under the terms of the Mortgage for the Substitute Property and, if required by Lender, a report from the Lender's insurance consultant with respect thereto.

         P. A certified copy of the organizational documents of Borrower and evidence of their due organization, existence and good standing in the state where the Substitute Property is located and in their respective states of organization.

         Q. Certified copies of the standard forms of lease which will be used by the Borrower in leasing space in the Substitute Property, in form and substance satisfactory to Lender.

         R. Certified copies of all Leases (as defined in the Mortgage) with respect to the Substitute Property and subordination, non-disturbance and attornment agreements, tenant estoppel certificates for all tenants, as required by Lender and all in form and substance reasonably satisfactory to Lender.

         S. Such evidence as Lender deems reasonably necessary to indicate complete compliance with all requirements of Applicable Laws (as defined in the Mortgage), including laws requiring notification or disclosure of Releases of Hazardous Substances (each as defined in the Mortgage) or other environmental conditions of the Substitute Property to any governmental authority or other person, whether or not in connection with a transfer of title or interest in property, and such evidence as the Lender may deem necessary or appropriate to evidence the availability of all utilities, including water, sewers, gas and electricity, as may be necessary and to use the Substitute Property as intended.

         T. An assignment of management agreement and subordination of management fee in form and substance identical to the Assignment of Management Agreement and Subordination of Management Fee delivered in connection with the Property, except that its shall relate to the management of the Substitute Property in all respects.


         U. Certified copies of all contracts and agreements relating to the management, leasing and operation of the Substitute Property, each of which shall be in form and substance reasonably satisfactory to Lender.

         V. Certified copies of all consents, licenses and approvals, if necessary, required in connection with the substitution of the Substitute Property, which consents, licenses and approvals shall be in full force and effect.

         W. A certification by a senior executive officer of Borrower certifying that all of the representations and warranties contained in the Mortgage and any other Loan Documents, after giving effect to the substitution of the Substitute Property, are true and correct and that there is no Default hereunder.

         X. State and county UCC searches with respect to the Substitute Property and Borrower in the state of its formation.

         Y. A certification by a senior executive officer of Borrower, together with a comfort letter or audit by a nationally recognized independent certified public accounting firm satisfactory to Lender, verifying the NOI (hereinafter defined) of the Substitute Property and Property.

         The term "Debt Service Coverage Ratio" as used herein shall mean the ratio of (a) the NOI (hereinafter defined) produced by the operation of the Substitute Property on an annualized basis during the six (6) month period immediately preceding the calculation to (b) the projected principal and interest payments, as the case may be, that would be due under the Substitute Mortgage and the Note, as the same may have been amended pursuant to Section 4 above, for the twelve (12) month period immediately following the calculation.

         The term "NOI" as used herein shall mean the gross income derived from the operation of the Substitute Property, less Expenses (hereinafter defined) attributable to the Substitute Property. NOI shall include only Rents (as defined in the Mortgage) actually received from Leases (i) which were in effect during the entire six (6) month period prior to the date of calculation and (ii) under which the tenant was obligated during the entire six (6) months to pay rent and is obligated to pay rent at the time of calculation, and earned in accordance with GAAP (as defined in the Mortgage) and such other income, including any rent loss or business interruption insurance proceeds, laundry, parking, vending or concession income, late fees, forfeited security deposits and other miscellaneous tenant charges and Expenses actually paid or payable on an accrual basis attributable to the Substitute Property on an annualized basis during the six (6) month period ending one month prior to the date on which the NOI is being calculated, as set forth on operating statements satisfactory to Lender. NOI shall be calculated in accordance with customary accounting principles applicable to real estate.

         Notwithstanding the foregoing, NOI shall not include (a) condemnation or insurance proceeds (excluding rent or business interruption insurance proceeds); (b) any proceeds from the sale, exchange, transfer, financing or refinancing of all or any portion of the Substitute Property for which it is to be determined, (c) amounts received from tenants as security deposits; (d) income derived from the termination of any Lease; (e) refunds, rebates or credits earned or received in connection with a reduction in real estate taxes or assessments charged against the Substitute Property or (d) any other type of income otherwise includible in NOI but paid directly by any tenant to a person or entity other than Borrower or its agents or representatives.

         The term "Expenses" as used herein shall mean for any given period (and shall include the pro rata portion for such period of all such expenses attributable to, but not paid during, such period), all expenses to be paid or payable, as determined in accordance with GAAP, by Borrower during that period in connection with the operation of the Substitute Property, including without limitation:

         1. expenses for cleaning, repair, maintenance, decoration and painting of the Substitute Property (including, without limitation, parking lots and roadways), net of any insurance proceeds in respect of any of the foregoing;

         2. wages (including overtime payments), benefits, payroll taxes and all other related expenses for Borrower's on-site personnel, up to and including (but not above) the level of the on-site manager, engaged in the repair, operation and maintenance of the Substitute Property and service to tenants and on-site personnel engaged in audit and accounting functions performed by Borrower;

         3. management fees pursuant to the Management Agreement (as defined in the Mortgage) provided that such fees do not exceed market and have been approved by Lender. Such fees shall include all fees for management services whether such services are performed at the Substitute Property or off-site;

         4. the cost of all electricity, oil, gas, water, steam, heat, ventilation, air conditioning and any other energy, utility or similar item and the cost of building and cleaning supplies;

         5. the cost of any leasing commissions and tenant concessions and improvements payable by Borrower pursuant to any Leases which are in effect for the Substitute Property during such period as such amounts are recognized in accordance with GAAP, provided however that in no event less than on a straight line basis during the remaining respective base term (excluding extension, renewal or other option);

         6.   Insurance Premiums (as defined in the Mortgage);

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

         7.   legal, accounting and other professional fees and expenses;

         8. the cost of all equipment to be used in the ordinary course of business, which is not capitalized in accordance with GAAP;

          9. Taxes and Other Charges (as such terms are defined in the Mortgage);

         10.  advertising and other marketing costs and expenses;

         11.  casualty losses to the extent not reimbursed by a third party;
    and

         12. other expenses approved by Lender as set forth in the budget delivered to Lender as provided for in Section 3.11(a)(iii) of the Mortgage.

    Notwithstanding the foregoing, Expenses shall not include (i) depreciation or amortization or any other non-cash item of expense unless approved by Lender;
(ii) interest, principal, fees, costs and expense reimbursements of Lender in administering the Loan but not in exercising any of its rights under this Agreement or the Loan Documents; or (iii) any expenditure (other than leasing commissions, tenant concessions and improvements and replacement reserves) which is properly treatable as a capital item under GAAP.

    The term "IRS Code" as used herein shall mean the Internal Revenue Code of 1986, as amended, and the related Treasury Department regulations, including temporary regulations.

    The term "Solvent" as used herein to any Person (hereinafter defined) shall mean that (i) the sum of the assets of such Person, at a fair valuation based upon appraisals or comparable valuation, will exceed its liabilities, including contingent liabilities, (ii) such Person will have sufficient capital with which to conduct its business as presently conducted and as proposed to be conducted and (iii) such Person has not incurred debts, and does not intend to incur debts, beyond its ability to pay such debts as they mature. For purposes of this definition, "DEBT" means any liability on a claim, and "CLAIM" means (x) a right to payment, whether or not such right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured, or (y) a right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured, or unsecured. With respect to any such contingent liabilities, such liabilities shall be computed in accordance with GAAP at the amount which, in light of all the facts and circumstances existing at the time, represents the amount which can reasonably be expected to become an actual or matured liability.

    The term "Person" shall mean and include any individual, partnership, joint venture, firm, corporation, association, company, trust or other enterprise or any government or political subdivision or agency, department or instrumentality thereof.

    The term "Insolvent" as used herein shall have the meaning set forth in
Section 101(31) of Title 11 of the United States Code, as the same may be amended from time to time.


         5. ADDITIONAL PROPERTIES. In the event the Substitute Property is not substituted for the Property in accordance with Section 4 above for any reason whatsoever, Borrower hereby agrees that it shall deliver to Lender as determined by Lender in its sole discretion, all or some of the following parcels of land together with all Improvements thereon and other property, rights and interests of Borrower in each of the same, either as additional security or in substitution of the Property as security for the Loan: (i) 70 West 36th Street; (ii) 1372 Broadway; [(iii) 1414 Avenue of the Americas]; (iv) [36 West 44th Street] and; (v) such other office building properties owned by Borrower as Lender may require, (i)-(iv) above each being located in New York County, New York, and more fully described on Exhibits C, D, E and F attached hereto, respectively (each property above in (i)-(v), an "Additional Property" and collectively, the "Additional Properties").

         In the event Lender determines to add one or more of the Additional Properties or substitute one or more of the Additional Properties for the Property as security for the Loan, Borrower shall execute and deliver such documents as may reasonably required by Lender to spread the lien of the Mortgage and the Loan Documents to each Additional Property together with each of the items described above in Section 4A through Y above as the same may relate to the Additional Properties. In addition, should Lender elect not to release the Property from the lien of the Mortgage, Borrower shall exercise its option to extend the term of the Ground Lease (as defined in the Mortgage) in accordance with the terms thereof and deliver evidence satisfactory to Lender of the same.

         Should Borrower fail satisfy all of its obligations under this Section 5 or should any of the Additional Properties fail to satisfy the conditions set forth in Section 4A through Y above, such failure shall constitute an Event of Default (hereinafter defined).

         6. EVENTS OF DEFAULT. The term "Event of Default" as used in this Agreement shall have the meaning ascribed to it in the Note and the Mortgage.

         Upon the occurrence of an Event of Default, Lender (i) may, at its option and in its sole discretion, declare the Debt immediately due and payable, and (ii) may pursue any and all remedies provided for in the Loan Documents, or otherwise available.

         7. ADDITIONAL ADVANCE. Provided that no Event of Default has occurred and is continuing and either the Substitute Property or all or some of the Additional Properties have been substituted for the Property as security for the Loan, or all or some of the Additional Properties have been added as security for the Loan in accordance with this

Agreement, Borrower shall have the right within one (1) year from the date hereof, to receive one (1) additional advance of the Loan not to exceed $7,000,000 (the "Additional Advance"), subject to the satisfaction of the following conditions precedent:

         (a) The ratio of the then outstanding principal balance of the Note plus the amount of the requested Additional Advance is equal to or less than ____________ percent (_____%) of the appraised value of the Substitute Property or any Substitute Property, as the case may be.

         (b) The Debt Service Coverage Ratio after giving effect to the requested Additional Advance is equal to or greater than [1.45] to 1.

         (c) Borrower shall execute and deliver to Lender original counterparts (except as noted) of each of the following (collectively, the "Advance Loan Documents"):

                   (i) one (1) promissory note in favor of Lender evidencing an indebtedness equal to the amount of the Additional Advance (the "Advance Note");

                   (ii) a mortgage and security agreement in favor of Lender securing the Advance Note (the "Advance Mortgage");

                   (iii) a consolidated, amended and restated promissory note (the "Consolidated Note") in favor of Lender which consolidates, amends and restates the Advance Note, together with the Note, and otherwise in form and substance identical to the Note, except that the Consolidated Note shall (A) evidence an indebtedness equal to the sum of (x) the then outstanding principal balance of the Note, and (y) the Additional Advance ((x) and (y) collectively, the "Consolidated Loan Amount"); (B) have an Applicable Interest Rate (as defined in the Note and as hereby amended, the "Amended Applicable Interest Rate") equal to the weighted average of (x) with respect to the then outstanding principal balance of the Note, the Applicable Interest Rate (as defined in the Note) and (y) with respect to the amount of the Additional Advance, a rate of interest determined by adding (1) with respect to the Substitute Property, 50 basis points to the yield to maturity for the U.S. Treasury bonds having the nearest equivalent maturity of 10 years (rounded up to the nearest one-eighth of one percent) at the time of the Additional Advance or (2) with respect to any Additional Property, 75 basis points to the yield to maturity for the U.S. Treasury bonds having the nearest equivalent maturity of 10 years (rounded up to the nearest one-eighth of one percent) at the time of the Additional Advance; and (C) provide that on the first day of [SEPTEMBER], 2002, and on the first day of each calendar month thereafter up to and including the first day of [AUGUST], 2007, each Monthly Principal Payment (as defined in the Note) shall be equal to the monthly principal components of an amortization schedule calculated assuming monthly payments of principal and interest sufficient to pay interest on the Consolidated Loan Amount at the Amended Applicable Interest Rate and amortize the then outstanding principal balance of the Consolidated Note over a remaining term of twenty-five years;


    (iv) a consolidated, amended and restated mortgage and security agreement in favor of Lender which consolidates, amends and restates the Advance Mortgage, together with the Spread Mortgage, and otherwise in form and substance identical to the Spread Mortgage, except that the amount secured by the Consolidated Mortgage shall be equal to the Consolidated Loan Amount; and

              (v) each of the Amended Loan Documents, as a modified, amended and restated, to reflect and secure the Additional Advance.

         (c) Borrower shall deliver to Lender each of the items described in Sections 4A through Y (excluding items D and F), as the same may relate to the Additional Advance or any of the Advance Loan Documents.

         7. INCORPORATION OF PROVISIONS. The Note, the Mortgage and the Loan Documents are subject to the conditions, stipulations, agreements and covenants contained herein to the same extent and effect as if fully set forth therein until this Agreement is terminated by the payment in full of the Debt.

         8. FURTHER ASSURANCES. Borrower shall on demand of Lender do any act or execute any additional documents required by Lender to confirm the lien of the Mortgage.

         9. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender as follows:

         (a)  Borrower is duly qualified to do business in the State of New
    York.

         (b) Borrower (and the undersigned representative, if any, of Borrower) has the full power and authority to execute and deliver this Agreement and the Loan Documents, and the same constitute the binding and enforceable obligations of Borrower in accordance with their terms.

         10. CONSTRUCTION OF AGREEMENT. The titles and headings of the paragraphs of this Agreement have been inserted for convenience of reference only and are not intended to summarize or otherwise describe the subject matter of such paragraphs and shall not be given any consideration in the construction of this Agreement.

         11. PARTIES BOUND, ETC. The provisions of this Agreement shall be binding upon and inure to the benefit of Borrower, Lender and their respective heirs, executors, legal representatives, successors and assigns (except as otherwise prohibited by this Agreement).

         12. WAIVERS. Lender may at any time and from time to time waive any one or more of the conditions contained herein, but any such waiver shall be deemed to be made in pursuance hereof and not in modification thereof, and any such waiver in any instance or under any particular circumstance shall not be considered a waiver of such condition in any other instance or any other circumstance.

         13. GOVERNING LAW. (a) This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

         (b) Any legal action or proceeding with respect to this Agreement or any other Loan Document and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its address set forth opposite its signatures below. Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Agreement or any other Loan Document brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender, to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

         14. SEVERABILITY. If any term, covenant or provision of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such term, covenant or provision.


         15. NOTICES. All notices required to be given under the terms of this Agreement shall be given in accordance with and to the addresses set forth in Section 16.1 of the Mortgage.

         16. FEES AND EXPENSES. Borrower shall pay to Lender, upon demand, all expenses incurred by Lender in connection with the collection of the Debt, the enforcement of the Loan Documents, and in curing any defaults under the Loan Documents (including, without limitation, reasonable attorneys' fees), with interest thereon at a rate per annum equal to the rate of interest payable pursuant to the Note, provided that such interest rate shall in no event exceed the maximum interest rate which Borrower may by law pay, from the date of payment by Lender to the date of payment to Lender, which sums and interest shall be secured by the Mortgage.

         17. MODIFICATION. This Agreement may not be modified, amended or terminated, except by an agreement in writing executed by the parties hereto.




                             NO FURTHER TEXT ON THIS PAGE

         IN WITNESS WHEREOF, Borrower and Lender have duly executed this Agreement the day and year first above written.



                                  SL GREEN OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By:  SL GREEN REALTY CORP., a Maryland
                                       corporation


                                       By:  __________________________
                                            Name:
                                            Title:


                                  LEHMAN BROTHERS HOLDINGS INC., D/B/A LEHMAN
                                  CAPITAL, A DIVISION OF LEHMAN BROTHERS
                                  HOLDINGS INC., a Delaware corporation


                                  By:  _____________________________
                                       Name:
                                       Title:

                                      EXHIBIT A

                          (Description of Release Premises)

                                   (to be attached)

                                      EXHIBIT B

                         (Description of Substitute Property)

                                   (to be attached)

                                    [EXHIBITS C-F]


                       (Descriptions of Additional Properties)

                  CONSOLIDATED, AMENDED AND RESTATED PROMISSORY NOTE


$14,000,000                                           New York, New York
                                                      [August 15,] 1997

         FOR VALUE RECEIVED SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as maker, having its principal place of business at 70 West 36th Street, New York, New York 10018 ("Borrower"), hereby unconditionally promises to pay to the order of LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC. a Delaware corporation, as payee, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285 ("Lender"), or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FOURTEEN MILLION AND 00/100 DOLLARS, in lawful money of the United States of America with interest thereon to be computed from the date of this Note at the Applicable Interest Rate (hereinafter defined), and to be paid in installments as follows:


                                      RECITALS:

         WHEREAS, LENDER IS THE OWNER AND HOLDER OF THE SECURITY INSTRUMENT (HEREINAFTER DEFINED) AND ALL MORTGAGES DESCRIBED THEREIN, AND OF THE NOTES, BONDS OR OTHER OBLIGATIONS SECURED THEREBY, AS MORE PARTICULARLY DESCRIBED IN EXHIBIT A ATTACHED HERETO (THE "EXISTING NOTES");

         WHEREAS, BORROWER IS THE OBLIGOR UNDER THE EXISTING NOTES; AND

         WHEREAS, BORROWER AND LENDER HAVE AGREED IN THE MANNER HEREINAFTER SET FORTH (I) TO COMBINE AND CONSOLIDATE THE EXISTING NOTES TO EVIDENCE ONE UNIFIED INDEBTEDNESS IN THE AGGREGATE PRINCIPAL AMOUNT OF FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000), (II) TO EXTEND THE MATURITY DATE OF THE DEBT (HEREINAFTER DEFINED) EVIDENCED BY THE EXISTING NOTES TO [AUGUST] 1, 2007, AND (III) TO MODIFY CERTAIN OTHER TERMS AND PROVISIONS OF THE EXISTING NOTES,

         NOW, THEREFORE, IN CONSIDERATION OF THE FOREGOING RECITALS, WHICH ARE INCORPORATED INTO THE OPERATIVE PROVISIONS OF THIS NOTE (HEREINAFTER DEFINED) BY THIS REFERENCE, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY CONCLUSIVELY ACKNOWLEDGED, BORROWER HEREBY REPRESENTS AND WARRANTS TO AND COVENANTS AND AGREES WITH LENDER AS FOLLOWS:

         A. OUTSTANDING INDEBTEDNESS. THE AGGREGATE OUTSTANDING INDEBTEDNESS EVIDENCED BY THE EXISTING NOTES AND SECURED BY THE SECURITY INSTRUMENT IS FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000), IT BEING UNDERSTOOD THAT NO INTEREST UNDER THE EXISTING NOTES IS ACCRUED AND UNPAID FOR THE PERIOD PRIOR TO THE DATE HEREOF, BUT THAT INTEREST SHALL ACCRUE FROM AND AFTER THE DATE HEREOF AT THE RATE OR RATES HEREIN PROVIDED.

         B. CONSOLIDATION OF EXISTING NOTES. THE EXISTING NOTES ARE HEREBY COMBINED AND CONSOLIDATED SO THAT TOGETHER THEY SHALL HEREAFTER CONSTITUTE IN LAW BUT ONE NOTE EVIDENCING THE AGGREGATE PRINCIPAL AMOUNT OF FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000), TOGETHER WITH INTEREST THEREON AS HEREINAFTER PROVIDED (THE EXISTING NOTES, AS SO COMBINED AND CONSOLIDATED AND AS MODIFIED, AMENDED, RESTATED, RATIFIED AND CONFIRMED PURSUANT TO THE PROVISIONS HEREOF, ARE HEREIN COLLECTIVELY REFERRED TO AS THE "NOTE").

         C. AMENDMENT AND RESTATEMENT OF EXISTING NOTES. THE TERMS, COVENANTS AND PROVISIONS OF THE EXISTING NOTES ARE HEREBY MODIFIED, AMENDED AND RESTATED SO THAT HENCEFORTH SUCH TERMS, COVENANTS AND PROVISIONS SHALL BE THOSE SET FORTH HEREIN, AND THE EXISTING NOTES, AS SO MODIFIED, AMENDED AND RESTATED, ARE HEREBY RATIFIED AND CONFIRMED IN ALL RESPECTS BY BORROWER.


         D. MAKER'S PROMISE TO PAY. FOR VALUE RECEIVED BORROWER HEREBY UNCONDITIONALLY PROMISES TO PAY TO THE ORDER OF LENDER THE PRINCIPAL SUM OF FOURTEEN MILLION AND 00/100 DOLLARS, OR SO MUCH THEREOF AS MAY HAVE BEEN ADVANCED BY LENDER PURSUANT TO THE BUILDING LOAN AGREEMENT MADE BETWEEN BORROWER AND LENDER OF EVEN DATE HEREWITH (THE "BUILDING LOAN AGREEMENT"), IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA WITH INTEREST THEREON TO BE COMPUTED FROM THE DATE OF THIS NOTE AT THE APPLICABLE INTEREST RATE (HEREINAFTER DEFINED), AND TO BE PAID AS HEREINAFTER PROVIDED.


                              ARTICLE 1:  PAYMENT TERMS

         (a) A payment of interest only on the first day of [September], 1997 and on the first day of each calendar month thereafter up to and including the first day of [July], 2007 (each, a "Payment Date"); and

         (b) A monthly payment of principal equal to the amounts listed on Exhibit A attached hereto (each, a "Monthly Principal Payment") commencing on the first Payment Date occurring after (i) [October 15, 1997], if the Substitute Property (as defined in the Loan Agreement (hereinafter defined)) has not been substituted for the Initial Property (hereinafter defined) in accordance with Section 4 of the Loan Agreement prior to [October 15, 1997] (the "Substitution Date") or (ii) [August 1, 2002], if the Substitute Property has been substituted pursuant to Section 4 of the Loan Agreement prior to the Substitution Date.

each of the payments to be applied as follows:

         (A) first, to the payment of interest computed at the Applicable Interest Rate; and

         (B)  the balance toward the reduction of the principal sum;

and the balance of the principal sum and all interest thereon shall be due and payable on the first day of [August], 2007 (the "Maturity Date"). Interest on the principal sum of this Note shall be calculated on the basis of a three hundred sixty (360) day year based on the actual number of days elapsed.


                                 ARTICLE 2:  INTEREST

         The term "Applicable Interest Rate" as used herein shall mean (i) if the Substitute Property has been substituted pursuant to Section 4 of the Loan Agreement prior to the Substitution Date, a rate per annum from the date of this Note through and including the Maturity Date of _______________ percent (____%) and (ii) if the Substitute Property has not been substituted pursuant to Section 4 of the Loan Agreement prior to the Substitution Date, a rate per annum equal to (A) ____ percent (____%) from and including the date of this Note through and including [October 14], 1997 and (B) ____ percent (____%) (add 50 bp) from and including [October 15], 1997 from through and including the Maturity Date.

         The term "Loan Agreement" as used herein shall mean that certain Loan Agreement dated the date hereof between Borrower and Lender.

         The term "Business Day" as used herein shall mean a day on which commercial banks are not authorized or required by law to close in New York City, New York or in London, England.


                         ARTICLE 3:  DEFAULT AND ACCELERATION

         (a) The whole of the principal sum of this Note, (b) interest, default interest, late charges and other sums, as provided in this Note, the Security Instrument or the Other Security Documents (defined below), (c) all other monies agreed or provided to be paid by Borrower in this Note, the Security Instrument or the Other Security Documents, (d) all sums advanced pursuant to the Security Instrument to protect and preserve the Property and the lien and the security interest created thereby, and (e) all sums advanced and costs and expenses incurred by Lender in connection with the Debt (defined below) or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender (all the sums referred to in (a) through (e) above shall collectively be referred to as the "Debt") shall without notice become immediately due and payable at the option of Lender if any payment required in this Note is not paid prior to the fifth (5th) day after the date when due or on the Maturity Date or on the happening of any other default, after the expiration of any applicable notice and grace periods, herein or under the terms of the Security Instrument or any of the Other Security Documents (collectively, an "Event of Default").


                             ARTICLE 4:  DEFAULT INTEREST

         Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire unpaid principal sum at a rate equal to the lesser of (a) five percent (5%) plus the Applicable Interest Rate and (b) the maximum interest rate which Borrower may by law pay (the "Default Rate"). The Default Rate shall be computed (i) for all Events of Default which can be cured by the payment of a sum of money, from the date upon which such payment was due, and (ii) for all other Events of Default, from the occurrence of the Event of Default until, for all Events of Default, the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by the Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Event of Default.


                                ARTICLE 5:  DEFEASANCE

         Subject to compliance with and satisfaction of the terms and conditions of this Article 5, Borrower may elect on any Payment Date occurring after [the last day of the thirtieth (30th) full calendar month from the date hereof -OR- the earlier of (x) the third (3rd) anniversary of the date hereof or (y) two (2) years from the "startup day" within the meaning of Section 860G(a)(9) of the IRS Code of a REMIC Trust] to release the Property from the lien of the Security Instrument by delivering to Lender, as security for the payment of all interest due and to become due throughout the term of this Note on, and the principal balance of this Note equal to the outstanding principal amount of this Note, Defeasance Collateral with Collateral Value (hereinafter defined) sufficient, without consideration of any reinvestment of interest therefrom, to pay (a) all amounts then due relating to this Note, including accrued interest thereon, (b) the outstanding principal amount of this Note (the "Defeasance Amount") and (c) the portion of the interest that will become due under this Note on any date prior to and including the Maturity Date (all such interest as described in this clause (iii) together with the Defeasance Amount and such amounts described in clause (i) being hereinafter referred to as the "Defeasance Property").

         As a condition to any Defeasance, prior to any Defeasance, Borrower shall have delivered to Lender:

         (a) all necessary documents to amend and restate the Note to reflect that the principal balance of the Note has been defeased (the "Defeased Note").
(1) The Defeased Note shall be in a principal amount equal to the Defeasance Amount, (2) be payable to the order of Lender, (3) be dated as of the date hereof, (4) mature on the Maturity Date (the "Defeased Maturity Date") (5) be secured by the Defeasance Collateral delivered in connection with the Defeasance and otherwise contain substantially the same terms as this Note. The Defeased Note shall evidence the Debt and not any new or additional indebtedness of Borrower. The Defeased Note cannot be the subject of any further Defeasance;

         (b) an opinion of Borrower's counsel in form reasonably satisfactory to Lender stating (1) that the Defeasance Collateral and the proceeds thereof have been duly and validly assigned and delivered to Lender and that Lender has a valid, perfected, first priority lien and security interest in the Defeasance Collateral delivered by Borrower and the proceeds thereof and all obligations, rights and duties under and to the Defeasance Note and (2) and such other matters as Lender or its counsel may reasonably require;

         (c) written confirmation from the Rating Agencies (as defined in the Security Instrument) that such Defeasance will not result in a withdrawal, downgrade or qualification of the then current ratings by the applicable Rating Agencies of the Securities (as defined in the Security Instrument) and otherwise in form and substance reasonably satisfactory to Lender and its counsel. If required by the Rating Agencies, Borrower shall, at Borrower's expense (the cost of which shall be subject to Lender's prior approval, which approval shall not be unreasonably withheld), also deliver or cause to be delivered a non-consolidation opinion with respect to the Defeasance Obligor (hereinafter defined) in form and substance satisfactory to Lender and the Rating Agencies;

         (d) a certificate of Borrower's independent certified public accountant certifying that the Defeasance Collateral generates monthly amounts equal to or greater than each monthly installment of principal and interest required to be paid under the Defeased Note through and including the Maturity Date and payments due thereon; and

         (e) Borrower shall deliver such other certificates, documents or instruments as Lender may reasonably request or that the Rating Agencies may require in connection with the Defeasance.

         In connection with any Defeasance hereunder, Lender shall, or if any Securities have been issued in connection with a securitization, Lender may, at its option, and if it elects not to, [Lehman Brothers Realty Corporation] shall, in each instance at Borrower's expense, establish or designate a successor entity, which shall be a Single Purpose Entity (hereinafter defined) (the "Defeasance Obligor") and Borrower shall transfer and assign all obligations, rights and duties under and to the Defeased Note together with the pledged Defeasance Collateral to such Defeasance Obligor. Such Defeasance Obligor shall assume the obligations under the Defeased Note and any security agreement executed in connection with the Defeasance or the Defeasance Collateral delivered in connection therewith (the "Defeasance Security Agreement"), and Borrower shall be relieved of its obligations under such documents.

         Each of the obligations of the United States of America that is part of the Defeasance Collateral shall be duly endorsed by the holder thereof as directed by Lender or accompanied by a written instrument of transfer in form and substance wholly satisfactory to Lender (including, without limitation, such instruments as may be required by the depository institution holding such securities or by the issuer thereof, as the case may be, to effectuate book-entry transfers and pledges through the book-entry facilities of such institution) in order to perfect upon the delivery of the Defeasance Collateral the first priority security interest therein in favor of the Lender in conformity with all applicable state and federal laws governing the granting of
such security interests.   Borrower shall authorize and direct that the payments
received from such obligations shall be made directly to Lender or Lender's designee and applied to satisfy the obligations of Borrower under the Defeased Note. Borrower shall execute and deliver a Defeasance Security Agreement in form and substance reasonably satisfactory to Lender creating a first priority lien on the Defeasance Collateral delivered in connection with the Defeasance and the Obligations purchased with the Defeasance Collateral.

         The Defeasance Collateral shall generate payments on or prior to, but as close as possible to, the Business Day prior to each successive scheduled payment date after the Defeasance Date upon which payments are required under this Note and the Defeased Note, including the amount of accrued interest together with the outstanding principal amount hereunder which would be due on the Maturity Date (the "Scheduled Defeasance Payments").

         Notwithstanding any release of the Security Instrument granted pursuant to this Article 5 or any Defeasance hereunder, Borrower shall and hereby agrees to continue to be bound by and obligated under Articles 5, 7, and 15 and Sections 3.1, 7.4, 11.2, 11.10, 13.1, 13.4 and 14.2 of the Security
Instrument; provided however that all references therein to "Property" or "Personal Property" shall be deemed to refer only to the Defeasance Collateral delivered to Lender.

         All Defeasance Collateral shall be used and applied first to defease a portion of this Note, together with such amount that is necessary for the payment of all interest due and to become due with respect to such portion of this Note. Upon any release of the Security Instrument pursuant to this Section 5, the Defeasance Collateral delivered in connection therewith shall constitute Collateral which shall secure the Obligations.

         Any revenue, documentary stamp or intangible taxes or any other tax or charge due in connection with the creation of the Defeased Note, the modification of this Note, or otherwise required to accomplish the Defeasance shall be paid by Maker simultaneously with the occurrence of any Defeasance.

         The term "Defeasance Collateral" as used herein shall mean non-callable and non-redeemable securities evidencing an obligation to timely pay principal and interest in a full and timely manner that are direct obligations of the United States of America for the payment of which its full faith and credit is pledged.

         The term "Collateral Value" as used herein shall mean as of any date with respect to Defeasance Collateral delivered to Lender, the aggregate amount of payments of principal of such Defeasance Collateral and the predetermined and certain income therefrom that will be paid or payable to Lender on or before the Business Day prior to each day on which payments are due on the obligations in respect of which such Defeasance Collateral was delivered, without consideration of any reinvestment of such income, all as certified in writing by a recognized and reputable independent certified public accounting firm or investment banking firm selected by Borrower and reasonably satisfactory to Lender.

         The term "Single Purpose Entity" as used herein shall mean a Person
(as defined in the Loan Agreement), other than an individual, which at all times since its formation: (i) has been a duly formed and existing limited partnership or corporation, as the case may be; (ii) has been duly qualified in each jurisdiction in which such qualification was at such time necessary for the conduct of its business; (iii) has complied with the provisions of its organizational documents and the laws of its jurisdiction of formation in all respects; (iv) has observed all customary formalities regarding its partnership or corporate existence, as the case may be; (v) has accurately maintained its financial statements, accounting records and other partnership or corporate documents separate from those of any other Person; (vi) has not commingled its assets or funds with those of any other Person; (vii) has accurately maintained its own bank accounts, payroll and books and accounts separate from those of any other Person; (viii) has paid its own liabilities from its own separate assets;
(ix) has identified itself in all dealings with the public, under its own name and as a separate and distinct entity; (x) has not identified itself as being a division or a part of any other Person; (xi) has not identified any other Person as being a division or a part of such Person; (xii) has been adequately capitalized in light of its contemplated business operations; (xiii) has not assumed, guaranteed or become obligated for the liabilities of any other Person (except in connection with the endorsement of negotiable instruments in the ordinary course of business) or held out its credit as being available to satisfy the obligations of any other Person; (xiv) has not acquired obligations or securities of any other Person; (xv) has not made loans or advances to any other Person; (xvi) has not entered into and was not a party to any transaction with any Affiliate (as defined in the Security Instrument) of such Person, except in the ordinary course of business and on terms which are no less favorable to such Person than would be obtained in a comparable arm's-length transaction with an unrelated third party; (xvii) has conducted its own business in its own name; (xviii) has paid the salaries of its own employees and maintained a sufficient number of employees in light of its contemplated business operations; (xix) has allocated fairly and reasonably any overhead for shared office space; (xx) has used separate stationery, invoices and checks;
(xxi) has not
pledged its assets for the benefit of any other entity or made any loans or advances to any person or entity; (xxii) has not engaged in a non-exempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Internal Revenue Code; (xxiii) has not acquired obligations or securities of its partners or Affiliates; and (xxiv) has corrected any known misunderstanding regarding its separate identity.


                                ARTICLE 6:  PREPAYMENT

         The principal balance of this Note may not be prepaid in whole or in part prior to the Maturity Date.

         If a Default Prepayment (hereinafter defined) occurs, Borrower shall pay to Lender the entire Debt, including, without limitation, a prepayment consideration (the "Prepayment Consideration") in an amount equal to Yield Maintenance (hereinafter defined).

         The term "Default Prepayment" as used herein shall mean a prepayment of the principal amount of this Note made during the continuance of any Event of Default or after an acceleration of the Maturity Date under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of the Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise.

         The term "Yield Maintenance" as used herein shall mean an amount equal to the greater of (A) one percent (1%) of the principal balance of this Note outstanding on the date on which prepayment is to be made (the "Prepayment Date"), and (B) the present value as of the Prepayment Date of the Calculated Payments (hereinafter defined) from the Prepayment Date through the Maturity Date determined by discounting each of such payments from the date of its scheduled payment at the Discount Rate (hereinafter defined).

         The term "Calculated Payments as used herein" shall mean monthly payments of interest only which would be due based on the principal amount outstanding on the Prepayment Date and which would be outstanding each month assuming the scheduled amortization, as the case may be, and assuming an interest rate per annum equal to the difference (if such difference is greater than zero) between (i) the Fixed Rate minus (ii) the Treasury Rate. The "Discount Rate" is the rate which, when compounded monthly, is equivalent to the Treasury Rate when compounded semi-annually. The "Treasury Rate" means the yield calculated by the linear interpolation of the yields, as reported in the Federal Reserve Statistical Release H.15-Selected Interest Rates under the heading U.S. Government Securities/Treasury constant maturities for the week ending prior to the Prepayment Date, of the U.S. Treasury constant maturities with maturity dates (one longer and one shorter) most nearly approximating the Maturity Date. In the event Release H.15 is no longer published, Lender shall select a comparable publication to determine the Prepayment Treasury Rate. Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration (including a detailed calculation of the same) which shall be conclusive and binding on Borrower absent manifest error.

         Lender shall notify Borrower of the amount and the basis of determination of the required Prepayment Consideration and each component thereof (including a detailed calculation of the same) which shall be conclusive and binding on Borrower absent manifest error.

         Notwithstanding anything herein to the contrary, provided no Event of Default exists, no Prepayment Consideration shall be due in connection with (i) a complete or partial prepayment resulting from the application of Net Proceeds (as defined in the Security Instrument) pursuant to Section 4.4 of the Security Instrument (a "Mandatory Prepayment") or (ii) a Defeasance pursuant to Section 5 above. Notwithstanding anything herein to the contrary, if any Mandatory Prepayment occurs on a date that is not a Payment Date, the amount due from Borrower on the date of such Mandatory Prepayment shall include a payment (a "Shortfall Interest Payment") equal to (a) the amount of all accrued and unpaid interest on the outstanding principal balance of this Note as of the date of such Mandatory Prepayment, plus (b) the interest which would have accrued on the amount of the Mandatory Prepayment from the date of such Mandatory Prepayment to the last day preceding the next Payment Date. On the Payment Date following any such Mandatory Prepayment, Borrower shall receive a credit against the payment then due equal to the amount of such Shortfall Interest Payment.


                                 ARTICLE 7:  SECURITY


         This Note is secured by the Security Instrument and the Other Security Documents. The term "Security Instrument" as used in this Note shall mean (i) Mortgage Consolidation, Mofidication and Spreader Agreement dated the date hereof in the principal sum of $14,000,000 given by Borrower to (or for the benefit of) Lender covering the leasehold estate of Borrower in certain premises located in New York County, State of New York, and other property, as more particularly described therein (collectively, the "Initial Property"; the Initial Property, the Substitute Property and each Additional Property (as defined in the Loan Agreement), as the case may be, shall be referred to herein as the "Property") and intended to be duly recorded in said County and (ii) from and after the substitution of the Substitution Property pursuant to Section 4 of the Loan Agreement or the substitution or addition of the Additional Properties pursuant to Section 5 of the Loan Agreement, the Spread Mortgage (as defined in the Loan Agreement). The term "Other Security Documents" as used in this Note shall mean all and any of the documents other than this Note or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of this

Note including, but not limited to, that certain Loan Agreement dated the date hereof between Borrower and Lender. Whenever used, the singular number shall include the plural, the plural number shall include the singular, and the words "Lender" and "Borrower" shall include their respective successors, assigns, heirs, executors and administrators.

    All of the terms, covenants and conditions contained in the Security Instrument and the Other Security Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein.


                              ARTICLE 8:  SAVINGS CLAUSE

    This Note is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the principal balance due hereunder at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Note, Borrower is at any time required or obligated to pay interest on the principal balance due hereunder at a rate in excess of such maximum rate, the Applicable Interest Rate or the Default Rate, as the case may be, shall be deemed to be immediately reduced to such maximum rate and all previous payments in excess of the maximum rate shall be deemed to have been payments in reduction of principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.


                               ARTICLE 9:  LATE CHARGE

    If any sum payable under this Note is not paid prior to the fifth (5th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of the unpaid sum or the maximum amount permitted by applicable law to defray the expenses incurred by Lender in handling and processing the delinquent payment and to compensate Lender for the loss of the use of the delinquent payment and the amount shall be secured by the Security Instrument and the Other Security Documents.


                             ARTICLE 10:  NO ORAL CHANGE

    This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.


                       ARTICLE 11:  JOINT AND SEVERAL LIABILITY

    If Borrower consists of more than one person or party, the obligations and liabilities of each person or party shall be joint and several.


                                 ARTICLE 12:  WAIVERS

    Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Security Instrument or the Other Security Documents made by agreement between Lender or any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other person or entity who may become liable for the payment of all or any part of the Debt, under this Note, the Security Instrument or the Other Security Documents. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note, the Security Instrument or the Other Security Documents. If Borrower is a partnership, the agreements herein contained shall remain in force and applicable, notwithstanding any changes in the individuals comprising the partnership, and the term "Borrower," as used herein, shall include any alternate or successor partnership, but any predecessor partnership and their partners shall not thereby be released from any liability. If Borrower is a corporation, the agreements contained herein shall remain in full force and applicable notwithstanding any changes in the shareholders comprising, or the officers and directors relating to, the corporation, and the term "Borrower" as used herein, shall include any alternative or successor corporation, but any predecessor corporation shall not be relieved of liability hereunder. (Nothing in the foregoing sentence shall be construed as a consent to, or a waiver of, any prohibition or restriction on transfers of interests in such partnership which may be set forth in the Security Instrument or any Other Security Document.)


                                 ARTICLE 13: TRANSFER

    Upon the transfer of this Note, Borrower hereby waiving notice of any such transfer, Lender may deliver all the collateral mortgaged, granted, pledged or assigned pursuant to the Security Instrument and the Other Security Documents, or any part thereof, to the transferee who shall thereupon become vested with all the rights herein or under applicable law given to

Lender with respect thereto, and Lender shall thereafter forever be relieved and fully discharged from any liability or responsibility in the matter; but Lender shall retain all rights hereby given to it with respect to any liabilities and the collateral not so transferred.


                         ARTICLE 14:  WAIVER OF TRIAL BY JURY

    BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT
TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THIS NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THIS NOTE, THIS NOTE, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                               ARTICLE 15:  EXCULPATION

    (a) Except as otherwise provided herein, in the Security Instrument or in the Other Security Documents, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in this Note or the Security Instrument by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Note, the Security Instrument, the Other Security Documents, and the interest in the Property, the Rents (as defined in the Security Instrument) and any other collateral given to Lender created by this Note, the Security Instrument and the Other Security Documents; provided, however, that any judgment in any such action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting this Note and the Security Instrument, agrees that it shall not, except as otherwise provided in Section 11.10 of the Security Instrument, sue for, seek or demand any deficiency judgment against Borrower in any such action or proceeding, under or by reason of or under or in connection with this Note, the Other Security Documents or the Security Instrument. The provisions of this Section shall not, however, (i) constitute a waiver, release or impairment of any obligation evidenced or secured by this Note, the Other Security Documents or the Security Instrument; (ii) impair the right of Lender to obtain a deficiency judgment in any action or proceeding in order to preserve its rights and remedies, including, without limitation, foreclosure, non-judicial foreclosure, or the exercise of a power of sale, under the Additional Security Instruments (as defined in the Security Instrument); however, Lender agrees that it shall not enforce such deficiency judgment against any assets of Borrower other than the Additional Properties (as defined in the Security Instrument) or in the exercise of its rights and remedies under the Additional Security Instruments; (iii) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under the Security Instrument; (iv) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with this Note, the Security Instrument, or the Other Security Documents; (v) impair the right of Lender to obtain the appointment of a receiver; (vi) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; or (vii) impair the right of Lender to enforce the provisions of Sections 11.10, 13.2, 13.3 and 13.4 of the Security Instrument.

    (b) Notwithstanding the provisions of this Section 14 to the contrary, Borrower shall be personally liable to Lender for the Losses (as defined in the Security Instrument) it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of this Note, the Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of a Default (as defined in the Security Instrument) or Event of Default; (iii) Borrower's misapplication or misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes (as defined in the Security Instrument), Insurance Premiums (as defined in the Security Instrument), Other Charges (as defined in the Security Instrument) (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of the Security Instrument), charges for labor or materials or other charges that can create liens on the Property; (vi) Borrower's failure to maintain, repair or restore the Property in accordance with the Security Instrument and the Other Security Documents; (vii) Borrower's failure to return or to reimburse Lender for all Personal Property (as defined in the Security Instrument) taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (viii) any act of actual waste or arson by Borrower, any principal, affiliate or general partner thereof or by any Indemnitor or Guarantor; (ix) any fees or commissions paid by Borrower to any principal, affiliate or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of this Note, the Security Instrument or the Other Security Documents; (x) dividends or distributions made by Borrower at any time during the twelve (12) month period prior to a Default or Event of Default; (xi) Borrower's failure to comply with the provisions of Sections 4.2, 7.1, 12.1 and
12.2 of the Security Instrument; or (xii) impair the right of Lender to obtain a deficiency judgment in any action or proceeding in order to preserve its rights and remedies, including, without limitation, an action against Borrower under the Note, a foreclosure, non-judicial foreclosure, or the exercise of a power of sale, under the Additional Security Instruments; however, Lender agrees that it shall not enforce such deficiency judgment against any assets of Borrower other than the Additional Properties or in the exercise of its rights and remedies under the Additional Security Instruments.

    (c) Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Subsection (a) above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Sections 3.11 and

8.1 through 8.4, inclusive of the Security Instrument, or if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing.

    (d) Nothing herein shall be deemed to be a waiver of any right which Lender may have under Section 506(a), 506(b), 1111(b) or any other provision of the U.S. Bankruptcy Code to file a claim for the full amount of the indebtedness secured by the Security Instrument or to require that all collateral shall continue to secure all of the indebtedness owing to Lender in accordance with this Note, the Security Instrument and the Other Security Documents.


                                ARTICLE 16:  AUTHORITY

    Borrower (and the undersigned representative of Borrower, if any) represents that Borrower has full power, authority and legal right to execute and deliver this Note, the Security Instrument and the Other Security Documents and that this Note, the Security Instrument and the Other Security Documents constitute valid and binding obligations of Borrower.


                             ARTICLE 17:  APPLICABLE LAW

    This Note shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York, provided however, that with respect to the creation, perfection, priority and enforcement of the lien of the Security Instrument, and the determination of deficiency judgments, the laws of the State where the applicable Property is located shall apply.



                           ARTICLE 18:  SERVICE OF PROCESS

    (a) (i) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

         (ii) Borrower initially and irrevocably designates ______________ ______________________, with offices on the date hereof at
________________________ ____________________________________, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Note.

    (b) Any legal action or proceeding with respect to this Note, the Security Instrument or the Other Security Documents and any action for enforcement of any judgment in respect thereof may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, Borrower hereby accepts for itself and in respect of its property, generally and unconditionally, the non-exclusive jurisdiction of the aforesaid courts and appellate courts from any thereof. Borrower irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to Borrower at its address set forth opposite its signatures below. Borrower hereby irrevocably waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Note, the Security Instrument or the Other Security Documents brought in the courts referred to above and hereby further irrevocably waives and agrees not to plead or claim in any such court that any such action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall affect the right of Lender to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against Borrower in any other jurisdiction.

    (c) Nothing in this Note will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.


                               ARTICLE 19: COUNSEL FEES

    In the event that it should become necessary to employ counsel to collect the Debt or to protect or foreclose the security therefor, Borrower also agrees to pay all reasonable fees and expenses of Lender, including, without limitation, reasonable attorney's fees for the services of such counsel whether or not suit be brought.


                                 ARTICLE 20: NOTICES

    All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:         SL Green Operating Partnership, L.P.
                        70 West 36th Street
                        New York, New York 10018
                        Attention: _________________
                        Facsimile No. ______________


With a copy to:         __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Facsimile No. _____________


If to Lender:           Lehman Brothers Holdings Inc.
                          d/b/a Lehman Capital, a division of
                          Lehman Brothers Holdings Inc.
                        Three World Financial Center, 7th Floor
                        New York, New York  10285
                        Attention: Ms. Allyson Bailey
                        Telephone:  (212) 526-5849
                        Facsimile No. (212) 526-5484


with a copy to:         [GMAC]
                        __________________________
                        __________________________
                        __________________________
                        Attention:
                        Telephone:
                        Facsimile:


or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

                              ARTICLE (a)  MISCELLANEOUS

         (a) Wherever pursuant to this Note (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         (b) Wherever pursuant to this Note it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, due diligence costs, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff, or otherwise.

    IN WITNESS WHEREOF, Borrower has duly executed this Note [as of] the day and year first above written.


                                  SL GREEN OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By:  SL GREEN REALTY CORP., a Maryland
                                       corporation


                                       By:  _________________________
                                            Name:
                                            Title:

                          ENVIRONMENTAL INDEMNITY AGREEMENT


         ENVIRONMENTAL INDEMNITY AGREEMENT (the "Agreement") made as of the ____ day of August, 1997 by SL GREEN OPERATING PARTNERSHIP, a Delaware limited partnership, having an office at 70 West 36th Street, New York, New York 10018 ("Indemnitor") and LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an office at Three World Financial Center, 200 Vesey Street, New York, New York 10285 ("Indemnitee"), and other Indemnified Parties (defined below).

                                      RECITALS:

         A.   Borrower is the fee owner of the Property.

         B. Indemnitee is prepared to make the Loan to Borrower in the principal amount of $21,000,000, or so much thereof may be advanced pursuant to the terms and conditions that certain Loan Agreement made between Indemnitor and Indemnitee of even date herewith, (i) to be evidenced by those certain promissory notes in the aggregate principal amount of $14,000,000 made by Borrower as consolidated, amended and restated pursuant to that certain Consolidated, Modified and Restated Promissory Note made between Indemnitor and Indemnitee of even date herewith (collectively, as may be amended, increased, modified, consolidated or supplemented, the "Note"), (ii) subject to the terms and conditions of Loan Agreement and (iii) secured by, among other things, those certain mortgage and security agreements in the aggregate principal amount of $14,000,000 given by Indemnitor, as consolidated, amended and restated by that certain Mortgage Consolidation, Modification and Spreader Agreement made between Indemnitor and Indemnitee of even date herewith (the "Security Instrument") which will encumber the Property.

         C. As a condition to making the Loan, Indemnitor, agrees to provide the indemnification, representations warranties, and covenants and other matters described in this Agreement for the benefit of Indemnified Parties.

         D. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Security Instrument.


                                      AGREEMENT

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitor, jointly and severally, hereby represents, warrants, covenants and agrees for the benefit of Indemnified Parties as follows:

    i. ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. To the best of Indemnitor's knowledge, after due inquiry, (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing pursuant to the Environmental Reports delivered to Indemnitee with respect to the Property pursuant to the Loan Agreement and more fully described on Exhibit B attached hereto; (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property, and there are no circumstances that may prevent or interfere with such compliance in the future, except as described in the Environmental Report; (e) Indemnitor does not know of, and has not received any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) of possible liability relating to Hazardous Substances or Remediation (defined below) of Hazardous Substances in, on or under the Property, from any person or entity pursuant to any Environmental Law, non-compliance with any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; (f) the Property is not (i) listed or proposed for listing on the National Priorities List, CERCLIS, or any analogous list maintained by any governmental entity of sites that may require investigation or cleanup, (ii) the subject of any investigation or cleanup or is or has been the subject of a CERCLA Section 104(e) notice, or (iii) subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law; (g) Indemnitor has not received any notice of potential liability with respect to any site other than the Properties arising from Hazardous Substances generated, stored, treated, disposed of, or transported at or from the Properties; and (h) Indemnitor has truthfully and fully provided to Indemnitee, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Indemnitor and that is contained in files and records of Indemnitor, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

    ii. ENVIRONMENTAL COVENANTS. Indemnitor covenants and agrees that: (a) all uses and operations on or of the Property, whether by Indemnitor or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property except in compliance with all Environmental Laws and permits issued pursuant thereto; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Indemnitee in writing; (d) Indemnitor shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Indemnitor or any other person or entity (the "Environmental Liens"); (e) Indemnitor shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Subsection 12.3 of the Security Instrument, including but not limited to providing all relevant information and making knowledgeable persons available for interviews;
         (f) Indemnitor shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Indemnitee (including but not limited to sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), and share with Indemnitee the reports and other results thereof, and Indemnitee and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Indemnitor shall, at its sole cost and expense, comply with all reasonable written requests of Indemnitee to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Indemnitor shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Indemnitor shall immediately notify Indemnitee in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential

         Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; (E) any listing or proposed listing of the Property on the National Priorities List, CERCLIS, or any analogous list maintained by any governmental entity of sites that may require investigation or cleanup; (F) a CERCLA
         Section 104(e) notice with respect to the Property; (G) any written or oral notice or other communication of which Indemnitor becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Agreement; and (H) any circumstances or conditions that cause or may cause any Environmental Representation and Warranty to be untrue or that results in a breach thereof.

 iii. INDEMNIFIED PARTIES' RIGHTS/COOPERATION AND ACCESS. Indemnified Parties and any other person or entity designated by Indemnified Parties (including but not limited to any receiver, any representative of a governmental entity and any environmental consultant), shall have the right but not the obligation to enter upon the Property pursuant to Section 5.27 of the Security Instrument, and, at any time after the occurrence and during the continuance of an Event of Default, at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air or building materials, and conducting other invasive testing. Borrower shall, or shall cause the other Loan Parties to, cooperate with and provide access to Indemnified Parties and any such person or entity designated by Indemnified Parties.

iv. INDEMNIFICATION. Indemnitor covenants and agrees at its sole cost and expense, to protect, defend, indemnify, release and hold Indemnified Parties harmless from and against any and all Losses (defined below) imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following ("Indemnified Claims"): (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Indemnitor, any other Loan Party, any person or entity affiliated with Indemnitor or any other Loan Party, and any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Indemnitor, any other Loan Party, any person or entity affiliated with Indemnitor or any other Loan Party, and any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property , whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental
         Law) in connection with the Property, operations thereon or transfer thereof, including but not limited to any failure by Indemnitor, any other Loan Party, any person or entity affiliated with Indemnitor, and any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws;
         (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in this Agreement; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property or use thereof, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Indemnitor, any other Loan Party, any person or entity affiliated with Indemnitor or any other Loan Party, and any tenant or other user of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances at any facility or incineration vessel owned or operated by another person or entity; (j) any acts of Indemnitor, any other Loan Party, any person or entity affiliated with Indemnitor or any other Loan Party, and any tenant or other user of the Property in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property or other damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for private or public nuisance or for the conducting of an abnormally dangerous activity on or near the

         Property; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to this Agreement, the Loan Agreement or the Security Instrument.

    v. DUTY TO DEFEND AND ATTORNEYS AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Indemnitor shall defend same (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of any claim or proceeding. Upon demand, Indemnitor shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

    vi.       DEFINITIONS.

         Capitalized terms used herein and not specifically defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement. As used in this Agreement, the following terms shall have the following meanings:

         The term "Hazardous Substances" includes but is not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.

         The term "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, and any judicial or administrative interpretations thereof, including any judicial or administrative order, consent decree or judgment, and as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health, pollution or the environment. The term "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues:

the Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"); the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. The term "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

         The term "Release" with respect to any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, leaching, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

         The term "Remediation" includes but is not limited to any response, remedial, removal, or corrective action; any activity to clean up, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance; any actions to prevent, cure or mitigate any Release of any Hazardous Substance; any action to comply with any Environmental Laws or with any permits issued pursuant thereto; any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to herein and in Article 12 of the Security Instrument.

         The term "Legal Action" means any claim, action, suit, proceeding or investigation, whether administrative or judicial in nature.

         The term "Indemnified Parties" includes Indemnitee, any person or entity who is or will have been involved in the origination of the Loan, any person or entity who is or will have been involved in the servicing of the Loan, any person or entity in whose name the encumbrance created by the Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in the Loan (including, but not limited to, custodians, trustees and other fiduciaries who hold or have held a full or partial interest in the Loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in the Loan or the Property, whether during the term of the Loan or as a part of or following a foreclosure of the Loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Indemnitee's assets and business).

         The term "Losses" includes any losses, damages, costs, fees, expenses, claims, suits, judgments, awards, liabilities (including but not limited to strict liabilities), obligations, debts, diminutions in value, fines, penalties, charges, costs of Remediation (whether or not performed voluntarily), amounts paid in settlement, foreseeable and unforeseeable consequential damages, litigation costs, attorneys' fees, engineers' fees, environmental consultants' fees, and investigation costs (including but not limited to costs for sampling, testing and analysis of soil, water, air, building materials, and other materials and substances whether solid, liquid or gas), of whatever kind or nature, and whether or not incurred in connection with any judicial or administrative proceedings, actions, claims, suits, judgments or awards.

    vii. UNIMPAIRED LIABILITY. The liability of Indemnitor under this Agreement shall in no way be limited or impaired by, and Indemnitor hereby consents to and agrees to be bound by, any amendment or modification of the provisions of the Note, the Loan Agreement, the Security Instrument or any other Loan Document to or with Indemnitee by [ANY] Indemnitor or any Loan Party or any person who succeeds Indemnitor, any Loan Party or any person as owner of the Property. In addition, the liability of Indemnitor under this Agreement shall in no way be limited or impaired by (i) any extensions of time for performance required by the Note, the Loan Agreement, the Security Instrument or any of the other Loan Documents, (ii) any sale or transfer of all or part of the Property, (iii) except as provided herein, any exculpatory provision in the Note, the Loan Agreement, the Security Instrument, or any of the other Loan Documents limiting Indemnitee's recourse to the Property or to any other security for the Note, or limiting Indemnitee's rights to a personal or a deficiency judgment against Indemnitor, (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitor under the Note, the Loan Agreement, the Security Instrument or any of the other Loan Documents or herein, (v) the release of Indemnitor or any other person from performance or observance of any of the agreements, covenants, terms or condition contained in any of the other Loan Documents by operation of law, Indemnitee's voluntary act, or otherwise, (vi) the release or substitution in whole or in part of any security for the Note, the Loan Agreement; or (vii) Indemnitee's failure to record the Security Instrument or file any UCC financing statements (or Indemnitee's improper recording or filing of any thereof) or to otherwise perfect, protect, secure or insure any security interest or lien given as security for the Note or the Loan Agreement; and, in any such case, whether with or without notice to Indemnitor and with or without consideration.

   viii. ENFORCEMENT. Indemnified Parties may enforce the obligations of Indemnitor without first resorting to or exhausting any security or collateral or without first having recourse to the Note, the Loan Agreement, the Security Instrument, or any other Loan Documents or any of the Property, through foreclosure proceedings or otherwise, provided, however, that nothing herein shall inhibit or prevent Indemnitee from suing on the Note, foreclosing, or exercising any other rights and remedies under the Loan Agreement and the other Loan Documents. It is not necessary for an Event of Default to have occurred for Indemnified Parties to exercise their rights pursuant to this Agreement. Notwithstanding any provision of the Loan Agreement, the Security Instrument or the other Loan Documents, the obligations pursuant to this Agreement are exceptions to any non-recourse or exculpation provision of the Loan Agreement, the Security Instrument and the other Loan Documents; Indemnitor is fully and personally liable for such obligations, and its liability is not limited to the original or amortized principal balance of the Loan or the value of the Property.

    ix. SURVIVAL. The obligations and liabilities of Indemnitor under this Indemnity shall fully survive indefinitely notwithstanding any termination, satisfaction, OR assignment of the Note or Loan Agreement, entry of a judgment of foreclosure, exercise of any power of sale, or delivery of a deed in lieu of foreclosure of the Security Instrument.

    x. INTEREST. Any amounts payable to any Indemnified Parties under this Agreement shall become immediately due and payable on demand and, if not paid within thirty (30) days of such demand therefor, shall bear interest at a per annum rate equal to the Default Rate.

    xi. WAIVERS. (a) Indemnitor hereby waives (i) any right or claim of right to cause a marshalling of Indemnitor's assets or to cause Indemnitee or other Indemnified Parties to proceed against any of the security for the Loan before proceeding under this Agreement against Indemnitor; (ii) and relinquish all rights and remedies accorded by applicable law to indemnitors or guarantors, except any rights of subrogation which Indemnitor may have, provided that the indemnity provided for hereunder shall neither be contingent upon the existence of any such rights of subrogation nor subject to any claims or defenses whatsoever which may be asserted in connection with the enforcement or attempted enforcement of such subrogation rights including, without limitation, any claim that such subrogation rights were abrogated by any acts of Indemnitee or other Indemnified Parties;
         (iii) the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against or by Indemnitee or other Indemnified Parties; (iv) notice of acceptance hereof and of any action taken or omitted in reliance hereon; (v) presentment for payment, demand of payment, protest or notice of nonpayment or failure to perform or observe, or other proof, or notice or demand; and (vi) all homestead exemption rights against the obligations hereunder and the benefits of any statutes of limitations or repose. Notwithstanding anything to the contrary contained herein, Indemnitor hereby agrees to postpone the exercise of any rights of subrogation with respect to any collateral securing the Loan until the Loan shall have been paid in full.

    (b) INDEMNITOR HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE LOAN AGREEMENT, THE SECURITY INSTRUMENT, THIS AGREEMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF ANY INDEMNIFIED PARTIES IN CONNECTION THEREWITH.

    xii. SUBROGATION. Indemnitor shall take any and all reasonable actions, including institution of legal action against third-parties, necessary or appropriate to obtain reimbursement, payment or compensation from such persons responsible for the presence of any Hazardous Substances at, in, on, under or near the Property or otherwise obligated by law to bear the cost. Indemnified Parties shall be and hereby are subrogated to all of Indemnitor's rights now or hereafter in such claims.

    xiii      INDEMNITOR'S REPRESENTATIONS AND WARRANTIES.  Indemnitor
         represents and warrants that:

         (a) if Indemnitor is a corporation or partnership, it has the full corporate/partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder; the execution, delivery and performance of this Agreement by Indemnitor has been duly and validly authorized; and all requisite corporate/partnership action has been taken by Indemnitor to make this Agreement valid and binding upon Indemnitor, enforceable in accordance with its terms;

              (b) if Indemnitor is a corporation or a partnership, its execution of, and compliance with, this Agreement is in the ordinary course of business of that Indemnitor and will not result in the breach of any term or provision of the charter, by-laws, partnership or trust agreement, or other governing instrument of that Indemnitor or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under any agreement, indenture or loan or credit agreement or other instrument to which the Indemnitor or the Property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Indemnitor or the Property is subject;

              (c) there is no action, suit, proceeding or investigation pending or, to the best of Indemnitor's knowledge, threatened against it which, either in any one instance or in the aggregate, may result in any material adverse change in the business, operations, financial condition, properties or assets of Indemnitor, or in any material impairment of the right or ability of Indemnitor to carry on its business substantially as now conducted, or in any material liability on the part of Indemnitor, or which would draw into question the validity of this Agreement or of any action taken or to be taken in connection with the obligations of Indemnitor contemplated herein, or which would be likely to impair materially the ability of Indemnitor to perform under the terms of this Agreement;

              (f) it does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

              (g) no approval, authorization, order, license or consent of, or registration or filing with, any governmental authority or other person, and no approval, authorization or consent of any other party is required in connection with this Agreement; and

              (h) this Agreement constitutes a valid, legal and binding obligation of Indemnitor, enforceable against it in accordance with the terms hereof.

    xiv. NO WAIVER. No delay by any Indemnified Party in exercising any right, power or privilege under this Agreement shall operate as a waiver of any such privilege, power or right.

    xv.       NOTICE OF LEGAL ACTIONS.  Each party hereto shall, within five
         (5) business days of receipt thereof, give written notice to the other party hereto of (i) any notice, advice or other communication from any governmental entity or any source whatsoever with respect to Hazardous Substances on, from or affecting the Property, and (ii) any Legal Action brought against such party or related to the Property, with respect to which Indemnitor may have liability under this Agreement; provided, that failure of the Indemnified Party to provide any such notice to the Indemnitee shall not affect the right of the Indemnified Party to receive the indemnification provided for hereunder, except (and to the extent) that the Indemnitee is materially prejudiced by its failure to receive such notice. Such notice shall comply with the provisions of Section 17 hereof.

    xvi. TRANSFER OF LOAN. (a) Indemnitee shall have the right in its sole discretion at any time during the term of the Loan to sell, assign, syndicate, participate or otherwise transfer and/or dispose of all or any portion of its interest in the Loan pursuant to the Loan Agreement.

    (b)  Upon any transfer or proposed transfer contemplated above and by
Section 19.1 of the Security Instrument, at Indemnitee's request, Indemnitor shall provide an estoppel certificate to any Participant or other transferee or any prospective Participant or transferee reaffirming the agreements contained herein, making the representations and warranties herein effective as of the date of such certificate and certifying that there is no default hereunder as of the date of such certificate.

    xvii. NOTICES. Except as otherwise by expressly provided herein, all notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by facsimile, telex, or cable communication), and shall be deemed to have been duly given or made when delivered by hand, or five (5) days after being deposited in the United States mail, certified or registered, postage prepaid, or, in the case of telex notice, when sent, answerback received, or, in the case of facsimile notice, when sent, answerback received, or, in the case of a nationally recognized overnight courier service, one (1) Business Day after delivery to such courier service, addressed, in the case of Borrower and Agent, at the addresses specified below, or to such other addresses as may be designated by any party in a written notice to the other parties hereto, provided that notices and communications to Agent shall not be effective until received by the party to whom they are addressed.

If to Indemnitor:       SL Green Operating Partnership, L.P.
                        70 West 36th Street
                        New York, New York 10018
                        Attention: _________________
                        Facsimile No. ______________


With a copy to:         __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Facsimile No. ______________

If to Indemnitee:       Lehman Brothers Holdings Inc.
                        d/b/a Lehman Capital, a division of
                        Lehman Brothers Holdings Inc.
                        Three World Financial Center, 7th Floor
                        New York, New York  10285
                        Attention: Ms. Allyson Bailey
                        Telephone:  (212) 526-5849
                        Facsimile No. (212) 526-5484

with a copy to:         [GMAC]
                        __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Telephone: ________________
                        Facsimile: _________________

or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Section, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

  xviii.      SUBMISSION TO JURISDICTION.  With respect to any claim or action arising hereunder, Indemnitor (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Agreement brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

    xix. NO THIRD-PARTY BENEFICIARY. The terms of this Agreement are for the sole and exclusive protection and use of Indemnified Parties. No party shall be a third-party beneficiary hereunder, and no provision hereof shall operate or inure to the use and benefit of any such third party. It is agreed that those persons and entities included in the definition of Indemnified Parties are not such excluded third party beneficiaries.

    xx. DUPLICATE ORIGINALS; COUNTERPARTS. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

    xxi.      NO ORAL CHANGE.   This Agreement, and any provisions hereof, may
         not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of [ANY] Indemnitor or any Indemnified Party, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

   xxii. HEADINGS, ETC. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

  xxiii.    NUMBER AND GENDER/SUCCESSORS AND ASSIGNS.  All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require. Without limiting the effect of specific references in any provision of this Agreement, the term "Indemnitor" shall be deemed to refer to each and every person or entity comprising an Indemnitor from time to time, as the sense of a particular provision may require, and to include the heirs, executors, administrators, legal representatives, successors and assigns of Indemnitor, all of whom shall be bound by the provisions of this Agreement, provided that no obligation of Indemnitor may be assigned except with the written consent of Indemnitee. Each reference herein to Indemnitee shall be deemed to include its successors and assigns. This Agreement shall inure to the benefit of Indemnified Parties and their respective successors and assigns forever.

   xxiv. JOINT AND SEVERAL LIABILITY. If Indemnitor consists of more than one person or entity, the obligations and liabilities of each such person hereunder are joint and several and are fully recourse to Indemnitor.

    xxv. RELEASE OF LIABILITY. Any one or more parties liable upon or in respect of this Agreement may be released without affecting the liability of any party not so released.

   xxvi. RIGHTS CUMULATIVE. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies which Indemnitee has under the Note, the Loan Agreement, the Security Instrument, or the other Loan Documents or would otherwise have at law or in equity.

  xxvii.      INAPPLICABLE PROVISIONS.  If any term, condition or covenant of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

 xxviii.      GOVERNING LAW.  This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

   xxix. RECOURSE. The Loan and the Obligations (as defined in the Security Instrument) shall be full recourse to Borrower.

    xxx. WAIVER OF DEFENSES. In the event a legal action is brought against Indemnitee by a third party, Indemnitee agrees not to waive any defenses it may have in connection with such legal action without the prior written consent of Indemnitor.

   xxxi. MISCELLANEOUS. (a) Wherever pursuant to this Agreement (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

                   (i)       Wherever pursuant to this Agreement it is provided
                        that Indemnitor pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of the Indemnified Parties, whether retained firms, the reimbursement for the expenses of the in-house staff or otherwise.

         IN WITNESS WHEREOF, Indemnitor has caused this Agreement to be executed and delivered as of the day and year first above written.


                                  SL GREEN OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By:  SL GREEN REALTY CORP., a Maryland
                                       corporation


                                       By:  __________________________
                                            Name:
                                            Title:

                                      EXHIBIT A

                            (Description of the Property)

                                      EXHIBIT B

                        (Description of Environmental Report)

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

                  SL GREEN OPERATING PARTNERSHIP, L.P., as assignor
                                   (Borrower)


                                          to



                            LEHMAN BROTHERS HOLDINGS INC.
                         D/B/A LEHMAN CAPITAL, A DIVISION OF
                      LEHMAN BROTHERS HOLDINGS INC., as assignee
                                   (Lender)


                            ______________________________

                                      ASSIGNMENT
                                 OF LEASES AND RENTS
                            ______________________________


                    Dated:    As of August __, 1997

                    Location:

                    Section:
                    Block:
                    Lot:
                    County:   New York

                    PREPARED BY AND UPON
                    RECORDATION RETURN TO:

                    THACHER PROFFITT & WOOD
                    2 WORLD TRADE CENTER
                    NEW YORK, NEW YORK 10048

                    Attention:     Mitchell G. Williams, Esq.

                    File No.: 16248-00300

                    Title No.:     ____________ issued by First American

                              Title Company
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
          THIS ASSIGNMENT OF LEASES AND RENTS ("Assignment") made as of the _____ day of August, 1997, by SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as assignor, having its principal place of business at 70 West 36th Street, New York, New York 10018 as mortgagor ("Borrower") to LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, as assignee, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285, individually and as Agent for one or more Co-Lenders ("Lender").

                                      RECITALS:

          Borrower by its promissory notes in the aggregate outstanding principal amount of $14,000,000 as consolidated, amended and restated by that certain Consolidated, Amended and Restated Promissory Note of even date herewith made between Borrower and Lender is indebted to Lender in the principal sum of $14,000,000 in lawful money of the United States of America (together with all extensions, renewals, modifications, substitutions and amendments thereof, the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note, and otherwise subject to all other terms and conditions contained in the Note.

          Borrower desires to secure the payment of the Debt (defined below) and the performance of all of its obligations under the Note and the Other Obligations as defined in Article 2 of the Security Instrument (defined below).

                                 ARTICLE 1-ASSIGNMENT

          Section 1.1 PROPERTY ASSIGNED. Borrower hereby absolutely and unconditionally assigns and grants to Lender the following property, rights, interests and estates, now owned, or hereafter acquired by Borrower:

          (a) LEASES. [GROUND LEASE DESCRIPTION TO BE ADDED] All existing and future leases affecting the use, enjoyment, or occupancy of all or any part of that certain lot or piece of land, more particularly described in Exhibit A annexed hereto and made a part hereof, together with the buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter located thereon (collectively, the "Property") and the right, title and interest of Borrower, its successors and assigns, therein and thereunder.

          (b) OTHER LEASES AND AGREEMENTS. All other leases and other agreements, whether or not in writing, affecting the use, enjoyment or occupancy of the Property or any portion thereof now or hereafter made, whether made before or after the filing by or against

Borrower of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") together with any extension, renewal or replacement of the same, this Assignment of other present and future leases and present and future agreements being effective without further or supplemental assignment. The leases described in Subsection 1.1(a) and the leases and other agreements described in this Subsection 1.1(b), together with all other present and future leases and present and future agreements and any extension or renewal of the same are collectively referred to as the "Leases".

          (c) RENTS. All rents, additional rents, revenues, income, issues and profits arising from the Leases and renewals and replacements thereof and any cash or security deposited in connection therewith and together with all rents, revenues, income, issues and profits (including all oil and gas or other mineral royalties and bonuses) from the use, enjoyment and occupancy of the Property or from any award, judgment or payments which may heretofore or hereafter be made with respect to any action or proceeding brought with respect to the Leases whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents").

          (d) BANKRUPTCY CLAIMS. All of Borrower's claims and rights (the "Bankruptcy Claims") to the payment of damages arising from any rejection by a lessee of any Lease under the Bankruptcy Code.

          (e) LEASE GUARANTIES. All of Borrower's right, title and interest in and claims under any and all lease guaranties, letters of credit and any other credit support given by any guarantor in connection with any of the Leases (individually, a "Lease Guarantor", collectively, the "Lease Guarantors") to Borrower (individually, a "Lease Guaranty", collectively, the "Lease Guaranties").

          (f) PROCEEDS. All proceeds from the sale or other disposition of the Leases, the Rents, the Lease Guaranties and the Bankruptcy Claims.

          (g) OTHER. All rights, powers, privileges, options and other benefits of Borrower as lessor under the Leases and beneficiary under the Lease Guaranties, including without limitation the immediate and continuing right to make claim for, receive, collect and receipt for all Rents payable or receivable under the Leases and all sums payable under the Lease Guaranties or pursuant thereto (and to apply the same to the payment of the Debt or the Other Obligations), and to do all other things which Borrower or any lessor is or may become entitled to do under the Leases or the Lease Guaranties.

          (h) ENTRY. The right, at Lender's option, upon revocation of the license granted herein, to enter upon the Property in person, by agent or by court-appointed receiver, to collect the Rents.

          (i) POWER OF ATTORNEY. Borrower's irrevocable power of attorney, coupled with an interest, to take any and all of the actions set forth in Section 3.1 of this Assignment and any or all other actions designated by Lender for the proper management and preservation of the Property.

          (j) OTHER RIGHTS AND AGREEMENTS. Any and all other rights of Borrower in and to the items set forth in subsections (a) through (i) above, and all amendments, modifications, replacements, renewals and substitutions thereof.

          Section 1.2 CONSIDERATION. This Assignment is made in consideration of that certain loan made by Lender to Borrower evidenced by the Note and secured by those certain mortgage and security agreements in the aggregate outstanding principal amount of $14,000,000 as consolidated, amended and restated by that certain Mortgage Consolidation, Modification and Spreader Agreement made between Borrower and Lender dated the date hereof in the principal sum of $14,000,000, covering the Property and intended to be duly recorded (the "Security Instrument"). The principal sum, interest and all other sums due and payable under the Note, the Security Instrument, this Assignment and the Other Security Documents (defined below) are collectively referred to as the "Debt". The documents other than this Assignment, the Note, or the Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender which wholly or partially secure or guarantee payment of the Debt are referred to herein as the "Other Security Documents".

                           ARTICLE 2 - TERMS OF ASSIGNMENT

          Section 2.1 PRESENT ASSIGNMENT AND LICENSE BACK. It is intended by Borrower that this Assignment constitute a present, absolute assignment of the Leases, Rents, Lease Guaranties and Bankruptcy Claims, and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 2.1, Lender grants to Borrower a revocable license to collect and receive the Rents and other sums due under the Lease Guaranties. Borrower shall hold the Rents and all sums received pursuant to any Lease Guaranty, or a portion thereof sufficient to discharge all current sums due on the Debt, in trust for the benefit of Lender for use in the payment of such sums.

          Section 2.2 NOTICE TO LESSEES. Borrower hereby agrees to authorize and direct the lessees named in the Leases or any other or future lessees or occupants of the Property and all Lease Guarantors to pay over to Lender or to such other party as Lender directs all Rents and all sums due under any Lease Guaranties upon receipt from Lender of written notice to the effect that Lender is then the holder of the Security Instrument and that a Default (defined below) exists, and to continue so to do until otherwise notified by Lender.

          Section 2.3 INCORPORATION BY REFERENCE. All representations, warranties, covenants, conditions and agreements contained in the Security Instrument as same may be modified, renewed, substituted or extended are hereby made a part of this Assignment to the same extent and with the same force as if fully set forth herein.

                                 ARTICLE 3 - REMEDIES

          Section 3.1 REMEDIES OF LENDER. Upon or at any time after the occurrence of a default under this Assignment or an Event of Default (as defined in the Security Instrument) (a "Default"), the license granted to Borrower in
Section 2.1 of this Assignment shall automatically be revoked, and Lender shall immediately be entitled to possession of all Rents and sums due under any Lease Guaranties, whether or not Lender enters upon or takes control of the Property. In addition, Lender may, at its option, without waiving such Default, without notice and without regard to the adequacy of the security for the Debt, either in person or by agent, nominee or attorney, with or without bringing any action or proceeding, or by a receiver appointed by a court, dispossess Borrower and its agents and servants from the Property, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of the Property and all books, records and accounts relating thereto and have, hold, manage, lease and operate the Property on such terms and for such period of time as Lender may deem proper and either with or without taking possession of the Property in its own name, demand, sue for or otherwise collect and receive all Rents and sums due under all Lease Guaranties, including those past due and unpaid with full power to make from time to time all alterations, renovations, repairs or replacements thereto or thereof as may seem proper to Lender and may apply the Rents and sums received pursuant to any Lease Guaranties to the payment of the following in such order and proportion as Lender in its sole discretion may determine, any law, custom or use to the contrary notwithstanding: (a) all expenses of managing and securing the Property, including, without being limited thereto, the salaries, fees and wages of a managing agent and such other employees or agents as Lender may deem necessary or desirable and all expenses of operating and maintaining the Property, including, without being limited thereto, all taxes, charges, claims, assessments, water charges, sewer rents and any other liens, and premiums for all insurance which Lender may deem necessary or desirable, and the cost of all alterations, renovations, repairs or replacements, and all expenses incident to taking and retaining possession of the Property; and (b) the Debt, together with all costs and reasonable attorneys' fees. In addition, upon the occurrence of a Default, Lender, at its option, may (1) complete any construction on the Property in such manner and form as Lender deems advisable,
(2) exercise all rights and powers of Borrower, including, without limitation, the right to negotiate, execute, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents from the Property and all sums due under any Lease Guaranties, (3) either require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupancy of such part of the Property as may be in possession of Borrower or
(4) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise.

          Section 3.2 OTHER REMEDIES. Nothing contained in this Assignment and no act done or omitted by Lender pursuant to the power and rights granted to Lender hereunder shall be deemed to be a waiver by Lender of its rights and remedies under the

Note, the Security Instrument, or the Other Security Documents and this Assignment is made and accepted without prejudice to any of the rights and remedies possessed by Lender under the terms thereof. The right of Lender to collect the Debt and to enforce any other security therefor held by it may be exercised by Lender either prior to, simultaneously with, or subsequent to any action taken by it hereunder. Borrower hereby absolutely, unconditionally and irrevocably waives any and all rights to assert any setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligations of Borrower under this Assignment, the Note, the Security Instrument, the Other Security Documents or otherwise with respect to the loan secured hereby in any action or proceeding brought by Lender to collect same, or any portion thereof, or to enforce and realize upon the lien and security interest created by this Assignment, the Note, the Security Instrument, or any of the Other Security Documents (provided, however, that the foregoing shall not be deemed a waiver of Borrower's right to assert any compulsory counterclaim if such counterclaim is compelled under local law or rule of procedure, nor shall the foregoing be deemed a waiver of Borrower's right to assert any claim which would constitute a defense, setoff, counterclaim or crossclaim of any nature whatsoever against Lender in any separate action or proceeding).

          Section 3.3 OTHER SECURITY. Lender may take or release other security for the payment of the Debt, may release any party primarily or secondarily liable therefor and may apply any other security held by it to the reduction or satisfaction of the Debt without prejudice to any of its rights under this Assignment.

          Section 3.4 NON-WAIVER. The exercise by Lender of the option granted it in Section 3.1 of this Assignment and the collection of the Rents and sums due under the Lease Guaranties and the application thereof as herein provided shall not be considered a waiver of any default by Borrower under the Note, the Security Instrument, the Leases, this Assignment or the Other Security Documents. The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Assignment. Borrower shall not be relieved of Borrower's obligations hereunder by reason of
(a) the failure of Lender to comply with any request of Borrower or any other party to take any action to enforce any of the provisions hereof or of the Security Instrument, the Note, or the Other Security Documents, (b) the release regardless of consideration, of the whole or any part of the Property, or (c) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of this Assignment, the Note, the Security Instrument or the Other Security Documents. Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take any action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to enforce its rights under this Assignment. The rights of Lender under this Assignment shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision.

          Section 3.5 BANKRUPTCY. (a) Upon or at any time after the occurrence of a

Default, Lender shall have the right to proceed in its own name or in the name of Borrower in respect of any claim, suit, action or proceeding relating to the rejection of any Lease, including, without limitation, the right to file and prosecute, to the exclusion of Borrower, any proofs of claim, complaints, motions, applications, notices and other documents, in any case in respect of the lessee under such Lease under the Bankruptcy Code.

               (b) If there shall be filed by or against Borrower a petition under the Bankruptcy Code, and Borrower, as lessor under any Lease, shall determine to reject such Lease pursuant to Section 365(a) of the Bankruptcy Code, then Borrower shall give Lender not less than ten (10) days' prior notice of the date on which Borrower shall apply to the bankruptcy court for authority to reject the Lease. Lender shall have the right, but not the obligation, to serve upon Borrower within such ten-day period a notice stating that (i) Lender demands that Borrower assume and assign the Lease to Lender pursuant to Section 365 of the Bankruptcy Code and (ii) Lender covenants to cure or provide adequate assurance of future performance under the Lease. If Lender serves upon Borrower the notice described in the preceding sentence, Borrower shall not seek to reject the Lease and shall comply with the demand provided for in clause (i) of the preceding sentence within thirty (30) days after the notice shall have been given, subject to the performance by Lender of the covenant provided for in clause (ii) of the preceding sentence.

                     ARTICLE 4 - NO LIABILITY, FURTHER ASSURANCES

          Section 4.1 NO LIABILITY OF LENDER. This Assignment shall not be construed to bind Lender to the performance of any of the covenants, conditions or provisions contained in any Lease or Lease Guaranty or otherwise impose any obligation upon Lender. Lender shall not be liable for any loss sustained by Borrower resulting from Lender's failure to let the Property after a Default or from any other act or omission of Lender in managing the Property after a Default unless such loss is caused by the willful misconduct and bad faith of Lender. Lender shall not be obligated to perform or discharge any obligation, duty or liability under the Leases or any Lease Guaranties or under or by reason of this Assignment and Borrower shall, and hereby agrees, to indemnify Lender for, and to hold Lender harmless from, any and all liability, loss or damage which may or might be incurred under the Leases, any Lease Guaranties or under or by reason of this Assignment and from any and all claims and demands whatsoever, including the defense of any such claims or demands which may be asserted against Lender by reason of any alleged obligations and undertakings on its part to perform or discharge any of the terms, covenants or agreements contained in the Leases or any Lease Guaranties. Should Lender incur any such liability, the amount thereof, including costs, expenses and reasonable attorneys' fees, shall be secured by this Assignment and by the Security Instrument, and the Other Security Documents and Borrower shall reimburse Lender therefor immediately upon demand and upon the failure of Borrower so to do Lender may, at its option, declare all sums secured by this Assignment and by the Security Instrument, and the Other Security Documents immediately due and payable. This Assignment shall not operate to place any obligation or liability for the control, care, management or repair of the Property upon Lender, nor for the carrying out of any of the terms and conditions of the Leases or any Lease Guaranties; nor shall it operate to make Lender responsible or liable for any waste committed on the Property by the tenants or any other parties, or for any dangerous or defective condition of the Property, including without limitation the presence of any Hazardous Substances (as defined in the Security Instrument), or for any negligence in the management, upkeep, repair or control of the Property resulting in loss or injury or death to any tenant, licensee, employee or stranger.

          Section 4.2 NO MORTGAGEE IN POSSESSION. Nothing herein contained shall be construed as constituting Lender a "mortgagee in possession" in the absence of the taking of actual possession of the Property by Lender. In the exercise of the powers herein granted Lender, no liability shall be asserted or enforced against Lender, all such liability being expressly waived and released by Borrower.

          Section 4.3 FURTHER ASSURANCES. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, conveyances, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require for the better assuring, conveying, assigning, transferring and confirming unto Lender the property and rights hereby assigned or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Assignment or for filing, registering or recording this Assignment and, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien and security interest hereof in and upon the Leases.

                             ARTICLE 5 - SECONDARY MARKET

          Section 5.1 TRANSFER OF LOAN. The Lender shall have the right in its sole discretion at any time during the term of the Security Instrument to sell, assign, syndicate, participate or otherwise transfer and/or dispose of all or any portion of its interest in the loan evidenced by the Note.

                         ARTICLE 6 - MISCELLANEOUS PROVISIONS

          Section 6.1 CONFLICT OF TERMS. In case of any conflict between the terms of this Assignment and the terms of the Security Instrument, the terms of the Security Instrument shall prevail.

          Section 6.2 NO ORAL CHANGE. This Assignment and any provisions hereof may not be modified, amended, waived, extended, changed, discharged or terminated orally, or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

          Section 6.3 CERTAIN DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Assignment may be used interchangeably in singular or plural form and the word "Borrower " shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note the word "Note" shall mean "the Note and any other evidence of indebtedness secured by the Security Instrument," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder, the word "Debt" shall mean the principal balance of the Note with interest thereon as provided in the Note and all other sums due pursuant to the Note, the Security Instrument, this Assignment and the Other Security Documents whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          Section 6.4 AUTHORITY. Borrower represents and warrants that it has full power and authority to execute and deliver this Assignment and the execution and delivery of this Assignment has been duly authorized and does not conflict with or constitute a default under any law, judicial order or other agreement affecting Borrower or the Property.

          Section 6.5 INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

          Section 6.6 DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each such duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

          SECTION 6.7 CHOICE OF LAW. THIS ASSIGNMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS

OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS ASSIGNMENT, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

          Section 6.8 TERMINATION OF ASSIGNMENT. Upon payment in full of the Debt and the delivery and recording of a satisfaction or discharge of the Security Instrument duly executed by Lender, this Assignment shall become and be void and of no effect.

          Section 6.9 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:          SL Green Operating Partnership, L.P.
                         70 West 36th Street
                         New York, New York 10018
                         Attention: _________________
                         Facsimile No. ______________


With a copy to:          __________________________
                         __________________________
                         __________________________
                         Attention: _________________
                         Facsimile No. ______________

If to Lender:            Lehman Brothers Holdings Inc.
                         d/b/a Lehman Capital, a division of
                         Lehman Brothers Holdings Inc.
                         Three World Financial Center, 7th Floor
                         New York, New York  10285
                         Attention: Ms. Allyson Bailey
                         Telephone:  (212) 526-5849
                         Facsimile No. (212) 526-5484
with a copy to:          [GMAC]
                         __________________________
                         __________________________
                         __________________________
                         Attention: _________________
                         Telephone: ________________
                         Facsimile: _________________

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 6.9, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

          Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

          SECTION 6.10 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THIS ASSIGNMENT, THE SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.

          Section 6.11 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Assignment brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

          Section 6.12 LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

          Section 6.13 HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

          Section 6.14 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

          Section 6.15 SOLE DISCRETION OF LENDER. Wherever pursuant to this Assignment (a) Lender exercises any right given to it to approve or disapprove,
(b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

          Section 6.16 COSTS AND EXPENSES OF BORROWER. Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement of the expenses for in-house staff or otherwise.

          THIS ASSIGNMENT, together with the covenants and warranties therein contained, shall inure to the benefit of Lender and any subsequent holder of the Security Instrument and shall be binding upon Borrower, its heirs, executors, administrators, successors and assigns and any subsequent owner of the Property.






                            [NO FURTHER TEXT ON THIS PAGE]

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          IN WITNESS WHEREOF, Borrower has executed this instrument the day and year first above written.

                                   SL GREEN OPERATING PARTNERSHIP, L.P., a
                                   Delaware limited partnership

                                   By:  SL GREEN REALTY CORP., a Maryland
                                        corporation


                                        By:  _______________________
                                             Name:
                                             Title:

                                   ACKNOWLEDGEMENT



STATE OF  NEW YORK  )
                    )ss.:
COUNTY OF NEW YORK  )


          On the ____ day of August, 1997, before me personally came _____________________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________________________ ________________; that he/she is the
______________________ of SL Green Realty Corp., a Maryland corporation, general partner of SL Green Operating Partnership, L.P., a Delaware limited partnership, the partnership which executed the foregoing instrument; that the execution of the instrument by ____________________________________ was duly authorized according to the Articles of Partnership, that _____________________ signed his/her name to the foregoing instrument in the firm name of SL Green Realty Corp., a Maryland Corporation, as the act and deed of said corporation, and that he/she had the authority to sign same, and that he/she acknowledged that said instrument was executed by said corporation for and on behalf of SL Green Operating Partnership, L.P. and he/she did duly acknowledge to me that he/she executed the same as the act and deed of said SL Green Operating Partnership, L.P. for the uses and purposes mentioned therein.



                                        _________________________________
                                                  Notary Public

                                      EXHIBIT A

                            Legal Description of Property


                                   (to be attached)

                        ASSIGNMENT OF MANAGEMENT AGREEMENT AND
                           SUBORDINATION OF MANAGEMENT FEES


         THIS CONDITIONAL ASSIGNMENT OF MANAGEMENT AGREEMENT ("Assignment") is made as of the ____ day of August, 1997, by SL GREEN OPERATING PARTNERSHIP, a Delaware limited partnership having its principal place of business at 70 West 36th Street, New York, New York 10018 ("Borrower"), to LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285 ("Lender"), and is acknowledged and consented to by __________________, a _____________________ having its principal place of business at ____________________ ("Agent").

                                      RECITALS:

         A. Borrower by its promissory notes in the aggregate outstanding principal amount of $14,000,000, as consolidated, amended and restated by that certain Consolidated, Amended and Restated Promissory Note of even date herewith made between Borrower and Lender (the notes together with all extensions, renewals, modifications, substitutions and amendments thereof shall collectively be referred to as the "Note") is indebted to Lender in the principal sum of $14,000,000 in lawful money of the United States of America, with interest from the date thereof at the rates set forth in the Note (the indebtedness evidenced by the Note, together with such interest accrued thereon, shall collectively be referred to as the "Loan"), principal and interest to be payable in accordance with the terms and conditions provided in the Note.

         B. The Loan is secured by, among other things, those certain mortgages made by Borrower in the aggregate outstanding principal amount of $14,000,000, as consolidated, amended and restated by that certain Mortgage Consolidation, Modification and Spreader Agreement of even date herewith made between Borrower and Lender (collectively, the "Security Instrument") which grants Lender a first lien on the property encumbered thereby (the "Property"). All and any of the documents other than the Note, the Security Instrument and this Assignment now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guarantee payment of the Note are referred to as the "Other Security Documents."

         C.   Pursuant to a certain Management Agreement dated
__________________, 19__ between Borrower and Agent (the "Management Agreement") (a true and correct copy of which Management Agreement is attached hereto as Exhibit A), Borrower employed Agent exclusively to rent, lease, operate and manage the Property and Agent is entitled to certain management fees (the "Management Fees") thereunder.

         D. Lender requires as a condition to the making of the Loan that Borrower assign the Management Agreement and subordinate its interest in the Management Fees in lien and payment to the Security Instrument as set forth below.

                                      AGREEMENT:

         For good and valuable consideration the parties hereto agree as follows:

         1. ASSIGNMENT OF MANAGEMENT AGREEMENT. As additional collateral security for the Loan, Borrower hereby conditionally transfers, sets over and assigns to Lender all of Borrower's right, title and interest in and to the Management Agreement, said transfer and assignment to automatically become a present, unconditional assignment, at Lender's option, in the event of a default by Borrower under the Note, the Loan, the Security Instrument or any of the Other Security Documents, including but not limited to escrow agreements, and the failure of Borrower to cure such default within any applicable grace period.

         2. SUBORDINATION OF MANAGEMENT FEES. The Management Fees and all rights and privileges of Agent to the Management Fees are hereby and shall at all times continue to be subject and unconditionally subordinate in all respects in lien and payment to the lien and payment of the Security Instrument, the Note and the Other Security Documents and to any renewals, extensions, modifications, assignments, replacements, or consolidations thereof and the rights, privileges, and powers of Lender thereunder.

         3. TERMINATION. At such time as the Loan is paid in full and the Security Instrument is released or assigned of record, this Assignment and all of Lender's right, title and interest hereunder with respect to the Management Agreement shall terminate.

         4. ESTOPPEL. Agent represents and warrants that (a) the Management Agreement is in full force and effect and has not been modified, amended or assigned with respect to the Property, (b) neither Agent nor Borrower is in default under any of the terms, covenants or provisions of the Management Agreement with respect to the Property and Agent knows of no event which, but for the passage of time or the giving of notice or both, would constitute an event of default under the Management Agreement with respect to the Property,
(c) neither Agent nor Borrower has commenced any action or given or received any notice for the purpose of terminating the Management Agreement with respect to the Property and (d) the Management Fees and all other sums due and payable to the Agent under the Management Agreement have been paid in full with respect to the Property.

         5. BORROWER'S COVENANTS. Borrower hereby covenants with Lender that during the term of this Assignment: (a) Borrower shall not transfer the responsibility for the management of the Property from Agent to any other person or entity without prior written notification to Lender and the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; (b) Borrower shall not terminate or amend any of the terms or provisions of the Management Agreement without the prior written consent of Lender, which consent may be withheld by Lender in Lender's sole discretion; and
(c) Borrower shall, in the manner provided for in this Assignment, give notice to Lender of any notice or information that Borrower receives which indicates that Agent is terminating the Management Agreement or that Agent is otherwise discontinuing its management of the Property.

         6. AGREEMENT BY BORROWER AND AGENT. Borrower and Agent hereby agree that in the event of a default by Borrower (beyond any applicable grace period) under the Note, the Security Instrument or any of the Other Security Documents ("Event of Default") during the term of this Assignment, at the option of Lender exercised by written notice to Borrower and Agent: (a) all rents, security deposits, issues, proceeds and profits of the Property collected by Agent, after payment of all costs and expenses of operating the Property (including, without limitation, operating expenses, real estate taxes, insurance premiums and repairs and maintenance, shall be applied in accordance with Lender's written directions to Agent; (b) Agent shall not collect or be entitled to any Managers Fee or other fee or commission due under the Management Agreement; and (c) Lender may exercise its rights under this Assignment and may immediately terminate the Management Agreement and require Agent to transfer its responsibility for the management of the Property to a management company selected by Lender in Lender's sole and absolute discretion.

         7. LENDER'S RIGHT TO REPLACE AGENT. In addition to the foregoing, in the event the Agent shall become insolvent, or a Default (as defined in the Security Instrument) or Event of Default shall occur and be continuing, then Lender, at its option, may require Borrower to engage a bona-fide, independent third party management agent approved by Lender in its sole discretion (the "New Agent") to manage the Property. The New Agent shall be engaged by Borrower pursuant to a written management agreement that complies with the terms hereof and is otherwise satisfactory to Lender in all respects.

         8. RECEIPT OF MANAGEMENT FEES. Borrower and Agent hereby agree that Agent shall not be entitled to receive any Management Fees or other fee, commission or other amount payable to Agent under the Management Agreement for and during any period of time that any Event of Default has occurred and is continuing; provided, however, that Agent shall not be obligated to return or refund to Lender any Management Fee or other fee, commission or other amount already received by Agent prior to the occurrence of the Event of Default, and to which Agent was entitled under this Assignment.

         9. CONSENT AND AGREEMENT BY AGENT. Agent hereby acknowledges and consents to this Assignment and agrees that Agent will act in conformity with the provisions of this Assignment and Lender's rights hereunder or otherwise related to the Management Agreement. In the event that the responsibility for the management of the Property is transferred from Agent in accordance with the provisions hereof, Agent shall, and hereby agrees to, fully cooperate in transferring its responsibility to a new management company and effectuate such transfer no later than thirty (30) days from the date the Management Agreement is terminated. Further, Agent hereby agrees (a) not to contest or impede the exercise by Lender of any right it has under or in connection with this Assignment; and (b) that it shall, in the manner provided for in this Assignment, give at least thirty (30) days prior written notice to Lender of its intention to terminate the Management Agreement or otherwise discontinue its management of the Property.

          10. NO SUBCONTRACTING. Notwithstanding anything in the Management Agreement to the contrary, Agent shall not sub-contract any or all of its management responsibilities under the Management Agreement to a third party or an affiliate without the prior written consent of Lender, such consent not to be unreasonably withheld.

         11. LENDER'S AGREEMENT. So long as Borrower is not in default (beyond any applicable grace period) under this Assignment, the Note, the Security Instrument or the Other

Security Documents, Lender agrees to permit any sums due to Borrower under the Management Agreement to be paid directly to Borrower.

         12.  GOVERNING LAW.      This Assignment shall be deemed to be a
contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.

         13. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:         SL Green Operating Partnership, L.P.
                        70 West 36th Street
                        New York, New York 10018
                        Attention: _________________
                        Facsimile No. ______________

With a copy to:         __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Facsimile No. ______________

If to Lender:           Lehman Brothers Holdings Inc.
                        d/b/a Lehman Capital, a division of
                        Lehman Brothers Holdings Inc.
                        Three World Financial Center, 7th Floor
                        New York, New York  10285
                        Attention: Ms. Allyson Bailey
                        Telephone:  (212) 526-5849
                        Facsimile No. (212) 526-5484
with a copy to:         [GMAC]
                        ____________________________
                        ____________________________
                        ____________________________
                        Attention: _________________
                        Telephone: _________________
                        Facsimile: _________________
If to Agent:            __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Facsimile No. _____________

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Section 12, the term "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.

         Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.


         14. NO ORAL CHANGE. This Assignment, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         15. LIABILITY. If Borrower consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Assignment shall be binding upon and inure to the benefit of Borrower, Lender and their respective successors and assigns forever.

         16. INAPPLICABLE PROVISIONS. If any term, covenant or condition of this Assignment is held to be invalid, illegal or unenforceable in any respect, this Assignment shall be construed without such provision.

         17. HEADINGS, ETC. The headings and captions of various paragraphs of this Assignment are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         18. DUPLICATE ORIGINALS; COUNTERPARTS. This Assignment may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Assignment may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Assignment. The failure of any party hereto to execute this Assignment, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         19. NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         20. MISCELLANEOUS. (a) Wherever pursuant to this Assignment (i) Lender exercises any right given to it to approve or disapprove, (ii) any arrangement or term is to be satisfactory to Lender, or (iii) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         (b) Wherever pursuant to this Assignment it is provided that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise.

         IN WITNESS WHEREOF the undersigned has executed and delivered this Assignment as of the date and year first written above.


                                  SL GREEN OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By:  SL GREEN REALTY CORP., a Maryland
                                       corporation


                                       By:  __________________________
                                            Name:
                                            Title:

                                  LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN
                                  CAPITAL, A DIVISION OF LEHMAN BROTHERS
                                  HOLDINGS INC., a Delaware corporation


                                  By:______________________________
                                       Name:
                                       Title:


                                  AGENT:

                                  _________________________________
                                  a _______________________________


                                  By:  ____________________________
                                       Name:
                                       Title:

                                      EXHIBIT A

                                 MANAGEMENT AGREEMENT

---------------------------------------------------------------------------
---------------------------------------------------------------------------


                  SL GREEN OPERATING PARTNERSHIP, L.P., as mortgagor
                                                 (Borrower)

                                         and

                           LEHMAN BROTHERS HOLDINGS INC.,
                      D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN
                         BROTHERS HOLDINGS INC., as mortgagee
                                                 (Lender)


                         ___________________________________

                           CONSOLIDATION, MODIFICATION AND
                                  SPREADER AGREEMENT
                         ___________________________________

                   Dated:    As of August __, 1997

                   Location:

                   Section:
                   Block:
                   Lot:
                   County:   New York

                   PREPARED BY AND UPON
                   RECORDATION RETURN TO:

                   Thacher Proffitt & Wood
                   Two World Trade Center
                   New York, New York 10048

                   Attention:     Mitchell G. Williams, Esq.

                   File No.: 16248-00300

                   Title No.:     __________________ issued by First American
                                  Title Insurance Company

---------------------------------------------------------------------------
---------------------------------------------------------------------------

         THIS MORTGAGE AND SECURITY AGREEMENT (the "Agreement") is made as of the ____ day of August, 1997, by SL GREEN OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, having an address at 70 West 36th Street, New York, New York 10018 as mortgagor ("Borrower") to LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN CAPITAL, A DIVISION OF LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation, having an address at Three World Financial Center, 200 Vesey Street, New York, New York 10285 as mortgagee ("Lender").

                                      RECITALS:

         Borrower by its promissory notes as consolidated, amended and restated by that certain Consolidated, Amended and Restated Note made by Borrower in favor of Lender (the "Note Consolidation Agreement") of even date herewith is indebted to Lender in the principal sum of FOURTEEN MILLION AND 00/100 DOLLARS ($14,000,000.00) in lawful money of the United States of America (the note together with all extensions, restatements, renewals, modifications, substitutions and amendments thereof and all instruments from time to time issued in exchange therefor shall collectively be referred to as the "Note"), with interest from the date thereof at the rates set forth in the Note, principal and interest to be payable in accordance with the terms and conditions provided in the Note, and subject to the terms and conditions of that certain Loan Agreement dated the date hereof between Borrower and Lender (the "Loan Agreement").

         Lender is the owner and holder of certain mortgages covering the [Leasehold] fee estate of Borrower in the [leasehold description/real property described in Exhibit A attached hereto (the "Land") and the Improvements (defined below) located thereon], which mortgages are more particularly described in Exhibit B attached hereto (hereinafter collectively referred to as the ("Security Instruments").

         Borrower and Lender have agreed in the manner hereinafter set forth to
(i) spread the Security Instruments and the respective liens thereof over those portions of the Property (as defined in Section 1.1) not already covered thereby and (ii) consolidate and coordinate the respective liens of the Security Instruments.

         NOW, THEREFORE, in pursuance of said agreement and in consideration of One Dollar ($1) and other valuable consideration, the parties hereto agree as follows:

         A.   SPREADING OF MORTGAGE.   The Security Instruments and the
respective liens thereof are hereby spread to cover those portions of the Property not already covered thereby.

         B.   CONSOLIDATION OF MORTGAGES.   The liens of the Security
Instruments as so spread, are hereby consolidated and coordinated so that together they shall hereafter constitute in law but one mortgage, a single lien, covering the Property and securing the principal sum of $14,000,000, together with interest thereon as hereinafter provided (the Security Instruments, as so spread, consolidated and coordinated and as modified, amended, restated, ratified and confirmed pursuant to the provisions of this Agreement being hereinafter collectively referred to as the "Security Instrument").

         C.   THIS AGREEMENT.

              (1) Borrower shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice and fully to protect the lien of the Security Instrument upon, and the interest of Lender in, the Property. Borrower will pay all filing, registration and recording fees, and all expenses incident to the preparation, execution and acknowledgment of this Agreement, and all Federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, execution and delivery of this Agreement and Borrower shall hold harmless and indemnify Lender against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement.

              (2) Borrower represents, warrants and covenants that there are no offsets, counterclaims or defenses against the Debt, this Agreement, the Security Instrument or the Note, that Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Borrower's part to be observed or performed, and that the Note, the Security Instrument and this Agreement constitute valid and binding obligations of Borrower.

              (3) This Agreement, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom the enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

              (4) This Agreement shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.

              (5) This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. The Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

              (6) If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

              (7) This Agreement shall be governed by and construed in accordance with the laws of the State of New York and the applicable laws of the United States of America.

              (8) Except as otherwise provided to the contrary in the following numbered Sections, all defined terms in the following numbered Sections shall have the meaning given to such terms in the above body of this Agreement and all references to the "Note" and the "Security Instrument" shall refer to the Note and Security Instrument as spread, coordinated, combined, consolidated, modified, amended and restated pursuant to the provisions the Note Consolidation Agreement and this Agreement, respectively.

         D. MODIFICATION OF MORTGAGE. The terms, covenants and provisions of the Security Instrument are hereby modified, amended and restated so that henceforth the terms, covenants and provisions of this Agreement shall supersede the terms, covenants and provisions of the Security Instrument and the terms, covenants and provisions of the Security Instrument shall read the same as the following Sections of this Agreement. The Security Instrument as herein modified, amended, spread and restated, is hereby ratified and confirmed in all respects by Borrower.


                            ARTICLE 1 - GRANTS OF SECURITY

         Section 1.1 PROPERTY MORTGAGED. Borrower does hereby irrevocably mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey to Lender, grant a security interest to Lender in and to the following property, rights, interests and estates now owned, or hereafter acquired by Borrower (collectively, the "Property"):

              (a) LAND. The real property described in Exhibit A attached hereto and made a part hereof (the "Land");

              (b) ADDITIONAL LAND. All additional lands, estates and development rights hereafter acquired by Borrower for use in connection with the Land and the development of the Land and all additional lands and estates therein which may, from time to time, by supplemental mortgage or otherwise be expressly made subject to the lien of this Security Instrument;

              (c) IMPROVEMENTS. The buildings, structures, fixtures, additions, enlargements, extensions, modifications, repairs, replacements and improvements now or hereafter erected or located on the Land (the "Improvements");

              (d) EASEMENTS. All easements, rights-of-way or use, rights, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, water courses, water rights and powers, air rights and development rights, and all estates, rights, titles, interests, privileges, liberties, servitudes, tenements, hereditaments and appurtenances of any nature whatsoever, in any way now or hereafter belonging, relating or pertaining to the Land and the Improvements and the reversion and reversions, remainder and remainders, and all land lying in the bed of any street, road or avenue, opened or proposed, in front of or adjoining the Land, to the center line thereof and all the estates, rights, titles, interests, dower and rights of dower, curtesy and rights of curtesy, property, possession, claim and demand whatsoever, both at law and in equity, of Borrower of, in and to the Land and the Improvements and every part and parcel thereof, with the appurtenances thereto;

              (e) FIXTURES AND PERSONAL PROPERTY. All machinery, equipment, fixtures (including, but not limited to, all heating, air conditioning, plumbing, lighting, communications and elevator fixtures) and other property of every kind and nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, and usable in connection with the present or future operation and occupancy of the Land and the Improvements and all building equipment, materials and supplies of any nature whatsoever owned by Borrower, or in which Borrower has or shall have an interest, now or hereafter located upon the Land and the Improvements, or appurtenant thereto, or usable in connection with the present or future operation and occupancy of the Land and the Improvements (collectively, the "Personal Property"), and the right, title and interest of Borrower in and to any of the Personal Property which may be subject to any security interests, as defined in the Uniform Commercial Code, as adopted and enacted by the state or states where any of the Property is located (the "Uniform Commercial Code"), superior in lien to the lien of this Security Instrument and all proceeds and products of the above;

              (f) LEASES AND RENTS. [LEASEHOLD PROVISIONS TO BE ADDED FOR 1140 AVENUE OF AMERICAS] All leases and other agreements affecting the use, enjoyment or occupancy of the Land and the Improvements heretofore or hereafter entered into, whether before or after the filing by or against Borrower of any petition for relief under 11 U.S.C. Section 101 et seq., as the same may be amended from time to time (the "Bankruptcy Code") (the "Leases") and all right, title and interest of Borrower, its successors and assigns therein and thereunder, including, without limitation, cash or securities, if any, and other cash equivalents, if any, and any Lease Guaranties (hereinafter defined) deposited thereunder to secure the performance by the lessees of their obligations thereunder and all rents, income, additional rents, revenues, issues, profits (including all oil and gas or other mineral royalties and bonuses), pass-throughs, tenant-required contributions for taxes, costs for major improvements, leasing commissions, capital expenditures and other cash items from the Land and the Improvements whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code and all proceeds from the sale, termination or other disposition of the Leases or from any award, judgment or payment which may heretofore or hereafter be made with respect to any action or proceeding brought with respect to the Leases whether paid or accruing before or after the filing by or against Borrower of any petition for relief under the Bankruptcy Code (collectively, the "Rents") and the right to receive and apply the Rents to the payment of the Debt, and all deposits made by borrower pursuant to this Security Instrument or other agreement with Lender regarding the Property and any accounts in which such deposits are held;

              (g) CONDEMNATION AWARDS. All awards or payments, including interest thereon, which may heretofore and hereafter be made with respect to the Property, whether from the exercise of the right of eminent domain (including but not limited to any transfer made in lieu of or in anticipation of the exercise of the right), or for a change of grade, or for any other injury to or decrease in the value of the Property;

              (h) INSURANCE PROCEEDS. All proceeds of and any unearned premiums on any insurance policies covering the Property, including, without limitation, the right to receive and apply the proceeds of any insurance, judgments, or settlements made in lieu thereof, for damage to the Property;

              (i) TAX CERTIORARI. All refunds, rebates or credits in connection with a reduction in real estate taxes and assessments charged against the Property as a result of tax certiorari or any applications or proceedings for reduction;

              (j) CONVERSION. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing including, without limitation, proceeds of insurance and condemnation awards, into cash or liquidation claims;

              (k) RIGHTS. The right, in the name and on behalf of Borrower, to appear in and defend any action or proceeding brought with respect to the Property and to commence any action or proceeding to protect the interest of Lender in the Property;

              (l) AGREEMENTS. All agreements, contracts, certificates, instruments, franchises, permits, licenses, plans, specifications and other documents, now or hereafter entered into, and all rights therein and thereto, respecting or pertaining to the use, occupation, construction, management or operation of the Land and any part thereof and any Improvements or respecting any business or activity conducted on the Land and any part thereof and all right, title and interest of Borrower therein and thereunder, including, without limitation, the right, upon the happening of any default hereunder, to receive and collect any sums payable to Borrower thereunder;

              (m) TRADEMARKS. All tradenames, trademarks, servicemarks, logos, copyrights, goodwill, books and records, and all other general intangibles relating to or used in connection with the operation of the Property; and

              (n) OTHER RIGHTS. Any and all other rights of Borrower in and to the items set forth in Subsections (a) through (m) above and all proceeds and products of any of the foregoing and all rights and privileges pertaining thereto.

         Section 1.2 ASSIGNMENT OF RENTS. Borrower hereby absolutely and unconditionally assigns to Lender Borrower's right, title and interest in and to all current and future Leases and Rents; it being intended by Borrower that this assignment constitutes a present, absolute assignment and not an assignment for additional security only. Nevertheless, subject to the terms of this Section 1.2, Section 3.7 and Section 4.5, Lender grants to Borrower a revocable license to collect and receive the Rents. Borrower shall hold the Rents, or a portion thereof sufficient to discharge all current sums due on the Debt, for use in the payment of such sums.

         Section 1.3 SECURITY AGREEMENT. This Security Instrument is both a real property mortgage and a "security agreement" within the meaning of the Uniform Commercial Code. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. By executing and delivering this Security Instrument, Borrower hereby grants to Lender, as security for the Obligations (defined in Section 2.3), a security interest in the Personal Property to the full extent that the Personal Property may be subject to the Uniform Commercial Code.

         Section 1.4 PLEDGE OF MONIES HELD. Borrower hereby pledges to Lender any and all monies now or hereafter held by Lender, including, without limitation, any sums deposited in the Escrow Fund (as defined in Section 3.5), Net Proceeds (as defined in Section 4.4) and condemnation awards or payments described in Section 3.6, as additional security for the Obligations until expended or applied as provided in this Security Instrument.

                                 CONDITIONS TO GRANT

         TO HAVE AND TO HOLD the above granted and described Property with all privileges and appurtenances thereunto belonging unto and to the use and benefit of Lender, and the heirs, successors and assigns of Lender, forever;


         PROVIDED, HOWEVER, these presents are upon the express condition that, if Borrower shall well and truly pay to Lender the Debt at the time and in the manner provided in the Note and this Security Instrument, shall well and truly perform the Other Obligations as set forth in this Security Instrument and shall well and truly abide by and comply with each and every covenant and condition set forth herein and in the Note, these presents and the estate hereby granted shall cease, terminate and be void.


                       ARTICLE 2 - DEBT AND OBLIGATIONS SECURED

         Section 2.1 DEBT. This Security Instrument and the grants, assignments and transfers made in Article 1 are given for the purpose of securing the following, in such order of priority as Lender may determine in its sole discretion (the "Debt"):

         (a) the payment of the indebtedness evidenced by the Note in lawful money of the United States of America;

         (b) the payment of interest, default interest, late charges and other sums, as provided in the Note, the Loan Agreement, this Security Instrument or the Other Security Documents (defined below);

         (c)  Prepayment Consideration (as defined in the Note);

         (d) the payment of all other moneys agreed or provided to be paid by Borrower in the Note, the Loan Agreement, this Security Instrument or the Other Security Documents;

         (e) the payment of all sums advanced pursuant to this Security Instrument to protect and preserve the Property and the lien and the security interest created hereby; and

         (f) the payment of all sums advanced and costs and expenses incurred by Lender in connection with the Debt or any part thereof, any renewal, extension, or change of or substitution for the Debt or any part thereof, or the acquisition or perfection of the security therefor, whether made or incurred at the request of Borrower or Lender.

         Section 2.2 OTHER OBLIGATIONS. This Security Instrument and the grants, assignments and transfers made in Article 1 are also given for the purpose of securing the following (the "Other Obligations"):

         (a) the performance of all other obligations of Borrower contained herein;

         (b) the performance of each obligation of Borrower contained in any other agreement given by Borrower to Lender which is for the purpose of further securing the obligations secured hereby, and any amendments, modifications and changes thereto; and

         (c) the performance of each obligation of Borrower contained in any renewal, extension, amendment, modification, consolidation, change of, or substitution or replacement for, all or any part of the Note, the Loan Agreement, this Security Instrument or the Other Security Documents.

         Section 2.3 DEBT AND OTHER OBLIGATIONS. Borrower's obligations for the payment of the Debt and the performance of the Other Obligations shall be referred to collectively below as the "Obligations."

         Section 2.4 PAYMENTS. Unless payments are made in the required amount in immediately available funds at the place where the Note is payable, remittances in payment of all or any part of the Debt shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by Lender in funds immediately available at the place where the Note is payable (or any other place as Lender, in Lender's sole discretion, may have established by delivery of written notice thereof to Borrower) and shall be made and accepted subject to the condition that any check or draft may be handled for collection in accordance with the practice of the collecting bank or banks. Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default (defined herein).


                            ARTICLE 3 - BORROWER COVENANTS

         Borrower covenants and agrees that:

         Section 3.1 PAYMENT OF DEBT. Borrower will pay the Debt at the time and in the manner provided in the Note and in this Security Instrument.

         Section 3.2 INCORPORATION BY REFERENCE. All the covenants, conditions and agreements contained in (a) the Loan Agreement, (b) the Note and
(c) all and any of the documents other than the Note, the Loan Agreement or this Security Instrument now or hereafter executed by Borrower and/or others and by or in favor of Lender, which wholly or partially secure or guaranty payment of the Note, including without limitation each Loan Document (as defined in the Loan Agreement) (the "Other Security Documents"), are hereby made a part of this Security Instrument to the same extent and with the same force as if fully set forth herein.

         Section 3.3    INSURANCE.

         (a) Borrower shall obtain and maintain, or cause to be maintained, insurance for Borrower and the Property providing at least the following coverages:

         (i) comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Security Instrument shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation, but the amount shall in no event be less than the outstanding principal balance of the Note; (B) containing an agreed amount endorsement with respect to the Improvements and Personal Property waiving all co-insurance provisions; (C) providing for no deductible in excess of $50,000; and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Property shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of Lender by an appraiser or contractor designated and paid by Borrower and approved by Lender, or by an engineer or appraiser in the regular employ of the insurer. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade. No omission on the part of Lender to request any such ascertainment shall relieve Borrower of any of its obligations under this Subsection. In addition, Borrower shall obtain (y) flood hazard insurance if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area", flood hazard insurance in an amount equal to the lesser of (a) the outstanding principal balance of the Note or (b) the maximum amount of such insurance available under the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973 or the National Flood Insurance Reform Act of 1994, as each may be amended or such greater amount as Lender shall require; or as otherwise required by Lender, and (z) earthquake insurance in amounts and in form and substance satisfactory to Lender in the event the Property is located in an area with a high degree of seismic activity, or as otherwise required by Lender, provided that the insurance pursuant to clauses (y) and (z) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this Subsection 3.3(a)(i) except that the deductible on such insurance shall not be in excess of five percent (5%) of the appraised value of the Property;

         (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Property, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000;
    (B) to continue at not less than the aforesaid limit until required to be changed by Lender in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; (4) blanket contractual liability for all written and oral contracts; and (5) contractual liability covering the indemnities contained in Article 13 hereof to the extent the same is available;

         (iii) business income and rent loss insurance (A) with loss payable to Lender; (B) covering all risks required to be covered by the insurance provided for in Subsection 3.3(a)(i); (C) containing an extended period of indemnity endorsement which provides that after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (D) in an amount equal to 100% of the projected gross income from the Property for a period of twelve (12) months. The amount of such business income insurance shall be determined prior to the date hereof and at least once each year thereafter based on the greatest of: (x) Borrower's reasonable estimate of the gross income from the Property; (y) the estimate of gross income set forth in the annual operating budget delivered pursuant to Subsection 3.11(a)(v); and (z) the highest gross income received during the term of the Note for any full calendar year prior to the date the amount of such insurance is being determined. All insurance proceeds payable to Lender pursuant to this Subsection shall be held by Lender and shall be applied to the obligations secured hereunder from time to time due and payable hereunder and under the Note; provided, however, that nothing herein contained shall be deemed to relieve Borrower of its obligations to pay the obligations secured hereunder on the respective dates of payment provided for in the Note except to the extent such amounts are actually paid out of the proceeds of such business income insurance;


         (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Subsection 3.3(a)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Subsection 3.3(a)(i), (3) including permission to occupy the Property, and (4) with an agreed amount endorsement waiving co-insurance provisions;

         (v) workers' compensation, subject to the statutory limits of the state in which the Property is located, and employer's liability insurance
    (A) with a limit per accident and per disease per employee, and (B) in an amount for disease aggregate in respect of any work or operations on or about the Property, or in connection with the Property or its operation (if applicable), in each case reasonably required by Lender;

         (vi) comprehensive boiler and machinery insurance, if applicable, in amounts as shall be reasonably required by Lender on terms consistent with the commercial general liability insurance policy required under Subsection 3.3(a)(ii); and

         (vii) umbrella liability insurance in an amount not less than $20,000,000 per occurrence on terms consistent with the commercial general liability insurance policy required under Subsection 3.3(a)(ii);

         (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $5,000,000; and

         (iv) such other insurance and in such amounts as Lender from time to time may reasonably request against such other insurable hazards which at the time are commonly insured against for property similar to the Property located in or around the region in which the Property is located.

         (b) All insurance provided for in Subsection 3.3(a) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the approval of Lender as to insurance companies, amounts, forms, deductibles, loss payees and insurers. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the state in which the Property is located and approved by Lender. Each insurance company must have a rating of "A" or better for claims paying ability assigned by Standard & Poor's Rating Group (the "Rating Agency") or, if the Rating Agency does not assign a rating for such insurance company, such insurance company must have a general policy rating of A or better and a financial class of VIII or better by A.M. Best Company, Inc., and if there are any Securities (defined in Section 19.1 below) issued which have been assigned a rating by a credit rating agency approved by Lender (a "Rating Agency"), the insurance company shall have a claims paying ability rating by such Rating Agency equal to or greater than the rating of the highest class of the Securities (each such insurer shall be referred to below as a "Qualified Insurer"). The Policies described in Subsections 3.3(a)(i), (iii),
(iv)(B) and (vi) shall designate Lender as loss payee.  Not less than thirty
(30) days prior to the expiration dates of the Policies theretofore furnished to Lender pursuant to Subsection 3.3(a), certified copies of the Policies marked "premium paid" or accompanied by evidence satisfactory to Lender of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by Borrower to Lender; provided, however, that in the case of renewal Policies, Borrower may furnish Lender with binders therefor to be followed by the original Policies when issued.

         (c) Borrower shall not obtain (i) any umbrella or blanket liability or casualty Policy unless, in each case, such Policy is approved in advance in writing by Lender and Lender's interest is included therein as provided in this Security Instrument and such Policy is issued by a Qualified Insurer, or (ii) separate insurance concurrent in form or contributing in the event of loss with that required in Subsection 3.3(a) to be furnished by, or which may be reasonably required to be furnished by, Borrower. In the event Borrower obtains separate insurance or an umbrella or a blanket Policy, Borrower shall notify Lender of the same and shall cause certified copies of each Policy to be delivered as required in Subsection 3.3(a). Any blanket insurance Policy shall (a) specifically allocate to the Property the amount of coverage from time to time required hereunder or (b) be written on an occurrence basis for the coverages required hereunder with a limit per occurrence in an amount equal to the amount of coverage required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Property in compliance with the provisions of Subsection 3.3(a).

         (d) All Policies of insurance provided for or contemplated by Subsection 3.3(a), except for the Policy referenced in Subsection 3.3(a)(v), shall name Lender and Borrower as the insured or additional insured, as their respective interests may appear, and in the case of property damage, boiler and machinery, flood and earthquake insurance, shall contain a so-called New York standard non-contributing mortgagee clause in favor of Lender providing that the loss thereunder shall be payable to Lender.

         (e) All Policies of insurance provided for in Subsection 3.3(a) shall contain clauses or endorsements to the effect that:

         (i) no act or negligence of Borrower, or anyone acting for Borrower, or of any tenant under any Lease or other occupant, or failure to comply with the provisions of any Policy which might otherwise result in a forfeiture of the insurance or any part thereof, shall in any way affect the validity or enforceability of the insurance insofar as Lender is concerned;

         (ii) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or cancelled without at least 30 days' written notice to Lender and any other party named therein as an insured; and

         (iii) each Policy shall provide that the issuers thereof shall give written notice to Lender if the Policy has not been renewed thirty (30) days prior to its expiration; and

         (iv) Lender shall not be liable for any Insurance Premiums thereon or subject to any assessments thereunder.

         (f) Borrower shall furnish to Lender, on or before thirty (30) days after the close of each of Borrower's fiscal years, a statement certified by Borrower or a duly authorized officer of Borrower of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance and, if requested by Lender, verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to Lender.

         (g) If at any time Lender is not in receipt of written evidence that all insurance required hereunder is in full force and effect, Lender shall have the right, without notice to Borrower to take such action as Lender deems necessary to protect its interest in the Property, including, without limitation, the obtaining of such insurance coverage as Lender in its sole discretion deems appropriate, and all expenses incurred by Lender in connection with such action or in obtaining such insurance and keeping it in effect shall be paid by Borrower to Lender upon demand and until paid shall be secured by this Security Instrument and shall bear interest in accordance with Section 10.3 hereof.

         (h) If the Property shall be damaged or destroyed, in whole or in part, by fire or other casualty, Borrower shall give prompt notice of such damage to Lender and shall promptly commence and diligently prosecute the completion of the repair and restoration of the Property as nearly as possible to the condition the Property was in immediately prior to such fire or other casualty, with such alterations as may be approved by Lender (the "Restoration") and otherwise in accordance with Section 4.4 of this Security Instrument. Borrower shall pay all costs of such Restoration whether or not such costs are covered by insurance. Lender may, but shall not be obligated to make proof of loss if not made promptly by Borrower;

         (i) In the event of foreclosure of this Security Instrument, or other transfer of title to the Property in extinguishment in whole or in part of the Debt all right, title and interest of Borrower in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon be assigned to and shall vest in the purchaser at such foreclosure or Lender or other transferee in the event of such other transfer of title.

         Section 3.4 PAYMENT OF TAXES, ETC. (a) Borrower shall promptly pay all taxes, assessments, water rates, sewer rents, governmental impositions, and other charges, including without limitation vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Land, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Taxes"), all ground rents, maintenance charges and similar charges, now or hereafter levied or assessed or imposed against the Property or any part thereof (the "Other Charges"), and all charges for utility services provided to the Property as same become due and payable. Borrower will deliver to Lender, promptly upon Lender's request, evidence satisfactory to Lender that the Taxes, Other Charges and utility service charges have been so paid or are not then delinquent. Borrower shall not suffer and shall promptly cause to be paid and discharged any lien or charge whatsoever which may be or become a lien or charge against the Property. Except to the extent sums sufficient to pay all Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument, Borrower shall furnish to Lender paid receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent.

         (b) After prior written notice to Lender, Borrower, at its own expense, may contest by appropriate legal proceeding, promptly initiated and conducted in good faith and with due diligence, the amount or validity or application in whole or in part of any of the Taxes, provided that (i) no event, act or condition which, with the giving of notice or lapse of time, or both, would constitute an Event of Default (a"Default") or Event of Default has occurred and is continuing under the Loan Agreement, the Note, this Security Instrument or any of the Other Security Documents, (ii) Borrower is permitted to do so under the provisions of any other mortgage, deed of trust or deed to secure debt affecting the Property, (iii) such proceeding shall suspend the collection of the Taxes from Borrower and from the Property or Borrower shall have paid all of the Taxes under protest, (iv) such proceeding shall be permitted under and be conducted in accordance with the provisions of any other instrument to which Borrower is subject and shall not constitute a default thereunder, (v) neither the Property nor any part thereof or interest therein will be in danger of being sold, forfeited, terminated, cancelled or lost, (vi) Borrower shall have deposited with Lender adequate reserves for the payment of the Taxes, together with all interest and penalties thereon, unless Borrower has paid all of the Taxes under protest, and (vii) Borrower shall have furnished the security as may be required in the proceeding, or as may be requested by Lender to insure the payment of any contested Taxes, together with all interest and penalties thereon.

         Section 3.5 ESCROW FUND. In addition to the initial deposits with respect to Taxes and Insurance Premiums made by Borrower to Lender on the date hereof to be held by Lender in escrow, Borrower shall pay to Lender on the first day of each calendar month (a) one-twelfth of an amount which would be sufficient to pay the Taxes payable, or estimated by Lender to be payable, during the next ensuing twelve (12) months and (b) one-twelfth of an amount which would be sufficient to pay the Insurance Premiums due for the renewal of the coverage afforded by the Policies upon the expiration thereof (the amounts in (a) and (b) above shall be called the "Escrow Fund"). Borrower agrees to notify Lender immediately of any changes to the amounts, schedules and instructions for payment of any Taxes and Insurance Premiums of which it has obtained knowledge and authorizes Lender or its agent to obtain the bills for Taxes and Other Charges directly from the appropriate taxing authority. The Escrow Fund and the payments of interest or principal or both, payable pursuant to the Note shall be added together and shall be paid as an aggregate sum by Borrower to Lender. Lender will apply the Escrow Fund to payments of Taxes and Insurance Premiums required to be made by Borrower pursuant to Sections 3.3 and
3.4 hereof. If the amount of the Escrow Fund shall exceed the amounts due for Taxes and Insurance Premiums pursuant to Sections 3.3 and 3.4 hereof, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Escrow Fund. In allocating such excess, Lender may deal with the person shown on the records of Lender to be the owner of the Property. If the Escrow Fund is not sufficient to pay the items set forth in (a) and (b) above, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up the deficiency. The Escrow Fund shall be held in a non-interest bearing account and shall not constitute a trust fund and may be commingled with other monies held by Lender. No earnings or interest on the Escrow Fund shall be payable to Borrower.

         Section 3.6 CONDEMNATION. Borrower shall promptly give Lender notice of the actual or threatened commencement of any condemnation or eminent domain proceeding and shall deliver to Lender copies of any and all papers served in connection with such proceedings. Lender may participate in any such proceedings, and Borrower shall from time to time deliver to Lender all instruments requested by it to permit such participation. Borrower shall, at its expense, diligently prosecute any such proceedings, and shall consult with Lender, its attorneys and experts, and cooperate with them in the carrying on or defense of any such proceedings. Notwithstanding any taking by any public or quasi-public authority through eminent domain or otherwise (including but not limited to any transfer made in lieu of or in anticipation of the exercise of such taking), Borrower shall continue to pay the Debt at the time and in the manner provided for its payment in the Note and in this Security Instrument and the Debt shall not be reduced until any award or payment therefor shall have been actually received and applied by Lender, after the deduction of expenses of collection, to the reduction or discharge of the Debt. Lender shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest at the rate or rates provided herein or in the Note. If the Property or any portion thereof is taken by a condemning authority, Borrower shall promptly commence and diligently prosecute the Restoration of the Property and otherwise comply with the provisions of Section 4.4 of this Security Instrument. In the event Lender is not required to disburse Net Proceeds (as defined herein) to Borrower in accordance with Section 4.4 of this Security Instrument, Lender may apply any award or payment to the reduction or discharge of the Debt whether or not then due and payable. The amount of any award or payment so applied in excess of the Debt shall be returned to Borrower. If the Property is sold, through foreclosure or otherwise, prior to the receipt by Lender of the award or payment, Lender shall have the right, whether or not a deficiency judgment on the Note shall have been sought, recovered or denied, to receive the award or payment, or a portion thereof sufficient to pay the Debt.

         Section 3.7 LEASES AND RENTS. (a) Except as otherwise consented to by Lender, all Leases shall be written on the standard form of lease which shall have been approved by Lender. Upon request, Borrower shall furnish Lender with executed copies of all Leases. No material changes may be made to the Lender-approved standard lease without the prior written consent of Lender. In addition, all renewals of Leases and all proposed leases shall provide for rental rates and terms comparable to existing local market rates and terms and shall be arms-length transactions with bona fide, independent third party tenants. All proposed Leases and renewals of existing Leases shall be subject to the prior approval of Lender and its counsel, at Borrower's expense. All Leases shall provide that they are subordinate to this Security Instrument and that the lessee agrees to attorn to Lender. Borrower (i) shall observe and perform all the obligations imposed upon the lessor under the Leases and shall not do or permit to be done anything to impair the value of the Leases as security for the Debt; (ii) shall promptly send copies to Lender of all notices of default which Borrower shall send or receive thereunder; (iii) shall enforce all of the terms, covenants and conditions contained in the Leases upon the part of the lessee thereunder to be observed or performed, short of termination thereof; (iv) shall not collect any of the Rents more than one (1) month in advance; (v) shall not execute any other assignment of the lessor's interest in the Leases or the Rents; (vi) shall not alter, modify or change the terms of the Leases without the prior written consent of Lender, or cancel or terminate the Leases or accept a surrender thereof or convey or transfer or suffer or permit a conveyance or transfer of the Land or of any interest therein so as to effect a merger of the estates and rights of, or a termination or diminution of the obligations of, lessees thereunder; (vii) shall not alter, modify or change the terms of any guaranty, letter of credit or other credit support with respect to the Leases (the "Lease Guaranty") or cancel or terminate such Lease Guaranty without the prior written consent of Lender; and (viii) shall not consent to any assignment of or subletting under the Leases not in accordance with their terms, without the prior written consent of Lender. Borrower agrees that it will give prompt notice to Lender at any time that (A) Leases comprising more than five percent (5%) of the leasable space in the Property, whether individually or in the aggregate, are terminated or have expired and have not been renewed by the related tenant thereunder or (B) tenants under Leases comprising more than five percent (5%) of the leasable space in the Property, whether individually or in the aggregate, have vacated their leased space, ceased operating their business in such space, have subleased such space, commenced any action or proceeding relating to bankruptcy, made an assignment for the benefit of creditors or availed themselves or have been subjected to any similar action or proceeding.

         (b)  COMMERCIAL PROPERTY.  Notwithstanding the provisions of
Subsection 3.7(a) above, renewals of existing commercial Leases and proposed Leases for commercial space shall not be subject to the prior approval of Lender provided all of the following conditions are satisfied: (i) the rental income pursuant to the renewal or proposed Lease is not more than ten percent (10%) of the total rental income for the Property, (ii) the renewal or proposed Lease covers less than ten percent (10%) of the Property, in the aggregate, ((i) and (ii), "Minor Leases"), (iii) the renewal or proposed Lease shall provide for rental rates and terms comparable to existing local market rates and terms, (iv) the renewal or proposed Lease shall be an arms-length transaction with a bona fide, independent third party tenant and (vi) the renewal or proposed Lease shall satisfy other criteria as shall be required by Lender in its sole discretion and of which Borrower has been notified by Lender. Borrower shall deliver to Lender copies of all Leases which are entered into pursuant to the preceding sentence together with Borrower's certification that it has satisfied all of the conditions of the preceding sentence within thirty (30) days after the execution of the Lease.

         (c) To the extent permitted by law, Borrower shall promptly deposit with Lender any and all monies representing security deposits under the Leases, whether or not Borrower actually received such monies (the "Security Deposits"). Lender shall hold the Security Deposits in accordance with the terms of the respective Lease, and shall only release the Security Deposits in order to return a tenant's Security Deposit to such tenant if such tenant is entitled to the return of the Security Deposit under the terms of the Lease and is not otherwise in default under the Lease. To the extent required by Applicable Laws (defined below), Lender shall hold the Security Deposits in an interest bearing account selected by Lender in its sole discretion. The provisions of this
Section 3.7(c) shall be applicable only upon notification by Lender, which notification may take place at any time a Default or Event of Default has occurred and is continuing. If such Security Deposits are held by Borrower, Borrower shall deposit the Security Deposits into a segregated account with a federally insured institution as approved by Lender.

         Section 3.8 MAINTENANCE OF PROPERTY. Borrower shall cause the Property to be maintained in a good and safe condition and repair. The Improvements and the Personal Property shall not be removed, demolished or materially altered (except for normal replacement of the Personal Property) without the consent of Lender. Borrower shall promptly repair, replace or rebuild any part of the Property which may be destroyed by any casualty, or become damaged, worn or dilapidated or which may be affected by any proceeding of the character referred to in Section 3.6 hereof and shall complete and pay for any structure at any time in the process of construction or repair on the Land. Borrower shall not initiate, join in, acquiesce in, or consent to any change in any private restrictive covenant, zoning law or other public or private restriction, limiting or defining the uses which may be made of the Property or any part thereof. If under applicable zoning provisions the use of all or any portion of the Property is or shall become a nonconforming use, Borrower will not cause or permit the nonconforming use to be discontinued or abandoned without the express written consent of Lender.

         Section 3.9 WASTE. Borrower shall not commit or suffer any waste of the Property or make any change in the use of the Property which will in any way materially increase the risk of fire or other hazard arising out of the operation of the Property, or take any action that might invalidate or give cause for cancellation of any Policy, or do or permit to be done thereon anything that may in any way impair the value of the Property or the security of this Security Instrument. Borrower will not, without the prior written consent of Lender, permit any drilling or exploration for or extraction, removal, or production of any minerals from the surface or the subsurface of the Land, regardless of the depth thereof or the method of mining or extraction thereof.

         Section 3.10 COMPLIANCE WITH LAWS. (a) Borrower shall promptly comply with all existing and future federal, state and local laws, orders, ordinances, governmental rules and regulations or court orders affecting or which may be interpreted to affect the Property, or the use thereof including, but not limited to, the Americans with Disabilities Act ("ADA") (collectively, the "Applicable Laws").

         (b) Borrower shall from time to time, upon Lender's request, provide Lender with evidence satisfactory to Lender that the Property complies with all Applicable Laws or is exempt from compliance with Applicable Laws.

         (c) Notwithstanding any provisions set forth herein or in any document regarding Lender's approval of alterations of the Property, Borrower shall not alter the Property in any manner which would increase Borrower's responsibilities for compliance with Applicable Laws without the prior written approval of Lender. Lender's approval of the plans, specifications, or working drawings for alterations of the Property shall create no responsibility or liability on behalf of Lender for their completeness, design, sufficiency or their compliance with Applicable Laws. The foregoing shall apply to tenant improvements constructed by Borrower or by any of its tenants. Lender may condition any such approval upon receipt of a certificate of compliance with Applicable Laws from an independent architect, engineer, or other person acceptable to Lender.

         (d) Borrower shall give prompt notice to Lender of the receipt by Borrower of any notice related to a violation of any Applicable Laws and of the commencement of any proceedings or investigations which relate to compliance with Applicable Laws.

         (e) Borrower will take appropriate measures to prevent and will not engage in or knowingly permit any illegal activities at the Property.

         Section 3.11 BOOKS AND RECORDS. (a) Borrower shall keep adequate books and records of account in accordance with generally accepted accounting principles ("GAAP"), or in accordance with other methods acceptable to Lender in its sole discretion, consistently applied and furnish to Lender:

         (i) quarterly operating statements of the Property, prepared and certified by Borrower in the form required by Lender, detailing the revenues received, the expenses incurred and the net operating income before and after debt service (principal and interest) and major capital improvements for that quarter and containing appropriate year to date information, and containing a comparison for such quarter and year-to-date information with the annual budget delivered pursuant to Subsection 3.11(a)(v), within forty-five (45) days after the end of each fiscal quarter;

         (ii) quarterly certified rent rolls signed and dated by Borrower, detailing the names of all tenants of the Improvements, the portion of Improvements occupied by each tenant, the base rent and any other charges payable under each Lease and the term of each Lease, including the expiration date, and any other information as is reasonably required by Lender, within forty-five (45) days after the end of each fiscal quarter;

         (iii) an annual operating statement of the Property detailing the total revenues received, total expenses incurred, total cost of all capital improvements, total debt service and total cash flow, and containing a comparison for such period with the annual budget delivered pursuant to Subsection 3.11(a)(v), to be prepared and certified by Borrower in the form required by Lender, or if required by Lender, an audited annual operating statement prepared and certified by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of Borrower;

         (iv) quarterly financial statements of Borrower in the form required by Lender, prepared and certified by the respective Borrower, within forty-five (45) days after the end of each fiscal quarter;

         (v) an annual balance sheet and profit and loss statement of Borrower in the form required by Lender, prepared and certified by the respective Borrower, or if required by Lender, audited financial statements prepared by an independent certified public accountant acceptable to Lender, within ninety (90) days after the close of each fiscal year of Borrower, as the case may be;

         (vi) an annual operating and capital budget presented on a monthly basis consistent with the quarterly and annual operating statements described above for the Property, including cash flow projections for the upcoming year, and all proposed capital replacements and improvements at least fifteen (15) days prior to the start of each calendar year; and

         (vii) copies of all of Borrower's quarterly and annual filings with the Securities and Exchange Commission and all shareholder reports and letters to the Borrower's shareholders and all other publicly released information promptly after their filing or mailing.

         (b) Upon request from Lender, Borrower, its affiliates, shall furnish to Lender:

         (i) a property management report for the Property, showing the number of inquiries made and/or rental applications received from tenants or prospective tenants and deposits received from tenants and any other information requested by Lender, in reasonable detail and certified by Borrower (or an officer, general partner or principal of Borrower if Borrower is not an individual) under penalty of perjury to be true and complete, but no more frequently than quarterly; and

         (ii) an accounting of all Security Deposits and other Lease Guaranties held in connection with any Lease of any part of the Property, including, with respect to Security Deposits, the name and identification number of the accounts in which such Security Deposits are held, the name and address of the financial institutions in which such Security Deposits are held and the name of the person to contact at such financial institution, along with any authority or release necessary for Lender to obtain information regarding such accounts directly from such financial institutions.

         (c) Borrower, its affiliates, shall furnish Lender with such other additional financial or management information as may, from time to time, be required by Lender in form and substance satisfactory to Lender.

         (d) Borrower, its affiliates, shall furnish to Lender and its agents convenient facilities for the examination, copying and audit of any such books and records. Within a reasonable time after request by Lender, Borrower, its affiliates, shall provide any other information with respect to the Property and the financial condition of Borrower, its affiliates, as Lender may from time to time request.

         Section 3.12 PAYMENT FOR LABOR AND MATERIALS. Borrower will promptly pay when due all bills and costs for labor, materials, and specifically fabricated materials incurred in connection with the Property and never permit to exist beyond the due date thereof in respect of the Property or any part thereof any lien or security interest, even though inferior to the liens and the security interests hereof, and in any event never permit to be created or exist in respect of the Property or any part thereof any other or additional lien or security interest other than the liens or security interests hereof, except for the Permitted Exceptions (defined below).

         Section 3.13 MANAGEMENT AGREEMENTS. (a) If the Improvements are operated under the terms and conditions of that certain management agreement dated ________ between Borrower and ________ (the "Manager"), (hereinafter, together with any renewals or replacements thereof, being referred to as the "Management Agreement"), which Management Agreement has been approved by Lender. Borrower shall (i) diligently perform and observe all of the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed and observed to the end that all things shall be done which are necessary to keep unimpaired the rights of Borrower under the Management Agreement and (ii) promptly notify Lender of the giving of any notice to Borrower of any default by Borrower in the performance or observance of any of the terms, covenants or conditions of the Management Agreement on the part of Borrower to be performed and observed and deliver to Lender a true copy of each such notice. Borrower shall not surrender the Management Agreement, consent to the assignment by the Manager of its interest under the Management Agreement, or terminate or cancel the Management Agreement or modify, change, supplement, alter or amend the Management Agreement, in any respect, either orally or in writing, and Borrower hereby assigns to Lender as further security for the payment of the Debt and for the performance and observance of the terms, covenants and conditions of this Security Instrument, all the rights, privileges and prerogatives of Borrower to surrender the Management Agreement or to terminate, cancel, modify, change, supplement, alter or amend the Management Agreement in any respect, and any such surrender of the Management Agreement or termination, cancellation, modification, change, supplement, alteration or amendment of the Management Agreement without the prior consent of Lender shall be void and of no force and effect. If Borrower shall default in the performance or observance of any material term, covenant or condition of the Management Agreement on the part of Borrower to be performed or observed, then, without limiting the generality of the other provisions of this Security Instrument, and without waiving or releasing Borrower from any of its obligations hereunder, Lender shall have the right, but shall be under no obligation, to pay any sums and to perform any act or take any action as may be appropriate to cause all the terms, covenants and conditions of the Management Agreement on the part of Borrower to be performed or observed to be promptly performed or observed on behalf of Borrower, to the end that the rights of Borrower in, to and under the Management Agreement shall be kept unimpaired and free from default. Lender and any person designated by Lender shall have, and are hereby granted, the right to enter upon the Property at any time and from time to time for the purpose of taking any such action. If the Manager under the Management Agreement shall deliver to Lender a copy of any notice sent to

Borrower of default under the Management Agreement, such notice shall constitute full protection to Lender for any action taken or omitted to be taken by Lender in good faith, in reliance thereon. Borrower shall notify Lender if the Manager sub-contracts to a third party or an Affiliate (hereinafter defined) any or all of its management responsibilities under the Management Agreement. Borrower shall, from time to time, use its best efforts to obtain from the Manager under the Management Agreement such certificates of estoppel with respect to compliance by Borrower with the terms of the Management Agreement as may be requested by Lender. Borrower shall exercise each individual option, if any, to extend or renew the term of the Management Agreement upon demand by Lender made at any time within one (1) year of the last day upon which any such option may be exercised, and Borrower hereby expressly authorizes and appoints Lender its attorney-in-fact to exercise any such option in the name of and upon behalf of Borrower, which power of attorney shall be irrevocable and shall be deemed to be coupled with an interest. Any sums expended by Lender pursuant to this paragraph shall bear interest at the Default Rate (hereinafter defined) from the date such cost is incurred to the date of payment to Lender, shall be deemed to constitute a portion of the Debt, shall be secured by the lien of this Security Instrument and the other Loan Documents and shall be immediately due and payable upon demand by Lender therefor.

         (b) Without limitation of the foregoing, if (i) the Manager shall become insolvent, or (ii) a Default or Event of Default shall occur and be continuing, then Lender, at its option, may require Borrower to engage a bona-fide, independent third party management agent approved by Lender in its sole discretion (the "New Manager") to manage the Property. The New Manager shall be engaged by Borrower pursuant to a written management agreement that complies with the terms hereof and is otherwise satisfactory to Lender in all respects.

         Section 3.14 PERFORMANCE OF OTHER AGREEMENTS. Borrower shall observe and perform each and every term to be observed or performed by Borrower pursuant to the terms of any agreement or recorded instrument affecting or pertaining to the Property, or given by Borrower to Lender for the purpose of further securing an obligation secured hereby and any amendments, modifications or changes thereto.

         Section 3.15 BUSINESS WITH AFFILIATES. Borrower shall not engage in business transactions with any Affiliate of Borrower or of any general partner or Borrower unless the terms and conditions thereof will be intrinsically fair, at not more than market rates and substantially similar or more favorable to those that would be available on an arms-length basis with persons or entities that are not affiliated with each other. The term "Affiliate" shall mean with reference to a specified person that directly or indirectly through one or more intermediaries Controls (hereinafter defined) or is controlled by or is under common Control with the specified person. The term "Control" shall mean in all cases, the power directly or indirectly, to direct or control, or cause the direction of, the management policies of another person, whether through the ownership of voting securities, general partnership interests, common directors, trustees, officers by contract or otherwise. The terms "controlled" and "controlling" shall have meanings correlative to the foregoing definition of "Control."

         Section 3.16 CURRENT BUSINESS. Borrower shall continue to carry on and shall not change its current business of and all activities incidental thereto.

         Section 3.17 CHANGE OF NAME, IDENTITY OR STRUCTURE. Borrower will not change Borrower's name, identity (including its trade name or names), chief executive office, principal place of business or, if not an individual, Borrower's corporate, partnership or other structure without notifying the Lender of such change in writing at least thirty (30) days prior to the effective date of such change and, in the case of a change in Borrower's structure, without first obtaining the prior written consent of the Lender. Borrower will execute and deliver to the Lender, prior to or contemporaneously with the effective date of any such change, any financing statement or financing statement change required by the Lender to establish or maintain the validity, perfection and priority of the security interest granted herein. At the request of the Lender, Borrower shall execute a certificate in form satisfactory to the Lender listing the trade names under which Borrower intends to operate the Property, and representing and warranting that Borrower does business under no other trade name with respect to the Property.

         Section 3.18 EXISTENCE. (a) Borrower will continuously maintain its existence, good standing and its rights to do business in its state of organization, the state where the Property is located and all other jurisdictions in which it is required, together with its franchises and trade names, if any.

         (b) Borrower's general partner, SL Green Realty Corp. (the "REIT"), shall at all times maintain its status as a "qualified real estate investment trust" under Section 856 of the Internal Revenue Code of 1986 (the "Code").

         Section 3.19 STOCK. The REIT shall cause its issued and outstanding shares of stock to be listed for trading on the New York Stock Exchange.

                            ARTICLE 4 - SPECIAL COVENANTS

    Borrower covenants and agrees that:

         Section 4.1 PROPERTY USE. The Property shall be used only for ______ ____________________________, and for no other use without the prior written consent of Lender, which consent may be withheld in Lender's sole and absolute discretion.

         Section 4.2 ERISA. (a) It shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Lender of any of its rights under the Note, this Security Instrument and the Other Security Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         (b) Borrower further covenants and agrees to deliver to Lender such certifications or other evidence from time to time throughout the term of the Security Instrument, as requested by Lender in its sole discretion, that (i) Borrower is not an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, or a "governmental plan" within the meaning of Section 3(3) of ERISA; (ii) Borrower is not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (iii) one or more of the following circumstances is true:

              (A) Equity interests in Borrower are publicly offered securities, within the meaning of 29 C.F.R. Section 2510.3-101(b)(2);

              (B) Less than 25 percent of each outstanding class of equity interests in Borrower are held by "benefit plan investors" within the meaning of 29 C.F.R. Section 2510.3-101(f)(2); or

              (C) Borrower qualifies as an "operating company" or a "real estate operating company" within the meaning of 29 C.F.R. Section 2510.3-101(c) or (e) or an investment company registered under The Investment Company Act of 1940.

         Section 4.3    INTENTIONALLY OMITTED.

         Section 4.4 RESTORATION. The following provisions shall apply in connection with the Restoration of the Property:

         (a) If the Net Proceeds shall be less than $100,000 and the costs of completing the Restoration shall be less than $100,000, the Net Proceeds will be disbursed by Lender to Borrower upon receipt, provided that all of the conditions set forth in Subsection 4.4(b)(i) are met and Borrower delivers to Lender (i) a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the Restoration in accordance with the terms of this Security Instrument and (ii) a monthly accounting of all payments, costs and expenditures made by Borrower in connection with the Restoration.

         (b) If the Net Proceeds are equal to or greater than $100,000 or the costs of completing the Restoration is equal to or greater than $100,000 Lender shall make the Net Proceeds available for the Restoration in accordance with the provisions of this Subsection 4.4(b). The term "Net Proceeds" for purposes of this Section 4.4 shall mean: (i) the net amount of all insurance proceeds received by Lender pursuant to Subsections 3.3(a)(i), (iv), (vi) and (vii) of this Security Instrument as a result of such damage or destruction, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting same ("Insurance Proceeds"), or (ii) the net amount of all awards and payments received by Lender with respect to a taking referenced in Section 3.6 of this Security Instrument, after deduction of its reasonable costs and expenses (including, but not limited to, reasonable counsel fees), if any, in collecting the same ("Condemnation Proceeds"), whichever the case may be.

      (i) The Net Proceeds shall be made available to Borrower for the Restoration provided that each of the following conditions are met:

           (A) no Default or Event of Default shall have occurred and be continuing under the Note, the Loan Agreement, this Security Instrument or any of the Other Security Documents;

           (B) (1) in the event the Net Proceeds are Insurance Proceeds, less than fifty percent (50%) of the total floor area of the Improvements has been damaged, destroyed or rendered unusable as a result of such fire or other casualty or (2) in the event the Net Proceeds are Condemnation Proceeds, less than ten percent (10%) of the land constituting the Property is taken, and such land is located along the perimeter or periphery of the Property;

           (C) Leases demising in the aggregate a percentage amount equal to or greater than the Rentable Space Percentage (hereinafter defined) of the total rentable space in the Property which has been demised under executed and delivered Leases in effect as of the date of the occurrence of such fire or other casualty or taking, whichever the case may be, shall remain in full force and effect during and after the completion of the Restoration. The term "Rentable Space Percentage" shall mean (1) in the event the Net Proceeds are Insurance Proceeds, a percentage amount equal to fifty percent (50%), and (2) in the event the Net Proceeds are Condemnation Proceeds, a percentage amount equal to seventy-five percent (75%);

           (D) Borrower shall commence the Restoration as soon as reasonably practicable (but in no event later than thirty (30) days after such damage or destruction or taking or such shorter time as required for the Leases referred to in Section 4.4(b)(i)(C) to remain in full force and effect pursuant to Section 4.4(b)(i)(C), and shall diligently pursue the same to satisfactory completion;

           (E) Lender shall be satisfied that any operating deficits, including all scheduled payments of principal and interest under the Note and the Applicable Interest Rate (as defined in the Note), which will be incurred with respect to the Property as a result of the occurrence of any such fire or other casualty or taking, whichever the case may be, will be covered out of (1) the Net Proceeds, (2) the insurance coverage referred to in Subsection 3.3(a)(iii), if applicable, or (3) by other funds of Borrower;

           (F) Lender shall be satisfied that, upon the completion of the Restoration, the Debt Service Coverage Ratio (as defined in the Loan Agreement) shall be at least [1.45] to 1.0, as determined by Lender in its sole and absolute discretion;

           (G) Lender shall be satisfied that the Restoration will be completed on or before the earliest to occur of (1) twelve (12) months prior to the Maturity Date (as defined in the Note), (2) twelve (12) months after the occurrence of such fire or other casualty or taking, whichever the case may be, (3) the earliest date required for such completion under the terms of any Leases which are required in accordance with the provisions of Subsection 4.4(b)(i)(C) to remain in effect subsequent to the occurrence of such fire or other casualty or taking, whichever the case may be, or (5) such time as may be required under applicable zoning law, ordinance, rule or regulation in order to repair and restore the Property to the condition it was in immediately prior to such fire or other casualty or to as nearly as possible the condition it was in immediately prior to such taking, as applicable;

           (H) the Property and the use thereof after the Restoration will be in compliance with and permitted under all applicable zoning laws, ordinances, rules and regulations;

           (I) the Restoration shall be done and completed by Borrower in an expeditious and diligent fashion and in compliance with all applicable governmental laws, rules and regulations (including, without limitation, all applicable Environmental Laws as defined below); and

           (J) such fire or other casualty or taking, as applicable, does not result in the loss of access to the Property or the Improvements.

     (ii) The Net Proceeds shall be held by Lender in a non-interest bearing account and, until disbursed in accordance with the provisions of this Subsection 4.4(b), shall constitute additional security for the Obligations. The Net Proceeds shall be disbursed by Lender to, or as directed by, Borrower from time to time during the course of the Restoration, upon receipt of evidence satisfactory to Lender that (A) all materials installed and work and labor performed (except to the extent that they are to be paid for out of the requested disbursement) in connection with the Restoration have been paid for in full, and (B) there exist no notices of pendency, stop orders, mechanic's or materialman's liens or notices of intention to file same, or any other liens or encumbrances of any nature whatsoever on the Property arising out of the Restoration which have not either been fully bonded to the satisfaction of Lender and discharged of record or in the alternative fully insured to the satisfaction of Lender by the title company insuring the lien of this Security Instrument.

    (iii) All plans and specifications required in connection with the Restoration shall be subject to prior review and acceptance in all respects by Lender and by an independent consulting engineer selected by Lender (the "Restoration Consultant"). Lender shall have the use of the plans and specifications and all permits, licenses and approvals required or obtained in connection with the Restoration. The identity of the contractors, subcontractors and materialmen engaged in the Restoration, as well as the contracts under which they have been engaged, shall be subject to prior review and acceptance by Lender and the Restoration Consultant. All costs and expenses incurred by Lender in connection with making the Net Proceeds available for the Restoration including, without limitation, reasonable counsel fees and disbursements and the Restoration Consultant's fees, shall be paid by Borrower.

     (iv) In no event shall Lender be obligated to make disbursements of the Net Proceeds in excess of an amount equal to the costs actually incurred from time to time for work in place as part of the Restoration, as certified by the Restoration Consultant, MINUS the Casualty Retainage. The term "Casualty Retainage" as used in this Subsection 4.4(b) shall mean an amount equal to 10% of the costs actually incurred for work in place as part of the Restoration, as certified by the Restoration Consultant, until the Restoration has been completed. The Casualty Retainage shall in no event, and notwithstanding anything to the contrary set forth above in this Subsection 4.4(b), be less than the amount actually held back by Borrower from contractors, subcontractors and materialmen engaged in the Restoration. The Casualty Retainage shall not be released until the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b) and that all approvals necessary for the re-occupancy and use of the Property have been obtained from all appropriate governmental and quasi-governmental authorities, and Lender receives evidence satisfactory to Lender that the costs of the Restoration have been paid in full or will be paid in full out of the Casualty Retainage, provided, however, that Lender will release the portion of the Casualty Retainage being held with respect to any contractor, subcontractor or materialman engaged in the Restoration as of the date upon which the Restoration Consultant certifies to Lender that the contractor, subcontractor or materialman has satisfactorily completed all work and has supplied all materials in accordance with the provisions of the contractor's, subcontractor's or materialman's contract, and the contractor, subcontractor or materialman delivers the lien waivers and evidence of payment in full of all sums due to the contractor, subcontractor or materialman as may be reasonably requested by Lender or by the title company insuring the lien of this Security Instrument. If required by Lender, the release of any such portion of the Casualty Retainage shall be approved by the surety company, if any, which has issued a payment or performance bond with respect to the contractor, subcontractor or materialman.

      (v) Lender shall not be obligated to make disbursements of the Net Proceeds more frequently than once every calendar month.

     (vi) If at any time the Net Proceeds or the undisbursed balance thereof shall not, in the opinion of Lender, be sufficient to pay in full the balance of the costs which are estimated by the Restoration Consultant to be incurred in connection with the completion of the Restoration, Borrower shall deposit the deficiency (the "Net Proceeds Deficiency") with Lender before any further disbursement of the Net Proceeds shall be made. The Net Proceeds Deficiency deposited with Lender shall be held by Lender and shall be disbursed for costs actually incurred in connection with the Restoration on the same conditions applicable to the disbursement of the Net Proceeds, and until so disbursed pursuant to this Subsection 4.4(b) shall constitute additional security for the Obligations.

    (vii) The excess, if any, of the Net Proceeds and the remaining balance, if any, of the Net Proceeds Deficiency deposited with Lender after the Restoration Consultant certifies to Lender that the Restoration has been completed in accordance with the provisions of this Subsection 4.4(b), and the receipt by Lender of evidence satisfactory to Lender that all costs incurred in connection with the Restoration have been paid in full, shall be remitted by Lender to Borrower, provided no Default or Event of Default shall have occurred and shall be continuing under the Loan Agreement, the Note, this Security Instrument or any of the Other Security Documents.

         (c) All Net Proceeds not required (i) to be made available for the Restoration or (ii) to be returned to Borrower as excess Net Proceeds pursuant to Subsection 4.4(b)(vii) may be retained and applied by Lender toward the payment of the Debt whether or not then due and payable in such order, priority and proportions as Lender in its discretion shall deem proper or, at the discretion of Lender, the same may be paid, either in whole or in part, to Borrower for such purposes as Lender shall designate, in its discretion. If Lender shall receive and retain Net Proceeds, the lien of this Security Instrument shall be reduced only by the amount thereof received and retained by Lender and actually applied by Lender in reduction of the Debt.


                      ARTICLE 5 - REPRESENTATIONS AND WARRANTIES

Borrower represents and warrants to Lender that:

         Section 5.1 WARRANTY OF TITLE. Borrower has good title to the Property and has the right to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the same and that Borrower possesses an unencumbered fee simple absolute estate in the Land and the Improvements and that it owns the Property free and clear of all liens, encumbrances and charges whatsoever except for those exceptions shown in the title insurance policy insuring the lien of this Security Instrument (the "Permitted Exceptions"). Borrower shall forever warrant, defend and preserve the title and the validity and priority of the lien of this Security Instrument and shall forever warrant and defend the same to Lender against the claims of all persons whomsoever.

         Section 5.2 AUTHORITY. Borrower (and the undersigned representative of Borrower, if any) has full power, authority and legal right to execute this Security Instrument, and to mortgage, grant, bargain, sell, pledge, assign, warrant, transfer and convey the Property pursuant to the terms hereof and to keep and observe all of the terms of this Security Instrument on Borrower's part to be performed.

         Section 5.3 LEGAL STATUS AND AUTHORITY. (a) Borrower (i) is duly organized, validly existing and in good standing under the laws of its state of organization or incorporation; (ii) is duly qualified to transact business and is in good standing in the State where the Property is located and each other jurisdiction in which it is required; and (iii) has all necessary approvals, governmental and otherwise, and full power and authority to own the Property and carry on its business as now conducted and proposed to be conducted. Borrower now has and shall continue to have the full right, power and authority to operate and lease the Property, to encumber the Property as provided herein and to perform all of the other obligations to be performed by Borrower under the Note, this Security Instrument and the Other Security Documents.

         (b) The REIT is a "qualified real estate investment trust" as defined in Section 856 of the Code.

         Section 5.4 VALIDITY OF DOCUMENTS. (a) The execution, delivery and performance of the Note, the Loan Agreement, this Security Instrument and the Other Security Documents and the borrowing evidenced by the Note (i) are within the corporate/partnership power of Borrower; (ii) have been authorized by all requisite corporate/partnership action; (iii) have received all necessary licenses, approvals and consents, corporate, governmental or otherwise; (iv) will not violate, conflict with, result in a breach of or constitute (with notice or lapse of time, or both) a default under any provision of law, rule, regulation, writ, any order or judgment of any court or governmental authority, the articles of incorporation, by-laws, partnership or trust agreement, or other governing instrument of Borrower or its subsidiaries, or any indenture, agreement or other instrument to which Borrower is a party or by which it or any of its assets or the Property is or may be bound or affected; (v) will not result in the creation or imposition of any lien, charge or encumbrance whatsoever upon any of its assets, except the lien and security interest created hereby; and (vi) will not require any authorization or license from, or any filing with, any governmental or other body (except for the recordation of this instrument in appropriate land records in the State where the Property is located and except for Uniform Commercial Code filings relating to the security interest created hereby); and (b) the Loan Agreement, the Note, this Security Instrument and the Other Security Documents constitute the legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their terms.

         Section 5.5 LITIGATION. There is no action, suit or proceeding, judicial, administrative or otherwise (including any condemnation or similar proceeding), pending or, to the best of Borrower's knowledge, threatened or contemplated against, or affecting, Borrower or the Property that has not been disclosed to Lender or is not adequately covered by insurance, as determined by Lender in its sole and absolute discretion. There are no judgments, decrees or orders of any kind against Borrower unpaid of record which would affect the ability of Borrower to comply with its obligations under the Loan Agreement, the Note, this Security Instrument or the Other Security Documents.

         Section 5.6 STATUS OF PROPERTY. (a) No portion of the Improvements is located in an area identified by the Secretary of Housing and Urban Development or any successor thereto as an area having special flood hazards pursuant to the National Flood Insurance Act of 1968 or the Flood Disaster Protection Act of 1973, as amended, or any successor law, or, if located within any such area, Borrower has obtained and will maintain the insurance prescribed in Section 3.3 hereof.

         (b) Borrower has obtained all necessary certificates, licenses and other approvals, governmental and otherwise, necessary for the operation of the Property and the conduct of its business and all required zoning, building code, land use, environmental and other similar permits or approvals, all of which are in full force and effect as of the date hereof and not subject to revocation, suspension, forfeiture or modification.

         (c) The Property and the present and contemplated use and occupancy thereof are in full compliance with all applicable zoning ordinances (without reliance upon grandfather provisions or adjoining or other properties), building codes, land use and environmental laws, laws relating to the disabled (including, but not limited to, the ADA) and other similar laws.

         (d) The Property is served by all utilities required for the current or contemplated use thereof. All utility service is provided by public utilities and the Property has accepted or is equipped to accept such utility service.

         (e) All public roads and streets necessary for service of and access to the Property for the current or contemplated use thereof have been completed, are serviceable and all-weather and are physically and legally open for use by the public.

         (f)  The Property is served by public water and sewer systems.

         (g) Borrower is not aware of any latent or patent structural or other significant deficiency of the Property. The Property is free of damage and waste that would materially and adversely affect the value of the Property, is in good repair and there is no deferred maintenance. The Property is free from damage caused by fire or other casualty. There is no pending or, to the actual knowledge of Borrower, threatened condemnation proceedings affecting the Property, or any part thereof.

         (h) All costs and expenses of any and all labor, materials, supplies and equipment used in the construction of the Improvements have been paid in full. Subject to Borrower's right to contest as set forth in this Security Instrument, there are no mechanics' or similar liens or claims that have been filed and recorded for work, labor or materials that affects the Property and that are or may be liens prior to, or coordinate with, the lien of this Security Instrument.

         (i) Borrower has paid in full for, and is the owner of, all furnishings, fixtures and equipment (other than tenants' property) used in connection with the operation of the Property, free and clear of any and all security interests, liens or encumbrances, except the lien and security interest created hereby.

         (j) All liquid and solid waste disposal, septic and sewer systems located on the Property are in a good and safe condition and repair and in compliance with all Applicable Laws.

         (k) All Improvements lie within the boundaries and building restrictions of the Land, no such Improvements encroach upon easements benefitting the Property other than encroachments that do not materially adversely affect the use or occupancy of the Property and no improvements on adjoining properties encroach upon the Property or easements benefitting the Property other than encroachments that do not materially adversely affect the use or occupancy of the Property. All amenities, access routes or other items that materially benefit the Property are under direct control of Borrower, constitute permanent easements that benefit all or part of the Property or are public property, and the Property by virtue of such easements or otherwise is contiguous to a physically open, dedicated all weather public street, and has the necessary permits for ingress and egress.

         (l) If the Property constitutes a legal non-conforming use, the non-conforming Improvements may be rebuilt to current density and used and occupied for such non-conforming purposes if damaged or destroyed.

         (m) There are no delinquent taxes, ground rents, water charges, sewer rents, assessments (including assessments payable in future installments), insurance premiums, leasehold payments, or other outstanding charges affecting the Property.

         Section 5.7 NO FOREIGN PERSON. Borrower is not a "foreign person" within the meaning of Sections 1445(f)(3) of the Internal Revenue Code of 1986, as amended and the related Treasury Department regulations, including temporary regulations.

         Section 5.8 SEPARATE TAX LOT. The Property is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with the Property or any portion thereof.

         Section 5.9 ERISA COMPLIANCE. (a) As of the date hereof and throughout the term of this Security Instrument, (i) Borrower is not and will not be an "employee benefit plan" as defined in Section 3(3) of ERISA, which is subject to Title I of ERISA, and (ii) the assets of Borrower do not and will not constitute "plan assets" of one or more such plans for purposes of Title I of ERISA; and

         (b) As of the date hereof and throughout the term of this Security Instrument (i) Borrower is not and will not be a "governmental plan" within the meaning of Section 3(3) of ERISA and (ii) transactions by or with Borrower are not and will not be subject to state statutes applicable to Borrower regulating investments of and fiduciary obligations with respect to governmental plans.

         Section 5.10 LEASES. (a) Borrower is the sole owner of the entire lessor's interest in the Leases; (b) the Leases are valid and enforceable; (c) the terms of all alterations, modifications and amendments to the Leases are reflected in the certified occupancy statement delivered to and approved by Lender; (d) none of the Rents reserved in the Leases have been assigned or otherwise pledged or hypothecated; (e) none of the Rents have been collected for more than one (1) month in advance; (f) the premises demised under the Leases have been completed and the tenants under the Leases have accepted the same and have taken possession of the same on a rent-paying basis; (g) there exist no offsets or defenses to the payment of any portion of the Rents; (h) no Lease contains an option to purchase, right of first refusal to purchase, or any other similar provision; (i) no person or entity has any possessory interest in, or right to occupy, the Property except under and pursuant to a Lease; (j) each Lease is subordinate to this Security Instrument and the tenant under each Lease agrees to attorn to Lender either pursuant to its terms or a recorded subordination and attornment agreement; (k) no Lease has the benefit of a non-disturbance agreement that would be considered unacceptable to prudent institutional lenders; (l) there are no prior assignments, pledges, hypothecations or other encumbrances of any Leases or any portion of Rents due and payable or to become due and payable thereunder which are presently outstanding and have priority to the assignment of rents executed in connection with this Security Instrument; and (m) the Property is not subject to any Lease other than the Leases described in the rent rolls delivered pursuant to Section 3.11.

         Section 5.11 FINANCIAL CONDITION. (a) Borrower is solvent, and no bankruptcy, reorganization, insolvency or similar proceeding under any state or federal law with respect to Borrower has been initiated, and (b) it has received reasonably equivalent value for the granting of this Security Instrument.

         Section 5.12 BUSINESS PURPOSES. The loan evidenced by the Note is solely for the business purpose of Borrower, and is not for personal, family, household, or agricultural purposes.

         Section 5.13 TAXES. Borrower, have filed all federal, state, county, municipal, and city income and other tax returns required to have been filed by them and have paid all taxes and related liabilities which have become due pursuant to such returns or pursuant to any assessments received by them. Neither Borrower, knows of any basis for any additional assessment in respect of any such taxes and related liabilities for prior years.

         Section 5.14 MAILING ADDRESS. Borrower's mailing address, as set forth in the opening paragraph hereof or as changed in accordance with the provisions hereof, is true and correct.

         Section 5.15 NO CHANGE IN FACTS OR CIRCUMSTANCES. All information in the application for the loan submitted to Lender (the "Loan Application") and in all financing statements, rent rolls, reports, certificates and other documents submitted in connection with the Loan Application or in satisfaction of the terms thereof, are accurate, complete and correct in all respects. There has been no adverse change in any condition, fact, circumstance or event that would make any such information inaccurate, incomplete or otherwise misleading or would affect Borrower's ability to perform its obligations under the Loan Agreement, the Note, this Security Instrument or Other Security Documents.

         Section 5.16 DISCLOSURE. Borrower has disclosed to Lender all material facts and has not failed to disclose any material fact that could cause any representation or warranty made herein to be materially misleading.

         Section 5.17   INTENTIONALLY OMITTED.

         Section 5.18 ILLEGAL ACTIVITY. No portion of the Property has been or will be purchased with proceeds of any illegal activity.

         Section 5.19 TRADE NAMES. Borrower does not do any business with respect to the Property under any trade name other than
_____________________________.

         Section 5.20 CONTRACTS. All contracts, agreements, consents, waivers, documents and writings of every kind or character at any time to which the Borrower is a party to be delivered to Lender pursuant to any of the provisions of this Security Instrument are valid and enforceable against the Borrower and, to the best knowledge of Borrower, are enforceable against all other parties thereto, in all respects are what they purport to be and, to the best knowledge of Borrower, to the extent that any such writing shall impose any obligation or duty on the party thereto or constitute a waiver of any rights which any such party might otherwise have, said writing shall be valid and enforceable against said party in accordance with the terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally.

         Section 5.21 SURVIVAL. The foregoing representations and warranties shall survive the execution and delivery of this Security Instrument and shall continue in full force and effect until the Debt has been fully paid and satisfied and Lender have no further commitment to advance funds hereunder.


                        ARTICLE 6 - OBLIGATIONS AND RELIANCES

         Section 6.1 RELATIONSHIP OF BORROWER AND LENDER. The relationship between Borrower and Lender is solely that of debtor and creditor, and Lender has no fiduciary or other special relationship with Borrower, and no term or condition of any of the Note, this Security Instrument and the Other Security Documents shall be construed so as to deem the relationship between Borrower and Lender to be other than that of debtor and creditor.

         Section 6.2 NO RELIANCE ON LENDER. The general partners, officers, principals and (if Borrower is a trust) beneficial owners of Borrower are experienced in the ownership and operation of properties similar to the Property, and Borrower and Lender are relying solely upon such expertise and business plan in connection with the ownership and operation of the Property. Borrower is not relying on Lender's expertise, business acumen or advice in connection with the Property.

         Section 6.3 NO LENDER OBLIGATIONS. (a) Notwithstanding the provisions of Subsections 1.1(f) and (l) or Section 1.2, Lender is not undertaking the performance of (i) any obligations under the Leases; or (ii) any obligations with respect to such agreements, contracts, certificates, instruments, franchises, permits, trademarks, licenses and other documents.

         (b) By accepting or approving anything required to be observed, performed or fulfilled or to be given to Lender pursuant to this Security Instrument, the Note or the Other Security Documents, including without limitation, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal, or insurance policy, Lender shall not be deemed to have warranted, consented to, or affirmed the sufficiency, the legality or effectiveness of same, and such acceptance or approval thereof shall not constitute any warranty or affirmation with respect thereto by Lender.

         Section 6.4 RELIANCE. Borrower recognizes and acknowledges that in accepting the Loan Agreement, the Note, this Security Instrument and the Other Security Documents, Lender is expressly and primarily relying on the truth and accuracy of the warranties and representations set forth in Article 5 without any obligation to investigate the Property and notwithstanding any investigation of the Property by Lender; that such reliance existed on the part of Lender prior to the date hereof; that the warranties and representations are a material inducement to Lender in accepting the Loan Agreement, the Note, this Security Instrument and the Other Security Documents; and that Lender would not be willing to make the loan evidenced by the Loan Agreement, the Note, this Security Instrument and the Other Security Documents and accept this Security Instrument in the absence of the warranties and representations as set forth in
Article 5.

                            ARTICLE 7 - FURTHER ASSURANCES

         Section 7.1 RECORDING OF SECURITY INSTRUMENT, ETC. Borrower forthwith upon the execution and delivery of this Security Instrument and thereafter, from time to time, will cause this Security Instrument and any of the Other Security Documents creating a lien or security interest or evidencing the lien hereof upon the Property and each instrument of further assurance to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect and perfect the lien or security interest hereof upon, and the interest of Lender in, the Property. Borrower will pay all taxes, filing, registration or recording fees, and all expenses incident to the preparation, execution, acknowledgment and/or recording of the Note, this Security Instrument, the Other Security Documents, any note or mortgage supplemental hereto, any security instrument with respect to the Property and any instrument of further assurance, and any modification or amendment of the foregoing documents, and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the execution and delivery of this Security Instrument, any mortgage supplemental hereto, any security instrument with respect to the Property or any instrument of further assurance, and any modification or amendment of the foregoing documents, except where prohibited by law so to do.

         Section 7.2 FURTHER ACTS, ETC. Borrower will, at the cost of Borrower, and without expense to Lender, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, mortgages, assignments, notices of assignments, transfers and assurances as Lender shall, from time to time, require, for the better assuring, conveying, assigning, transferring, and confirming unto Lender the property and rights hereby mortgaged, granted, bargained, sold, conveyed, confirmed, pledged, assigned, warranted and transferred or intended now or hereafter so to be, or which Borrower may be or may hereafter become bound to convey or assign to Lender, or for carrying out the intention or facilitating the performance of the terms of this Security Instrument or for filing, registering or recording this Security Instrument, or for complying with all Applicable Laws. Borrower, on demand, will execute and deliver and hereby authorizes Lender to execute in the name of Borrower or without the signature of Borrower to the extent Lender may lawfully do so, one or more financing statements, chattel mortgages or other instruments, to evidence more effectively the security interest of Lender in the Property. Borrower grants to Lender an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights and remedies available to Lender at law and in equity, including without limitation such rights and remedies available to Lender pursuant to this Section 7.2.


         Section 7.3 CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP LAWS. (a) If any law is enacted or adopted or amended after the date of this Security Instrument which deducts the Debt from the value of the Property for the purpose of taxation or which imposes a tax, either directly or indirectly, on the Debt or Lender's interest in the

Property, Borrower will pay the tax, with interest and penalties thereon, if any. If Lender is advised by counsel chosen by it that the payment of tax by Borrower would be unlawful or taxable to Lender or unenforceable or provide the basis for a defense of usury, then Lender shall have the option by written notice of not less than ninety (90) days to declare the Debt immediately due and payable.

         (b) Borrower will not claim or demand or be entitled to any credit or credits on account of the Debt for any part of the Taxes or Other Charges assessed against the Property, or any part thereof, and no deduction shall otherwise be made or claimed from the assessed value of the Property, or any part thereof, for real estate tax purposes by reason of this Security Instrument or the Debt. If such claim, credit or deduction shall be required by law, Lender shall have the option, by written notice of not less than ninety (90) days, to declare the Debt immediately due and payable.

         (c) If at any time the United States of America, any State thereof or any subdivision of any such State shall require revenue or other stamps to be affixed to the Note, this Security Instrument, or any of the Other Security Documents or impose any other tax or charge on the same, Borrower will pay for the same, with interest and penalties thereon, if any.

         Section 7.4 ESTOPPEL CERTIFICATES. (a) After request by Lender, Borrower, within ten (10) days, shall furnish Lender or any proposed assignee with a statement, duly acknowledged and certified, setting forth (i) the amount of the original principal amount of the Note, (ii) the unpaid principal amount of the Note, (iii) the rate of interest of the Note, (iv) the terms of payment and maturity date of the Note, (v) the date installments of interest and/or principal were last paid, (vi) that, except as provided in each statement, there are no Defaults or Events of Default, (vii) that the Note and this Security Instrument are valid, legal and binding obligations and have not been modified or if modified, giving particulars of such modification, (viii) whether any offsets or defenses exist against the obligations secured hereby and, if any are alleged to exist, a detailed description thereof, (ix) that all Leases are in full force and effect and (provided the Property is not a residential multifamily property) have not been modified (or if modified, setting forth all modifications), (x) the date to which the Rents thereunder have been paid pursuant to the Leases, (xi) whether or not, to the best knowledge of Borrower, any of the lessees under the Leases are in default under the Leases, and, if any of the lessees are in default, setting forth the specific nature of all such defaults, (xii) the amount of security deposits held by Borrower under each Lease and that such amounts are consistent with the amounts required under each Lease, and (xiii) as to any other matters reasonably requested by Lender and reasonably related to the Leases, the obligations secured hereby, the Property or this Security Instrument.

         (b) Borrower shall deliver to Lender, promptly upon request, duly executed estoppel certificates from any one or more lessees as required by Lender attesting to such facts regarding the Leases as Lender may require, including but not limited to attestations that each Lease covered thereby is in full force and effect with no defaults thereunder on the part of any party, that none of the Rents have been paid more than one month in advance, and that the lessee claims no defense or offset against the full and timely performance of its obligations under the Lease.

         (c)  Upon any transfer or proposed transfer contemplated by Section
19.1 hereof, at Lender's request, Borrower shall provide an estoppel certificate to the Investor (defined in Section 19.1) or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may require.

         (d) The delivery by Borrower and Lender of estoppel certificates and similar statements shall otherwise be governed by the Loan Agreement.

         Section 7.5 FLOOD INSURANCE. After Lender's request, Borrower shall deliver evidence satisfactory to Lender that no portion of the Improvements is situated in a federally designated "special flood hazard area" or, if located with such area, Borrower shall maintain the insurance prescribed in Section 3.3 hereof.

         Section 7.6 SPLITTING OF SECURITY INSTRUMENT. This Security Instrument and the Note shall, at any time until the same shall be fully paid and satisfied, at the sole election of Lender, be split or divided into two or more notes and two or more security instruments, each of which shall cover all or a portion of the Property to be more particularly described therein. To that end, Borrower, upon written request of Lender, shall execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered by the then owner of the Property, to Lender and/or its designee or designees substitute notes and security instruments in such principal amounts, aggregating not more than the then unpaid principal amount of this Security Instrument, and containing terms, provisions and clauses similar to those contained herein and in the Note, and such other documents and instruments as may be required by Lender.

         Section 7.7 REPLACEMENT DOCUMENTS. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any Other Security Document which is not of public record, and, in the case of any such mutilation, upon surrender and cancellation of such Note or Other Security Document, Borrower will issue, in lieu thereof, a replacement Note or Other Security Document, dated the date of such lost, stolen, destroyed or mutilated Note or Other Security Document in the same principal amount thereof and otherwise of like tenor.

                         ARTICLE 8 - DUE ON SALE/ENCUMBRANCE

         Section 8.1 LENDER RELIANCE. Borrower acknowledges that Lender has examined and relied on the experience of Borrower and its general partner in owning and operating properties such as the Property in agreeing to make the loan secured hereby, and will continue to rely on Borrower's ownership of the Property as a means of maintaining the value of the Property as security for repayment of the Debt and the performance of the Other Obligations. Borrower acknowledges that Lender has a valid interest in maintaining the value of the Property so as to ensure that, should Borrower default in the repayment of the Debt or the performance of the Other Obligations, Lender can recover the Debt by a sale of the Property.

         Section 8.2 NO SALE/ENCUMBRANCE. Borrower agrees that Borrower shall not, without the prior written consent of Lender, sell, convey, mortgage, grant, bargain, encumber, pledge, assign, or otherwise transfer the Property or any part thereof or permit the Property or any part thereof to be sold, conveyed, mortgaged, granted, bargained, encumbered, pledged, assigned, or otherwise transferred.

         Section 8.3 SALE/ENCUMBRANCE DEFINED. A sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this Article 8 shall be deemed to include, but not limited to,
(a) an installment sales agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments; (b) an agreement by Borrower leasing all or a substantial part of the Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents; (c) if Borrower or any general partner or limited partner of Borrower is a corporation, the voluntary or involuntary sale, conveyance, transfer or pledge of such corporation's stock or the stock of any corporation directly or indirectly controlling such corporation by operation of law or otherwise (other than transfers of shares in the REIT, or the creation or issuance of new stock by which an aggregate of more than 20% of such corporation's stock shall be vested in a party or parties who are not now stockholders; and (d) if Borrower or any general partner or limited partner of Borrower is a limited or general partnership or joint venture, the change, removal or resignation of a general partner, managing partner or limited partner, or the transfer or pledge of the partnership interest of any general partner, managing partner or limited partner or any profits or proceeds relating to such partnership interest whether in one transfer or a series of transfers. Notwithstanding the foregoing, transfer by devise or descent or by operation of law upon the death of a partner or stockholder of Borrower or any general partner thereof shall not be deemed to be a sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer within the meaning of this
Article 8.

         Section 8.4 LENDER'S RIGHTS. Lender reserves the right to condition the consent required hereunder upon a modification of the terms hereof and on assumption of the Note, the Loan Agreement, this Security Instrument and the Other Security Documents as so modified by the proposed transferee, payment of all of Lender's expenses incurred in connection with such transfer the proposed transferee's continued compliance with the covenants set forth in Section 4.2, the approval by a Rating Agency of the proposed transferee, hereof, or such other conditions as Lender shall determine in its sole discretion to be in the interest of Lender. Lender shall not be required to demonstrate any actual impairment of its security or any increased risk of default hereunder in order to declare the Debt immediately due and payable upon Borrower's sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property without Lender's consent. This provision shall apply to every sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property regardless of whether voluntary or not, or whether or not Lender has consented to any previous sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment, or transfer of the Property.

         Section 8.5 RESTRICTION ON FUNDAMENTAL CHANGES. (a) Without the prior written consent of Lender, which consent may be withheld in the sole and absolute discretion of Lender, Borrower and the REIT shall not enter into any merger or consolidation with, or sell, lease, transfer or otherwise dispose of any substantial assets to, any Person (as defined in the Loan Agreement) other than Borrower, the REIT or a wholly owned subsidiary of Borrower or the REIT. Notwithstanding the foregoing, neither Borrower nor the REIT shall enter into any arrangement, directly or indirectly, whereby Borrower or the REIT shall sell or transfer any real property asset (in a single or multiple transaction) owned by any of them in order then or thereafter to lease such property or lease another real property asset that it intends to use for substantially the same purpose as the real property asset being sold or transferred.

         (b) Notwithstanding the foregoing, Borrower may enter into a merger or consolidation, provided that following such merger or consolidation, Borrower is the surviving entity of such merger or consolidation and the REIT or an entity wholly owned and controlled by the REIT (i) is the sole general partner of Borrower, and (ii) owns at least a 51% economic ownership interest in Borrower.

                                ARTICLE 9 - PREPAYMENT

         Section 9.1 PREPAYMENT BEFORE EVENT OF DEFAULT. The Debt may not be prepaid in whole or in part.

         Section 9.2 PREPAYMENT ON CASUALTY AND CONDEMNATION. Provided no Default or Event of Default exists under the Note, this Security Instrument or the Other Security Documents, in the event of any prepayment of the Debt pursuant to the terms of Sections 3.3 or 3.6 hereof, no Prepayment Consideration (defined in the Note) shall be due in connection therewith, but Borrower shall be responsible for all other amounts due under the Note, this Security Instrument and the Other Security Documents.

         Section 9.3    PREPAYMENT AFTER EVENT OF DEFAULT.  If a Default

Prepayment (defined below) occurs, Borrower shall pay to Lender the entire Debt, including without limitation, the Prepayment Consideration (as defined in the Note). For purposes of this Section 9.3, the term "Default Prepayment" shall mean a prepayment of the principal amount of the Note made after the occurrence of any Default or Event of Default or an acceleration of the Maturity Date (as defined in the Note) under any circumstances, including, without limitation, a prepayment occurring in connection with reinstatement of this Security Instrument provided by statute under foreclosure proceedings or exercise of a power of sale, any statutory right of redemption exercised by Borrower or any other party having a statutory right to redeem or prevent foreclosure, any sale in foreclosure or under exercise of a power of sale or otherwise


                                 ARTICLE 10 - DEFAULT

         Section 10.1 EVENTS OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default":

         (a) if any portion of the Debt is not paid upon the day the same is due or if the entire Debt is not paid on or before the Maturity Date;

         (b) if any of the Taxes or Other Charges is not paid when the same is due and payable except to the extent sums sufficient to pay such Taxes and Other Charges have been deposited with Lender in accordance with the terms of this Security Instrument;

         (c) if the Policies are not kept in full force and effect, or if the Policies are not delivered to Lender upon request or Borrower has not delivered evidence of the renewal of the Policies thirty (30) days prior to their expiration as provided in Section 3.3(b);

         (d)  if the Property is subject to actual waste or hazardous nuisance;

         (e) if Borrower violates or does not comply with any of the provisions of Sections 3.3, 3.7, 3.11, 4.2, and 7.4 and Articles 8, 12 and 13;

         (f) if any representation or warranty of Borrower or any person guaranteeing payment of the Debt or any portion thereof or performance by Borrower of any of the terms of this Security Instrument (a "Guarantor"), or any general partner, principal or beneficial owner of any of the foregoing, made herein or in the Environmental Indemnity (defined below) or any guaranty, or in any certificate, report, financial statement or other instrument or document furnished to Lender shall have been false or misleading in any material respect when made;

         (g) if (i) Borrower or any general partner of Borrower shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any general partner of Borrower shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Borrower or any general partner of Borrower any case, proceeding or other action of a nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or
    (iii) there shall be commenced against the Borrower or any general partner of Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of any order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower or any general partner of Borrower shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower or any general partner of Borrower shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due;

         (h) if Borrower shall be in default under any other mortgage, deed of trust, deed to secure debt or other security agreement covering any part of the Property whether it be superior or junior in lien to this Security Instrument;

         (i) if the Property becomes subject to any mechanic's, materialman's or other lien other than a lien for local real estate taxes and assessments not then due and payable and the lien shall remain undischarged of record (by payment, bonding or otherwise) for a period of thirty (30) days;

         (j) if any federal tax lien is filed against Borrower, any general partner of Borrower or the Property and same is not discharged of record within thirty (30) days after same is filed;

         (k)  if Borrower fails to cure promptly any violations of Applicable
    Laws;

         (l) if any condemnation proceeding is instituted which would, in Lender's reasonable judgment, materially impair the use and enjoyment of the Property for its intended purposes;

         (m) if (i) Borrower fails to timely provide Lender with the written certification and evidence referred to in Section 4.2 hereof, or (ii) Borrower consummates a transaction which would cause the Security Instrument or Lender's exercise of its rights under this Security Instrument, the Note or the Other Security Documents to constitute a nonexempt prohibited transaction under ERISA or result in a violation of a state statute regulating governmental plans, subjecting Lender to liability for a violation of ERISA or a state statute;

         (n) if Borrower shall fail to reimburse Lender on demand, with interest calculated at the Default Rate, for all Insurance Premiums or Taxes and Other Charges, together with interest and penalties imposed thereon, paid by Lender pursuant to this Security Instrument;

         (o) if Borrower shall fail to deliver to Lender, after request by Lender, the estoppel certificates required pursuant to the terms of Subsections 7.4(a) and (c);

         (p) if Borrower shall fail to deliver to Lender, after request by Lender, the statements referred to in Section 3.11 in accordance with the terms thereof;

         (q) if any default occurs under that certain environmental indemnity agreement dated the date hereof given by Borrower to Lender (the "Environmental Indemnity") and such default continues after the expiration of applicable notice and grace periods, if any;

         (r) if any default occurs under any guaranty or indemnity executed in connection herewith and such default continues after the expiration of applicable grace periods, if any;

         (s) if an Event of Default occurs under the Loan Agreement, the Note or any Other Security Document;

         (t) if Borrower defaults under the Management Agreement beyond the expiration of applicable notice and grace periods, if any, thereunder or if cancelled, terminated or surrendered, unless in such case Borrower shall enter into a new management agreement on market terms and conditions no less favorable than the Management Agreement and with a management company satisfactory to Lender; and

         (u) if for more than ten (10) days after notice from Lender or such shorter time as provided for in the Note, the Loan Agreement and this Security Instrument or the Other Security Documents, Borrower shall continue to be in default under any other term, covenant or condition of this Security Instrument in the case of any default which can be cured by the payment of a sum of money, or for thirty (30) days after notice from Lender or such shorter time as provided for in the Note, the Loan Agreement and this Security Instrument or the Other Security Documents in the case of any other default, provided that if such default cannot reasonably be cured within such thirty (30) day period or such shorter time as provided for in the Note, the Loan Agreement, and this Security Instrument or the Other Security Documents and Borrower shall have commenced to cure such default within such thirty (30) day period or such shorter time as provided for in the Note, the Loan Agreement and this Security Instrument or the Other Security Documents and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period or such shorter time as provided for in the Note, the Loan Agreement and this Security Instrument or the Other Security Documents shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default, it being agreed that no such extension shall be for a period in excess of sixty (60) days.

         Section 10.2 LATE PAYMENT CHARGE. If any monthly installment of principal and interest is not paid prior to the fifth (5th) day after the date on which it is due, Borrower shall pay to Lender upon demand an amount equal to the lesser of five percent (5%) of such unpaid portion of the outstanding monthly installment of principal and interest then due or the maximum amount permitted by applicable law, to defray the expense incurred by Lender in handling and processing such delinquent payment and to compensate Lender for the loss of the use of such delinquent payment, and such amount shall be secured by this Security Instrument and the Other Security Documents.

         Section 10.3 DEFAULT INTEREST. Borrower does hereby agree that upon the occurrence of an Event of Default, Lender shall be entitled to receive and Borrower shall pay interest on the entire principal amount outstanding of the Note at a rate equal to the Default Rate (as defined in the Note). The Default Rate shall be computed (i) for all Events of Default which can be cured by the payment of a sum of money, from the date upon which such payment was due, and
(ii) for all other Events of Default, from the occurrence of the Event of Default until, for all Events of Default, the earlier of the date upon which the Event of Default is cured or the date upon which the Debt is paid in full. Interest calculated at the Default Rate shall be added to the Debt, and shall be deemed secured by this Security Instrument. This clause, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence of any Default or Event of Default.


                           ARTICLE 11 - RIGHTS AND REMEDIES

         Section 11.1 REMEDIES. Upon the occurrence of any Event of Default, Borrower agrees that Lender may take such action, without notice or demand, as it deems advisable to protect and enforce its rights against Borrower and in and to the Property, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as Lender may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of Lender:

         (a)  declare the entire unpaid Debt to be immediately due and payable;

         (b) institute proceedings, judicial or otherwise, for the complete foreclosure of this Security Instrument under any applicable provision of law in which case the Property or any interest therein may be sold for cash or upon credit in one or more parcels or in several interests or portions and in any order or manner;

         (c) with or without entry, to the extent permitted and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Security Instrument for the portion of the Debt then due and payable, subject to the continuing lien and security interest of this Security Instrument for the balance of the Debt not then due, unimpaired and without loss of priority;

         (d) sell for cash or upon credit the Property or any part thereof and all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, as an entity or in parcels, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law;

         (e) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained herein, in the Note, the Loan Agreement or in the Other Security Documents;

         (f) recover judgment on the Note either before, during or after any proceedings for the enforcement of this Security Instrument, the Loan Agreement or the Other Security Documents;

         (g) apply for the appointment of a receiver, trustee, liquidator or conservator of the Property, without notice and without regard for the adequacy of the security for the Debt and without regard for the solvency of Borrower or of any person, firm or other entity liable for the payment of the Debt;

         (h) subject to any applicable law, the license granted to Borrower under Section 1.2 shall automatically be revoked and Lender may enter into or upon the Property, either personally or by its agents, nominees or attorneys and dispossess Borrower and its agents and servants therefrom, without liability for trespass, damages or otherwise and exclude Borrower and its agents or servants wholly therefrom, and take possession of all books, records and accounts relating thereto and Borrower agrees to surrender possession of the Property and of such books, records and accounts to Lender upon demand, and thereupon Lender may (i) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all and every part of the Property and conduct the business thereat; (ii) complete any construction on the Property in such manner and form as Lender deems advisable; (iii) make alterations, additions, renewals, replacements and improvements to or on the Property; (iv) exercise all rights and powers of Borrower with respect to the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify Leases, obtain and evict tenants, and demand, sue for, collect and receive all Rents of the Property and every part thereof; (v) require Borrower to pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be occupied by Borrower; (vi) require Borrower to vacate and surrender possession of the Property to Lender or to such receiver and, in default thereof, Borrower may be evicted by summary proceedings or otherwise; and (vii) apply the receipts from the Property to the payment of the Debt, in such order, priority and proportions as Lender shall deem appropriate in its sole discretion after deducting therefrom all expenses (including reasonable attorneys' fees) incurred in connection with the aforesaid operations and all amounts necessary to pay the Taxes, Other Charges, insurance and other expenses in connection with the Property, as well as just and reasonable compensation for the services of Lender, its counsel, agents and employees;

         (i) exercise any and all rights and remedies granted to a secured party upon default under the Uniform Commercial Code, including, without limiting the generality of the foregoing: (i) the right to take possession of the Personal Property or any part thereof, and to take such other measures as Lender may deem necessary for the care, protection and preservation of the Personal Property, and (ii) request Borrower at its expense to assemble the Personal Property and make it available to Lender at a convenient place acceptable to Lender. Any notice of sale, disposition or other intended action by Lender with respect to the Personal Property sent to Borrower in accordance with the provisions hereof at least five (5) days prior to such action, shall constitute commercially reasonable notice to Borrower;

         (j) apply any sums then deposited in the Escrow Fund and any other sums held in escrow or otherwise by Lender in accordance with the terms of this Security Instrument or any Other Security Document to the payment of the following items in any order in its uncontrolled discretion:

           (i)     Taxes and Other Charges;

          (ii)     Insurance Premiums;

         (iii)     Expenses (as defined in the Loan Agreement);

          (iv)     Interest on the unpaid principal balance of the Note;

           (v)     Amortization of the unpaid principal balance of the Note;

          (vi)     All other sums payable pursuant to the Note, the Loan

                   Agreement, this Security Instrument and the Other Security Documents, including without limitation advances made by Lender pursuant to the terms of this Security Instrument;

         (k) surrender the Policies maintained pursuant to Article 3 hereof, collect the unearned Insurance Premiums and apply such sums as a credit on the Debt in such priority and proportion as Lender in its discretion shall deem proper, and in connection therewith, Borrower hereby appoints Lender as agent and attorney-in-fact (which is coupled with an interest and is therefore irrevocable) for Borrower to collect such Insurance Premiums;

         (l) pursue such other remedies as Lender may have under applicable law and/or;

         (m) apply the undisbursed balance of any Net Proceeds Deficiency deposit, together with interest thereon, to the payment of the Debt in such order, priority and proportions as Lender shall deem to be appropriate in its discretion.

In the event of a sale, by foreclosure, power of sale, or otherwise, of less than all of the Property, this Security Instrument shall continue as a lien and security interest on the remaining portion of the Property unimpaired and without loss of priority. Notwithstanding the provisions of this Section 11.1 to the contrary, if any Event of Default as described in clause (i) or (ii) of Subsection 10.1(g) shall occur, the entire unpaid Debt shall be automatically due and payable, without any further notice, demand or other action by Lender.

         Section 11.2 APPLICATION OF PROCEEDS. The purchase money, proceeds and avails of any disposition of the Property, or any part thereof, or any other sums collected by Lender pursuant to the Note, the Loan Agreement, this Security Instrument or the Other Security Documents, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         Section 11.3 RIGHT TO CURE DEFAULTS. Upon the occurrence of any Default or Event of Default or if Borrower fails to make any payment or to do any act as herein provided, Lender may, but without any obligation to do so and without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, make or do the same in such manner and to such extent as Lender may deem necessary to protect the security hereof. Lender is authorized to enter upon the Property for such purposes, or appear in, defend, or bring any action or proceeding to protect its interest in the Property or to foreclose this Security Instrument or collect the Debt, and the cost and expense thereof (including reasonable attorneys' fees to the extent permitted by law), with interest as provided in this Section 11.3, shall constitute a portion of the Debt and shall be due and payable to Lender upon demand. All such costs and expenses incurred by Lender in remedying such Default or Event of Default or such failed payment or act or in appearing in, defending, or bringing any such action or proceeding shall bear interest at the Default Rate, for the period after notice from Lender that such cost or expense was incurred to the date of payment to Lender. All such costs and expenses incurred by Lender together with interest thereon calculated at the Default Rate shall be deemed to constitute a portion of the Debt and be secured by this Security Instrument and the Other Security Documents and shall be immediately due and payable upon demand by Lender therefor.

         Section 11.4 ACTIONS AND PROCEEDINGS. Lender has the right to appear in and defend any action or proceeding brought with respect to the Property and to bring any action or proceeding, in the name and on behalf of Borrower, which Lender, in its discretion, decides should be brought to protect its interest in the Property.

         Section 11.5 RECOVERY OF SUMS REQUIRED TO BE PAID. Lender shall have the right from time to time to take action to recover any sum or sums which constitute a part of the Debt as the same become due, without regard to whether or not the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for a default or defaults by Borrower existing at the time such earlier action was commenced.

         Section 11.6 EXAMINATION OF BOOKS AND RECORDS. At Borrower's sole cost and expense, Lender, its agents, accountants and attorneys shall have the right to examine and inspect the records, books, management and other papers of Borrower and its affiliates which reflect upon their financial condition (including, without limitation, leases, statements, bills and invoices), at the Property or at the principal place of business of Borrower, its affiliates where the books and records are located. Lender and its agents shall have the right to make copies and extracts from the foregoing records and other papers. In addition, Lender, its agents, accountants and attorneys shall have the right to examine, copy and audit the books and records of Borrower and its affiliates pertaining to the income, expenses and operation of the Property during reasonable business hours at any office of Borrower, its affiliates where the books and records are located. This Section 11.6 shall apply throughout the term of the Note and without regard to whether a Default or Event of Default has occurred or is continuing.

         Section 11.7 OTHER RIGHTS, ETC. (a) The failure of Lender to insist upon strict performance of any term hereof shall not be deemed to be a waiver of any term of this Security Instrument. Borrower shall not be relieved of Borrower's obligations hereunder by reason of (i) the failure of Lender to comply with any request of Borrower to take any action to foreclose this Security Instrument or otherwise enforce any of the provisions hereof or of the Note, the Loan Agreement or the Other Security Documents, (ii) the release, regardless of consideration, of the whole or any part of the Property, or of any person liable for the Debt or any portion thereof, or (iii) any agreement or stipulation by Lender extending the time of payment or otherwise modifying or supplementing the terms of the Note, the Loan Agreement, this Security Instrument or the Other Security Documents.

         (b) It is agreed that the risk of loss or damage to the Property is on Borrower, and Lender shall have no liability whatsoever for decline in value of the Property, for failure to maintain the Policies, or for failure to determine whether insurance in force is adequate as to the amount of risks insured. Possession by Lender shall not be deemed an election of judicial relief, if any such possession is requested or obtained, with respect to any Property or collateral not in Lender's possession.

         (c) Lender may resort for the payment of the Debt to any other security held by Lender in such order and manner as Lender, in its discretion, may elect. Lender may take action to recover the Debt, or any portion thereof, or to enforce any covenant hereof without prejudice to the right of Lender thereafter to foreclose this Security Instrument. The rights of Lender under this Security Instrument shall be separate, distinct and cumulative and none shall be given effect to the exclusion of the others. No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision. Lender shall not be limited exclusively to the rights and remedies herein stated but shall be entitled to every right and remedy now or hereafter afforded at law or in equity.

         Section 11.8 RIGHT TO RELEASE ANY PORTION OF THE PROPERTY. Lender may release any portion of the Property for such consideration as Lender may require without, as to the remainder of the Property, in any way impairing or affecting the lien or priority of this Security Instrument, or improving the position of any subordinate lienholder with respect thereto, except to the extent that the obligations hereunder shall have been reduced by the actual monetary consideration, if any, received by Lender for such release, and may accept by assignment, pledge or otherwise any other property in place thereof as Lender may require without being accountable for so doing to any other lienholder. This Security Instrument shall continue as a lien and security interest in the remaining portion of the Property.

         Section 11.9 VIOLATION OF LAWS. If the Property is not in compliance with Applicable Laws, Lender may impose additional requirements upon Borrower in connection herewith including, without limitation, monetary reserves or financial equivalents.

         Section 11.10 RECOURSE AND CHOICE OF REMEDIES. Notwithstanding any other provision of this Security Instrument, Lender and other Indemnified Parties (defined in Section 13.1 below) are entitled to enforce the obligations of Borrower contained in Sections 13.2, 13.3 and 13.4 without first resorting to or exhausting any security or collateral and without first having recourse to the Note or any of the Property, through foreclosure or acceptance of a deed in lieu of foreclosure or otherwise, and in the event Lender commences a foreclosure action against the Property, Lender is entitled to pursue a deficiency judgment with respect to such obligations against Borrower. The liability of Borrower is not limited to the original principal amount of the Note. Notwithstanding the foregoing, nothing herein shall inhibit or prevent Lender from foreclosing pursuant to this Security Instrument or exercising any other rights and remedies pursuant to the Note, the Loan Agreement, this

Security Instrument and the Other Security Documents, whether simultaneously with foreclosure proceedings or in any other sequence. A separate action or actions may be brought and prosecuted against Borrower, whether or not action is brought against any other person or entity or whether or not any other person or entity is joined in the action or actions. In addition, Lender shall have the right but not the obligation to join and participate in, as a party if it so elects, any administrative or judicial proceedings or actions initiated in connection with any matter addressed in Article 12 or Section 13.4.

         Section 11.11 RIGHT OF ENTRY. Lender and its agents shall have the right to enter and inspect the Property at all reasonable times, including, without limitation, the right to enter and inspect in order to conduct an appraisal of the Property. This Section 11.11 shall apply throughout the term of the Note and without regard to whether a Default or Event of Default has occurred or is continuing.


                          ARTICLE 12 - ENVIRONMENTAL HAZARDS

         Section 12.1 ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES. To the best of Borrower's knowledge, after due inquiry: (a) there are no Hazardous Substances (defined below) or underground storage tanks in, on, or under the Property, except those that are both (i) in compliance with Environmental Laws (defined below) and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing pursuant to the written reports resulting from the environmental assessments of the Property delivered to Lender (the "Environmental Report"); (b) there are no past, present or threatened Releases (defined below) of Hazardous Substances in, on, under or from the Property except as described in the Environmental Report; (c) there is no threat of any Release of Hazardous Substances migrating to the Property except as described in the Environmental Report; (d) there is no past or present non-compliance with Environmental Laws, or with permits issued pursuant thereto, in connection with the Property, and there are no circumstances that may prevent or interfere with such compliance in the future, except as described in the Environmental Report;
(e) Borrower does not know of, and has not received any written or oral notice or other communication from any person or entity (including but not limited to a governmental entity) of possible liability relating to Hazardous Substances or Remediation (defined below) thereof, from any person or entity pursuant to any Environmental Law, non-compliance with any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with any of the foregoing; (f) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property. None of the Properties (i) is listed or proposed for listing on the National Priorities List, CERCLIS, or any analogous list maintained by any governmental entity of sites that may require investigation or cleanup, (ii) is the subject of any investigation or cleanup or is or has been the subject of a CERCLA (hereinafter defined)

Section 104(e) notice, or (iii) is subject to any restrictions on ownership, occupancy, use or transferability under any Environmental Law; (g) Borrower has not received any notice of potential liability with respect to any site other than the Property arising from Hazardous Substances generated, stored, treated, disposed of, or transported at or from the Property; and (h) Borrower has truthfully and fully provided to Lender, in writing, any and all information relating to conditions in, on, under or from the Property that is known to Borrower and that is contained in Borrower's files and records, including but not limited to any reports relating to Hazardous Substances in, on, under or from the Property and/or to the environmental condition of the Property.

         "Environmental Law" means any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, and any judicial or administrative interpretations thereof, including any judicial or administrative order, consent decree or judgment, and as well as common law, relating to protection of human health or the environment, relating to Hazardous Substances, relating to liability for or costs of Remediation or prevention of Releases of Hazardous Substances or relating to liability for or costs of other actual or threatened danger to human health, pollution or the environment. "Environmental Law" includes, but is not limited to, the following statutes, as amended, any successor thereto, and any regulations promulgated pursuant thereto, and any state or local statutes, ordinances, rules, regulations and the like addressing similar issues: the Comprehensive Environmental Response, Compensation and Liability Act; the Emergency Planning and Community Right-to-Know Act; the Hazardous Substances Transportation Act; the Resource Conservation and Recovery Act (including but not limited to Subtitle I relating to underground storage tanks); the Solid Waste Disposal Act; the Clean Water Act; the Clean Air Act; the Toxic Substances Control Act; the Safe Drinking Water Act; the Occupational Safety and Health Act; the Federal Water Pollution Control Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Endangered Species Act; the National Environmental Policy Act; and the River and Harbors Appropriation Act. "Environmental Law" also includes, but is not limited to, any present and future federal, state and local laws, statutes, ordinances, rules, regulations and the like, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, as well as common law: conditioning transfer of property upon a negative declaration or other approval of a governmental authority of the environmental condition of the property; requiring notification or disclosure of Releases of Hazardous Substances or other environmental condition of the Property to any governmental authority or other person or entity, whether or not in connection with transfer of title to or interest in property; imposing conditions or requirements in connection with permits or other authorization for lawful activity; relating to nuisance, trespass or other causes of action related to the Property; and relating to wrongful death, personal injury, or property or other damage in connection with any physical condition or use of the Property.

         "Hazardous Substances" include but are not limited to any and all substances (whether solid, liquid or gas) defined, listed, or otherwise classified as pollutants, hazardous wastes, hazardous substances, hazardous materials, extremely hazardous wastes, or words of similar meaning or regulatory effect under any present or future Environmental Laws or that may have a negative impact on human health or the environment, including but not limited to petroleum and petroleum products, asbestos and asbestos-containing materials, polychlorinated biphenyls, lead, radon, radioactive materials, flammables and explosives.


         "Release" of any Hazardous Substance includes but is not limited to any release, deposit, discharge, emission, leaking, spilling, seeping, migrating, injecting, pumping, pouring, emptying, escaping, dumping, disposing or other movement of Hazardous Substances.

         "Remediation" includes but is not limited to any response, remedial, removal, or corrective action, any activity to cleanup, detoxify, decontaminate, contain or otherwise remediate any Hazardous Substance, any actions to prevent, cure or mitigate any Release of any Hazardous Substance, any action to comply with any Environmental Laws or with any permits issued pursuant thereto, any inspection, investigation, study, monitoring, assessment, audit, sampling and testing, laboratory or other analysis, or evaluation relating to any Hazardous Substances or to anything referred to in Article 12.

         Section 12.2 ENVIRONMENTAL COVENANTS. Borrower covenants and agrees that: (a) all uses and operations on or of the Property, whether by Borrower or any other person or entity, shall be in compliance with all Environmental Laws and permits issued pursuant thereto; (b) there shall be no Releases of Hazardous Substances in, on, under or from the Property; (c) there shall be no Hazardous Substances in, on, or under the Property, except those that are both (i) in compliance with all Environmental Laws and with permits issued pursuant thereto and (ii) fully disclosed to Lender in writing; (d) Borrower shall keep the Property free and clear of all liens and other encumbrances imposed pursuant to any Environmental Law, whether due to any act or omission of Borrower or any other person or entity (the "Environmental Liens"); (e) Borrower shall, at its sole cost and expense, fully and expeditiously cooperate in all activities pursuant to Section 12.3 below, including but not limited to providing all relevant information and making knowledgeable persons available for interviews;
(f) Borrower shall, at its sole cost and expense, perform any environmental site assessment or other investigation of environmental conditions in connection with the Property, pursuant to any reasonable written request of Lender (including but not limited to sampling, testing and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas), and share with Lender the reports and other results thereof, and Lender and other Indemnified Parties shall be entitled to rely on such reports and other results thereof; (g) Borrower shall, at its sole cost and expense, comply with all reasonable written requests of Lender to (i) reasonably effectuate Remediation of any condition (including but not limited to a Release of a Hazardous Substance) in, on, under or from the Property; (ii) comply with any Environmental Law; (iii) comply with any directive from any governmental authority; and (iv) take any other reasonable action necessary or appropriate for protection of human health or the environment; (h) Borrower shall not do or allow any tenant or other user of the Property to do any act that materially increases the dangers to human health or the environment, poses an unreasonable risk of harm to any person or entity (whether on or off the Property), impairs or may impair the value of the Property, is contrary to any requirement of any insurer, constitutes a public or private nuisance, constitutes waste, or violates any covenant, condition, agreement or easement applicable to the Property; and (i) Borrower shall immediately notify Lender in writing of (A) any presence or Releases or threatened Releases of Hazardous Substances in, on, under, from or migrating towards the Property; (B) any non-compliance with any Environmental Laws related in any way to the Property; (C) any actual or potential Environmental Lien; (D) any required or proposed Remediation of environmental conditions relating to the Property; (E) any listing or proposed listing of the Property on the National Priorities List, CERCLIS, or any analogous list maintained by any governmental entity of sites that may require investigation or cleanup; (F) the Property is the subject of a CERCLA Section 104(e) notice; (G) any written or oral notice or other communication which Borrower becomes aware from any source whatsoever (including but not limited to a governmental entity) relating in any way to Hazardous Substances or Remediation thereof, possible liability of any person or entity pursuant to any Environmental Law, other environmental conditions in connection with the Property, or any actual or potential administrative or judicial proceedings in connection with anything referred to in this Article 12; and (H) any circumstances or conditions that cause or may cause any of the environmental representations and warranties contained in this Security Instrument to be untrue or that results in a breach thereof. Any failure of Borrower to perform its obligations pursuant to this
Section 12.2 shall constitute bad faith waste with respect to the Property.

         Section 12.3 LENDER'S RIGHTS. Lender and any other person or entity designated by Lender, including but not limited to any receiver, any representative of a governmental entity, and any environmental consultant, shall have the right, but not the obligation, to enter upon the Property at all reasonable times to assess any and all aspects of the environmental condition of the Property and its use, including but not limited to conducting any environmental assessment or audit (the scope of which shall be determined in Lender's sole and absolute discretion) and taking samples of soil, groundwater or other water, air, or building materials, and conducting other invasive testing. Borrower shall cooperate with and provide access to Lender and any such person or entity designated by Lender.

                             ARTICLE 13 - INDEMNIFICATION

         Section 13.1 GENERAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, charges, fees, expenses, judgments, awards, amounts paid in settlement, punitive damages, foreseeable and unforeseeable consequential damages, of whatever kind or nature (including but not limited to attorneys' fees and other costs of defense) (the "Losses") imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) ownership of this Security Instrument, the Property or any interest therein or receipt of any Rents; (b) any amendment to, or restructuring of, the Debt, and the Note, the Loan Agreement, this Security Instrument, or any Other Security Documents; (c) any and all lawful action that may be taken by Lender in connection with the enforcement of the provisions of this Security Instrument or the Note, the Loan Agreement or any of the Other Security Documents, whether or not suit is filed in connection with same, or in connection with Borrower and/or any partner, joint venturer or shareholder thereof becoming a party to a voluntary or involuntary federal or state bankruptcy, insolvency or similar proceeding; (d) any accident, injury to or death of persons or loss of or damage to property occurring in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways;
(e) any use, nonuse or condition in, on or about the Property or any part thereof or on the adjoining sidewalks, curbs, adjacent property or adjacent parking areas, streets or ways; (f) any failure on the part of Borrower to perform or be in compliance with any of the terms of this Security Instrument;
(g) performance of any labor or services or the furnishing of any materials or other property in respect of the Property or any part thereof; (h) the failure of any person to file timely with the Internal Revenue Service an accurate Form 1099-B, Statement for Recipients of Proceeds from Real Estate, Broker and Barter Exchange Transactions, which may be required in connection with the Security Instrument, or to supply a copy thereof in a timely fashion to the recipient of the proceeds of the transaction in connection with which this Security Instrument is made; (i) any failure of the Property to be in compliance with any Applicable Laws; (j) the enforcement by any Indemnified Party of the provisions of this Article 13; (k) any and all claims and demands whatsoever which may be asserted against Lender by reason of any alleged obligations or undertakings on its part to perform or discharge any of the terms, covenants, or agreements contained in any Lease; (l) the payment of any commission, charge or brokerage fee to anyone which may be payable in connection with the funding of the loan evidenced by the Note and secured by this Security Instrument; or (m) any misrepresentation made by Borrower in this Security Instrument or any Other Security Document. Any amounts payable to Lender by reason of the application of this Section 13.1 shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid. For purposes of this Article 13, the term "Indemnified Parties" means Lender and any person or entity who is or will have been involved in the origination of this loan, any person or entity who is or will have been involved in the servicing of this loan, any person or entity in whose name the encumbrance created by this Security Instrument is or will have been recorded, persons and entities who may hold or acquire or will have held a full or partial interest in this loan (including, but not limited to, Investors or prospective Investors in the Securities, as well as custodians, trustees and other fiduciaries who hold or have held a full or partial interest in this loan for the benefit of third parties) as well as the respective directors, officers, shareholders, partners, employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any and all of the foregoing (including but not limited to any other person or entity who holds or acquires or will have held a participation or other full or partial interest in this loan or the Property, whether during the term of this loan or as a part of or following a foreclosure of this loan and including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of Lender's assets and business).

         Section 13.2 MORTGAGE AND/OR INTANGIBLE TAX. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses imposed upon or incurred by or asserted against any Indemnified Parties and directly or indirectly arising out of or in any way relating to any tax on the making and/or recording of this Security Instrument, the Note or any of the Other Security Documents.

         Section 13.3 ERISA INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses (including, without limitation, attorneys' fees and costs incurred in the investigation, defense, and settlement of Losses incurred in correcting any prohibited transaction or in the sale of a prohibited loan, and in obtaining any individual prohibited transaction exemption under ERISA that may be required, in Lender's sole discretion) that Lender may incur, directly or indirectly, as a result of a default under Sections 4.2 or 5.9.

         Section 13.4 ENVIRONMENTAL INDEMNIFICATION. Borrower shall, at its sole cost and expense, protect, defend, indemnify, release and hold harmless the Indemnified Parties from and against any and all Losses and costs of Remediation (whether or not performed voluntarily), engineers' fees, environmental consultants' fees, and costs of investigation (including but not limited to sampling, testing, and analysis of soil, water, air, building materials and other materials and substances whether solid, liquid or gas) imposed upon or incurred by or asserted against any Indemnified Parties, and directly or indirectly arising out of or in any way relating to any one or more of the following: (a) any presence of any Hazardous Substances in, on, above, or under the Property; (b) any past, present or threatened Release of Hazardous Substances in, on, above, under or from the Property; (c) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual, proposed or threatened use, treatment, storage, holding, existence, disposition or other Release, generation, production, manufacturing, processing, refining, control, management, abatement, removal, handling, transfer or transportation to or from the Property of any Hazardous Substances at any time located in, under, on or above the Property; (d) any activity by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property in connection with any actual or proposed Remediation of any Hazardous Substances at any time located in, under, on or above the Property, whether or not such Remediation is voluntary or pursuant to court or administrative order, including but not limited to any removal, remedial or corrective action; (e) any past, present or threatened non-compliance or violations of any Environmental Laws (or permits issued pursuant to any Environmental Law) in connection with the Property, operations thereon or transfer thereof, including but not limited to any failure by Borrower, any person or entity affiliated with Borrower or any tenant or other user of the Property to comply with any order of any governmental authority in connection with any Environmental Laws; (f) the imposition, recording or filing or the threatened imposition, recording or filing of any Environmental Lien encumbering the Property; (g) any administrative processes or proceedings or judicial proceedings in any way connected with any matter addressed in Article 12 and this Section 13.4; (h) any past, present or threatened injury to, destruction of or loss of natural resources in any way connected with the Property, or the use thereof, including but not limited to costs to investigate and assess such injury, destruction or loss; (i) any acts of Borrower or other users of the Property in arranging for disposal or treatment, or arranging with a transporter for transport for disposal or treatment, of Hazardous Substances owned or possessed by such Borrower or other users, at any facility or incineration vessel owned or operated by another person or entity; (j) any acts of Borrower or other users of the Property, in accepting any Hazardous Substances for transport to disposal or treatment facilities, incineration vessels or sites selected by Borrower or such other users, from which there is a Release, or a threatened Release of any Hazardous Substance which causes the incurrence of costs for Remediation; (k) any personal injury, wrongful death, or property damage arising under any statutory or common law or tort law theory, including but not limited to damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Property; and (l) any misrepresentation or inaccuracy in any representation or warranty or material breach or failure to perform any covenants or other obligations pursuant to Article 12. This indemnity shall survive any termination, satisfaction or foreclosure of this Security Instrument.

         Section 13.5 DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND EXPENSES. Upon written request by any Indemnified Party, Borrower shall defend such Indemnified Party (if requested by any Indemnified Party, in the name of the Indemnified Party) by attorneys and other professionals approved by the Indemnified Parties. Notwithstanding the foregoing, any Indemnified Parties may, in their sole and absolute discretion, engage their own attorneys and other professionals to defend or assist them, and, at the option of Indemnified Parties, their attorneys shall control the resolution of claim or proceeding. Upon demand, Borrower shall pay or, in the sole and absolute discretion of the Indemnified Parties, reimburse, the Indemnified Parties for the payment of reasonable fees and disbursements of attorneys, engineers, environmental consultants, laboratories and other professionals in connection therewith.

                                 ARTICLE 14 - WAIVERS

         Section 14.1 WAIVER OF COUNTERCLAIM. Borrower hereby waives the right to assert a counterclaim, other than a mandatory or compulsory counterclaim, in any action or proceeding brought against it by Lender arising out of or in any way connected with this Security Instrument, the Note, the Loan Agreement, any of the Other Security Documents, or the Obligations.

         Section 14.2 MARSHALLING AND OTHER MATTERS. Borrower hereby waives, to the extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshalling in the event of any sale hereunder of the Property or any part thereof or any interest therein. Further, Borrower hereby expressly waives any and all rights of redemption from sale under any order or decree of foreclosure of this Security Instrument on behalf of Borrower, and on behalf of each and every person acquiring any interest in or title to the Property subsequent to the date of this Security Instrument and on behalf of all persons to the extent permitted by applicable law.

         Section 14.3 WAIVER OF NOTICE. Borrower shall not be entitled to any notices of any nature whatsoever from Lender except with respect to matters for which this Security Instrument specifically and expressly provides for the giving of notice by Lender to Borrower and except with respect to matters for which Lender is required by applicable law to give notice, and Borrower hereby expressly waives the right to receive any notice from Lender with respect to any matter for which this Security Instrument does not specifically and expressly provide for the giving of notice by Lender to Borrower.

         Section 14.4 WAIVER OF STATUTE OF LIMITATIONS. Borrower hereby expressly waives and releases to the fullest extent permitted by law, the pleading of any statute of limitations as a defense to payment of the Debt or performance of its Other Obligations.

         Section 14.5 SOLE DISCRETION OF LENDER. Wherever pursuant to this Security Instrument (a) Lender exercises any right given to it to approve or disapprove, (b) any arrangement or term is to be satisfactory to Lender, or (c) any other decision or determination is to be made by Lender, the decision of Lender to approve or disapprove, all decisions that arrangements or terms are satisfactory or not satisfactory and all other decisions and determinations made by Lender, shall be in the sole and absolute discretion of Lender and shall be final and conclusive, except as may be otherwise expressly and specifically provided herein.

         Section 14.6 SURVIVAL. The indemnifications made pursuant to Subsections 13.3 and 13.4 and the representations and warranties, covenants, and other obligations arising under Article 12, shall continue indefinitely in full force and effect and shall survive and shall in no way be impaired by: any satisfaction or other termination of this Security Instrument, any assignment or other transfer of all or any portion of this Security Instrument or Lender's interest in the Property (but, in such case, shall benefit both Indemnified Parties and any assignee or transferee), any exercise of Lender's rights and remedies pursuant hereto including but not limited to foreclosure or acceptance of a deed in lieu of foreclosure, any exercise of any rights and remedies pursuant to the Note, the Loan Agreement or the Other Security Documents, any transfer of all or any portion of the Property (whether by Borrower or by Lender following foreclosure or acceptance of a deed in lieu of foreclosure or at any other time), any amendment to this Security Instrument, the Note or the Other Security Documents, and any act or omission that might otherwise be construed as a release or discharge of Borrower from the obligations pursuant hereto.

         SECTION 14.7 WAIVER OF TRIAL BY JURY. BORROWER HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THE LOAN EVIDENCED BY THE NOTE, THE APPLICATION FOR THE LOAN EVIDENCED BY THE NOTE, THE LOAN AGREEMENT, THIS SECURITY INSTRUMENT OR THE OTHER SECURITY DOCUMENTS OR ANY ACTS OR OMISSIONS OF LENDER, ITS OFFICERS, EMPLOYEES, DIRECTORS OR AGENTS IN CONNECTION THEREWITH.


                               ARTICLE 15 - EXCULPATION

         Section 15.1 EXCULPATION. Except as otherwise provided, Lender shall not enforce the liability and obligation of Borrower to perform and observe the obligations contained in the Note, the Loan Agreement, this Security Instrument or other Security Document by any action or proceeding wherein a money judgment shall be sought against Borrower, except that Lender may bring a foreclosure action, action for specific performance or other appropriate action or proceeding to enable Lender to enforce and realize upon this Security Instrument, the Loan Agreement, the Other Security Documents, and the interest in the Property, the Rents and any other collateral given to Lender created by this Security Instrument and the Other Security Documents; provided, however, that any judgment in any action or proceeding shall be enforceable against Borrower only to the extent of Borrower's interest in the Property, in the Rents and in any other collateral given to Lender. Lender, by accepting the Note and this Security Instrument, agrees that it shall not, except as otherwise provided in Section 11.10, sue for, seek or demand any deficiency judgment against Borrower in any action or proceeding, under or by reason of or under or in connection with the Note, the Loan Agreement, the Other Security Documents or this Security Instrument.

         Section 15.2   RESERVATION OF CERTAIN RIGHTS.  The provisions of
Section 15.1 shall not (a) constitute a waiver, release or impairment of any obligation evidenced or secured by the Note, the Other Security Documents or this Security Instrument;
(b) impair the right of Lender to obtain a deficiency judgment in any action or proceeding in order to preserve its rights and remedies, including, without limitation, foreclosure, non-judicial foreclosure, or the exercise of a power of sale, under the Additional Security Instruments; however, Lender agrees that it shall not enforce such deficiency judgment against any assets of Borrower; (c) impair the right of Lender to name Borrower as a party defendant in any action or suit for judicial foreclosure and sale under this Security Instrument; (d) affect the validity or enforceability of any indemnity, guaranty, master lease or similar instrument made in connection with the Note, this Security Instrument, or the Other Security Documents; (e) impair the right of Lender to obtain the appointment of a receiver; (f) impair the enforcement of the Assignment of Leases and Rents executed in connection herewith; (g) impair the right of Lender to obtain a deficiency judgment or judgment on the Note against Borrower if necessary to obtain any insurance proceeds or condemnation awards to which Lender would be otherwise entitled under this Security Instrument, provided, however, Lender shall only enforce such judgment against the insurance proceeds and/or condemnation awards; or (h) impair the right of Lender to enforce the provisions of Sections 11.10, 13.2, 13.3 and 13.4 of this Security Instrument.

         Section 15.3 EXCEPTIONS TO EXCULPATION. Notwithstanding the provisions of this Article to the contrary, Borrower shall be personally liable to Lender for the Losses it incurs due to: (i) fraud or intentional misrepresentation by Borrower or any other person or entity in connection with the execution and the delivery of the Note, the Loan Agreement, this Security Instrument or the Other Security Documents; (ii) Borrower's misapplication or misappropriation of Rents received by Borrower after the occurrence of a Default or Event of Default; (iii) Borrower's misappropriation of tenant security deposits or Rents collected in advance; (iv) the misapplication or the misappropriation of insurance proceeds or condemnation awards; (v) Borrower's failure to pay Taxes, Insurance Premiums, Other Charges (except to the extent that sums sufficient to pay such amounts have been deposited in escrow with Lender pursuant to the terms of this Security Instrument), charges for labor or materials or other charges that can create liens on the Property; (vi) Borrower's failure to maintain, repair or restore the Property in accordance with the Security Instrument, the Loan Agreement, and the Other Security Documents; (vii) Borrower's failure to return or to reimburse Lender for all Personal Property taken from the Property by or on behalf of Borrower and not replaced with Personal Property of the same utility and of the same or greater value; (viii) any act of actual waste or arson by Borrower, any principal, affiliate or general partner thereof or by any Indemnitor or Guarantor; (ix) any fees or commissions paid by Borrower to any principal, affiliate or general partner of Borrower, Indemnitor or Guarantor in violation of the terms of the Note, this Security Instrument, the Loan Agreement or the Other Security Documents; (x) dividends or distributions made by Borrower at any time during the twelve (12) month period prior to a Default or Event of Default; (xi) Borrower's failure to comply with the provisions of Sections 4.2, 7.1, 12.1 and
12.2 of this Security Instrument; or (xii) impair the right of Lender to obtain a deficiency judgment in any action or proceeding in order to preserve its rights and remedies, including, without limitation, an action against Borrower under the Note, a foreclosure, non-judicial foreclosure, or the exercise of a power of sale; however, Lender agrees that it shall not enforce such deficiency judgment against any assets of Borrower.

         Section 15.4 RECOURSE. Notwithstanding the foregoing, the agreement of Lender not to pursue recourse liability as set forth in Section 15.1 above SHALL BECOME NULL AND VOID and shall be of no further force and effect in the event of Borrower's default under Sections 3.11, and 8.1 through 8.4, inclusive, or if the Property or any part thereof shall become an asset in (i) a voluntary bankruptcy or insolvency proceeding, or (ii) an involuntary bankruptcy or insolvency proceeding which is not dismissed within ninety (90) days of filing.

         Section 15.5 BANKRUPTCY CLAIMS. Nothing herein shall be deemed to be a waiver of any right which Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Debt secured by this Security Instrument or to require that all collateral shall continue to secure all of the Debt owing to Lender in accordance with the Note, this Security Instrument, the Loan Agreement and the Other Security Documents.


                                 ARTICLE 16 - NOTICES

         Section 16.1 NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person or by facsimile transmission with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (defined below) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Borrower:         SL GREEN OPERATING PARTNERSHIP, L.P.
                        70 West 36th Street
                        New York, New York 10018
                        Attention: _________________
                        Facsimile No. ______________


With a copy to:         __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Facsimile No. ______________

If to Lender:           Lehman Brothers Holdings Inc.

                        d/b/a Lehman Capital, a division of
                        Lehman Brothers Holdings Inc.
                        Three World Financial Center, 7th Floor
                        New York, New York  10285
                        Attention: Ms. Allyson Bailey
                        Telephone:  (212) 526-5849
                        Facsimile No. (212) 526-5484

with a copy to:         [GMAC]
                        __________________________
                        __________________________
                        __________________________
                        Attention: _________________
                        Telephone: ________________
                        Facsimile:  ________________


or addressed as such party may from time to time designate by written notice to the other parties.

         Either party by notice to the other may designate additional or different addresses for subsequent notices or communications.

         For purposes of this Subsection, "Business Day" shall mean a day on which commercial banks are not authorized or required by law to close in New York, New York.


                           ARTICLE 17 - SERVICE OF PROCESS

         Section 17.1 CONSENT TO SERVICE. (a) Borrower will maintain a place of business or an agent for service of process in New York, New York and give prompt notice to Lender of the address of such place of business and of the name and address of any new agent appointed by it, as appropriate. Borrower further agrees that the failure of its agent for service of process to give it notice of any service of process will not impair or affect the validity of such service or of any judgment based thereon. If, despite the foregoing, there is for any reason no agent for service of process of Borrower available to be served, and if it at that time has no place of business in New York, New York, then Borrower irrevocably consents to service of process by registered or certified mail, postage prepaid, to it at its address given in or pursuant to the first paragraph hereof.

              (b) Borrower initially and irrevocably designates ______________ ______________________, with offices on the date hereof at
________________________ ____________________________________, to receive for and on behalf of Borrower service of process in New York, New York with respect to this Security Instrument.

         Section 17.2 SUBMISSION TO JURISDICTION. With respect to any claim or action arising hereunder or under the Note or the Other Security Documents, Borrower (a) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of New York and the United States District Court located in the Borough of Manhattan in New York, New York, and appellate courts from any thereof, and (b) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Security Instrument brought in any such court, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 17.3 JURISDICTION NOT EXCLUSIVE. Nothing in this Security Instrument will be deemed to preclude Lender from bringing an action or proceeding with respect hereto in any other jurisdiction.


                             ARTICLE 18 - APPLICABLE LAW

         SECTION 18.1 CHOICE OF LAW. THIS SECURITY INSTRUMENT SHALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, PROVIDED HOWEVER, THAT WITH RESPECT TO THE CREATION, PERFECTION, PRIORITY AND ENFORCEMENT OF THE LIEN OF THIS SECURITY INSTRUMENT, AND THE DETERMINATION OF DEFICIENCY JUDGMENTS, THE LAWS OF THE STATE WHERE THE PROPERTY IS LOCATED SHALL APPLY.

         Section 18.2 USURY LAWS. This Security Instrument and the Note are subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject the holder of the Note to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If by the terms of this Security Instrument or the Note, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest under the Security Instrument and the Note shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the principal balance of the Note. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the maximum lawful rate of interest from time to time in effect and applicable to the Debt for so long as the Debt is outstanding.

         Section 18.3 PROVISIONS SUBJECT TO APPLICABLE LAW. All rights, powers and remedies provided in this Security Instrument may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law and are intended to be limited to the extent necessary so that they will not render this Security Instrument invalid, unenforceable or not entitled to be recorded, registered or filed under the provisions of any applicable law. If any term of this Security Instrument or any application thereof shall be invalid or unenforceable, the remainder of this Security Instrument and any other application of the term shall not be affected thereby.


                            ARTICLE 19 - SECONDARY MARKET

         Section 19.1 TRANSFER OF LOAN. Lender may, at any time, sell, transfer or assign the Note, this Security Instrument, the Loan Agreement and the Other Security Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "Securities"). Lender may forward to each purchaser, transferee, assignee, servicer, participant, investor in such Securities or any Rating Agency rating such Securities (all of the foregoing entities collectively referred to as the "Investor") and each prospective Investor, all documents and information which Lender now has or may hereafter acquire relating to the Debt and to Borrower and the Property, whether furnished by Borrower or otherwise, as Lender determines necessary or desirable. Borrower agree to cooperate with Lender in connection with any transfer made or any Securities created pursuant to this Section, including, without limitation, the delivery of an estoppel certificate required in accordance with Subsection 7.4(c) hereof and such other documents as may be reasonably requested by Lender. Borrower shall also furnish and Borrower consent to Lender furnishing to such Investors or such prospective Investors or Rating Agency any and all information concerning the Property, the Leases, the financial condition of Borrower as may be requested by Lender, any Investor or any prospective Investor or Rating Agency in connection with any sale, transfer or participation interest and shall cooperate in any modification reasonably requested by Lender.


                                  ARTICLE 20 - COSTS

         Section 20.1 PERFORMANCE AT BORROWER'S EXPENSE. Borrower acknowledges and confirms that Lender shall impose certain commitment fees and certain other reasonable administrative processing and due diligence in connection with (a) the extension, renewal, modification, amendment and termination of its loans, (b) the release, addition or substitution of collateral therefor, (c) obtaining certain consents, waivers and approvals with respect to the Property, or (d) the review of any Lease or proposed Lease or the preparation or review of any subordination, non-disturbance and attornment agreement (the occurrence of any of the above shall be called an "Event"). Borrower further acknowledges and confirms that it shall be responsible for the payment of all costs of reappraisal of the Property or any part thereof, whether required by law, regulation, Lender or any governmental or quasi-governmental authority. Borrower hereby acknowledges and agrees to pay, immediately, with or without demand, all such fees (as the same may be increased or decreased from time to time), and any additional fees of a similar type or nature which may be imposed by Lender from time to time, upon the occurrence of any Event or otherwise. Wherever it is provided for herein that Borrower pay any costs and expenses, such costs and expenses shall include, but not be limited to, all legal fees and disbursements of Lender, whether retained firms, the reimbursement for the expenses of in-house staff or otherwise and Lender's out-of-pocket expenses.

         Section 20.2 ATTORNEY'S FEES FOR ENFORCEMENT. (a) Borrower shall pay all legal fees incurred by Lender in connection with (i) the preparation of the Note, the Loan Agreement, this Security Instrument and the Other Security Documents and (ii) the items set forth in Section 20.1 above, and (b) Borrower shall pay to Lender on demand any and all expenses, including legal expenses, attorneys' fees and due diligence costs incurred or paid by Lender in protecting its interest in the Property or Personal Property or in collecting any amount payable hereunder or in enforcing its rights hereunder with respect to the Property or Personal Property, whether or not any legal proceeding is commenced hereunder or thereunder and whether or not any Default or Event of Default shall have occurred and is continuing, together with interest thereon at the Default Rate from the date paid or incurred by Lender until such expenses are paid by Borrower.


                               ARTICLE 21 - DEFINITIONS

         Section 21.1 GENERAL DEFINITIONS. Unless the context clearly indicates a contrary intent or unless otherwise specifically provided herein, words used in this Security Instrument may be used interchangeably in singular or plural form and the word "Borrower" shall mean "each Borrower and any subsequent owner or owners of the Property or any part thereof or any interest therein," the word "Lender" shall mean "Lender and any subsequent holder of the Note," the word "Note" shall mean "the Note and any other evidence of indebtedness secured by this Security Instrument," the word "person" shall include an individual, corporation, partnership, trust, unincorporated association, government, governmental authority, and any other entity, the word "Property" shall include any portion of the Property and any interest therein, and the phrases "attorneys' fees" and "counsel fees" shall include any and all attorneys', paralegal and law clerk fees and disbursements, including, but not limited to, fees and disbursements at the pre-trial, trial and appellate levels incurred or paid by Lender in protecting its interest in the Property, the Leases and the Rents and enforcing its rights hereunder.


                        ARTICLE 22 - MISCELLANEOUS PROVISIONS

         Section 22.1 NO ORAL CHANGE. This Security Instrument, and any provisions hereof, may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

         Section 22.2 LIABILITY. This Security Instrument shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns forever.

         Section 22.3 INAPPLICABLE PROVISIONS. If any term, covenant or condition of the Note, the Loan Agreement or this Security Instrument is held to be invalid, illegal or unenforceable in any respect, the Note, the Loan Agreement and this Security Instrument shall be construed without such provision.

         Section 22.4 HEADINGS, ETC. The headings and captions of various Sections of this Security Instrument are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

         Section 22.5 DUPLICATE ORIGINALS; COUNTERPARTS. This Security Instrument may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Security Instrument may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Security Instrument. The failure of any party hereto to execute this Security Instrument, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.

         Section 22.6 NUMBER AND GENDER. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.

         Section 22.7 SUBROGATION. If any or all of the proceeds of the Note have been used to extinguish, extend or renew any indebtedness heretofore existing against the Property, then, to the extent of the funds so used, Lender shall be subrogated to all of the rights, claims, liens, titles, and interests existing against the Property heretofore held by, or in favor of, the holder of such indebtedness and such former rights, claims, liens, titles, and interests, if any, are not waived but rather are continued in full force and effect in favor of Lender and are merged with the lien and security interest created herein as cumulative security for the repayment of the Debt, the performance and discharge of Borrower's obligations hereunder, under the Note and the Other Security Documents and the performance and discharge of the Other Obligations.

         Section 22.8 NO JOINT VENTURE. Notwithstanding anything to the contrary herein contained, Lender by entering into this Security Instrument or by taking any action pursuant hereto, will not be deemed a partner or joint venturer with Borrower and Borrower agrees to hold Lender harmless from any damages and expenses resulting from such a construction of the relationship of the parties hereto or any assertion thereof.

         Section 22.9 BROKERS. Borrower and Lender hereby represent and warrant that no brokers or finders were used in connection with procuring the financing contemplated hereby and Borrower hereby agrees to indemnify and save Lender harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Lender as a result of any claim or assertion by any party claiming by, through or under Borrower, that it is entitled to compensation in connection with the financing contemplated hereby and Lender hereby agrees to indemnify and save Borrower harmless from and against any and all liabilities, losses, costs and expenses (including attorneys' fees or court costs) suffered or incurred by Borrower as a result of any claim or assertion by any party claiming by, through or under Lender that it is entitled to compensation in connection with the financing contemplated hereby.

         Section 22.10  NO BENEFIT TO THIRD PARTIES.   This Security Instrument
is for the sole and exclusive benefit of Borrower and Lender and all conditions of the obligations of Lender hereunder are imposed solely and exclusively for the benefit of Lender and its assigns and no other person shall have standing to require satisfaction of such conditions in accordance with their terms or be entitled to assume that Lender will refuse to meet its obligations hereunder in the absence of strict compliance with any and all thereof and no other person shall under any circumstances be deemed to be a beneficiary of such conditions, any or all of which may be freely waived in whole or in part by the Lender at any time if it in its sole discretion deems it advisable to do so. Without limiting the generality of the foregoing, Lender shall not have any duty or obligation to anyone to ascertain that funds advanced pursuant to the terms of the Loan Agreement are used to pay the cost of constructing the improvements on the Property or to acquire materials and supplies to be used in connection therewith or to pay costs of owning, operating and maintaining same.

         Section 22.11 ENTIRE AGREEMENT. The Note, the Loan Agreement, this Security Instrument and the Other Security Documents constitute the entire understanding and agreement between Borrower and Lender with respect to the transactions arising in connection with the Debt and supersede all prior written or oral understandings and agreements between Borrower and Lender with respect thereto. Borrower hereby acknowledges that, except as incorporated in writing in the Note, the Loan Agreement, this Security Instrument and the Other Security Documents, there are not, and were not, and no persons are or were authorized by Lender to make, any representations, understandings, stipulations, agreements or promises, oral or written, with respect to the transaction which is the subject of the Note, the Loan Agreement, this Security Instrument and the Other Security Documents.

                        ARTICLE 23 - STATE SPECIFIC PROVISIONS


         Section 23.1   TRUST FUND.  Pursuant to Section 13 of the New York
Lien Law, Borrower shall receive the advances secured hereby and shall hold the right to receive the advances as a trust fund to be applied first for the purpose of paying the cost of any improvement and shall apply the advances first to the payment of the cost of any such improvement on the Property before using any part of the total of the same for any other purpose.

         Section 23.2 COMMERCIAL PROPERTY. Borrower represents that this Security Instrument does not encumber real property principally improved or to be improved by one or more structures containing in the aggregate not more than six residential dwelling units, each having its own separate cooking facilities.

         Section 23.3 INSURANCE. The provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire shall not apply to this Security Instrument. In the event of any conflict, inconsistency or ambiguity between the provisions of
Section 3.3 hereof and the provisions of subsection 4 of Section 254 of the New York Real Property Law covering the insurance of buildings against loss by fire, the provisions of Section 3.3 shall control.

         Section 23.4 LEASES. Lender shall have all of the rights against lessees of the Property set forth in Section 291-f of the Real Property Law of New York.

         Section 23.5   TRANSFER TAXES.

         (a) In the event of any sale or transfer of the Property, or any part thereof, including any sale or transfer by reason of foreclosure of this Security Instrument or any prior or subordinate mortgage or by deed in lieu of any such foreclosure, Borrower shall timely and duly complete, execute and deliver to Lender all forms and supporting documentation required by any taxing authority to estimate and fix any tax payable by reason of such sale or transfer or recording of the deed evidencing such sale or transfer, including any New York State Real Estate Transfer Tax payable pursuant to Article 31 of the New York Tax Law and New York City Real Property Transfer Tax payable pursuant to Chapter 21, Title 11 of the New York City Administrative Code (individually, a "Transfer Tax" and collectively, the "Transfer Taxes").

         (b) Borrower shall pay the Transfer Taxes that may hereafter become due and payable with respect to any sale or transfer of the Property described in this Article, and in default of such payment, Lender may pay the same and the amount of such payment shall be added to the Debt secured hereby and, unless incurred in connection with a foreclosure of this Security Instrument or deed in lieu of such foreclosure, be secured by this Security Instrument.

         (c) Borrower hereby irrevocably constitutes and appoints Lender as its attorney-in-fact, coupled with an interest, to prepare and deliver any questionnaire, statement, affidavit or tax return in connection with any Transfer Tax applicable to any foreclosure or deed in lieu of foreclosure described in this Article.

         (d) Borrower shall indemnify and hold harmless Lender against (i) any and all liability incurred by Lender for the payment of any Transfer Tax with respect to any transfer of the Property, and (ii) any and all expenses incurred by Lender in connection therewith including, without limitation, interest, penalties and attorneys' fees.

         (e)  The obligation to pay the taxes and indemnify Lender under this
Article is a personal obligation of Borrower, whether or not Borrower is personally obligated to pay the Debt secured by this Security Instrument, and shall be binding upon and enforceable against the distributees, successors and assigns of Borrower with the same force and effect as though each of them had personally executed and delivered this Security Instrument, notwithstanding any exculpation provision in favor of Borrower with respect to the payment of any other monetary obligations under this Security Instrument.

         (f) In the event that Borrower fails or refuses to pay a tax payable by Borrower with respect to a sale or transfer by reason of a foreclosure of this Security Instrument in accordance with this Article, the amount of the tax, any interest or penalty applicable thereto and any other amount payable pursuant to Borrower's obligation to indemnify Lender under this Article may, at the sole option of Lender, be paid as an expense of the sale out of the proceeds of the mortgage foreclosure sale.

         (g) The provisions of this Article shall survive any transfer and the delivery of the deed affecting such transfer. Nothing in this Article shall be deemed to grant to Borrower any greater rights to sell, assign or otherwise transfer the premises than are expressly provided in Article 8 nor to deprive Lender of any right to refuse to consent to any transaction referred to in this Article.

         Section 23.6 STATUTORY CONSTRUCTION. The clauses and covenants contained in this Security Instrument that are construed by Section 254 of the New York Real Property Law shall be construed as provided in those sections (except as provided in Section 23.3). The additional clauses and covenants contained in this Security Instrument shall afford rights supplemental to and not exclusive of the rights conferred by the clauses and covenants construed by
Section 254 and shall not impair, modify, alter or defeat such rights (except as provided in Section 23.3), notwithstanding that such additional clauses and covenants may relate to the same subject matter or provide for different or additional rights in the same or similar contingencies as the clauses and covenants construed by Section 254. The rights of Lender arising under the clauses and covenants contained in this Security Instrument shall be separate, distinct and cumulative and none of them shall be in exclusion of the others.
No act of Lender shall be construed as an election to proceed under any one provision herein to the exclusion of any other provision, anything herein or otherwise to the contrary notwithstanding. In the event of any inconsistencies between the provisions of Section 254 and the provisions of this Security Instrument, the provisions of this Security Instrument shall prevail.

         Section 23.7 MAXIMUM PRINCIPAL AMOUNT SECURED. Notwithstanding anything to the contrary contained in this Security Instrument, the maximum amount of principal indebtedness secured by this Security Instrument or which under any contingency may be secured by this Security Instrument is the amount set forth in the Recitals above.

         IN WITNESS WHEREOF, THIS SECURITY INSTRUMENT has been executed by Borrower the day and year first above written.


                                  SL GREEN OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By:  SL GREEN REALTY CORP., a Maryland
                                       corporation


                                       By:  _________________________
                                            Name:
                                            Title:


                                  LEHMAN BROTHERS HOLDINGS INC. D/B/A LEHMAN
                                  CAPITAL, A DIVISION OF LEHMAN BROTHERS
                                  HOLDINGS INC., a Delaware corporation


                                  By:  _______________________________
                                       Name:
                                       Title:

The undersigned hereby consents
to the representations, warranties
and covenants contained in Sections
3.18(b), 3.19 and 5.3(b) respectively,
of this Security Instrument


SL GREEN REALTY CORP.,
a Maryland corporation


By: ______________________
      Name:
      Title:

                                   ACKNOWLEDGEMENT



STATE OF NEW YORK  )
                   )ss.:
COUNTY OF NEW YORK )


         On the ____ day of August, 1997, before me personally came _____________________________________________, to me known, who, being by me duly sworn, did depose and say that he/she resides at ___________________________________ ________________; that he/she is the
______________________ of SL Green Realty Corp., a Maryland corporation, general partner of SL Green Operating Partnership, L.P., a Delaware limited partnership, the partnership which executed the foregoing instrument; that the execution of the instrument by ____________________________________ was duly authorized according to the Articles of Partnership, that _____________________ signed his/her name to the foregoing instrument in the firm name of SL Green Realty Corp., a Maryland Corporation, as the act and deed of said corporation, and that he/she had the authority to sign same, and that he/she acknowledged that said instrument was executed by said corporation for and on behalf of SL Green Operating Partnership, L.P. and he/she did duly acknowledge to me that he/she executed the same as the act and deed of said SL Green Operating Partnership, L.P. for the uses and purposes mentioned therein.



                                  ______________________________
                                            Notary Public

                                      EXHIBIT A

                                (Description of Land)

         ALL of that certain lot, piece or parcel of land, with the buildings and improvements thereon, situate, lying and being

                                  TABLE OF CONTENTS

                                                                            Page

ARTICLE 1 - GRANTS OF SECURITY............................................- 1 -
    Section 1.1    PROPERTY MORTGAGED.....................................- 1 -
    Section 1.2    ASSIGNMENT OF RENTS....................................- 4 -
    Section 1.3    SECURITY AGREEMENT.....................................- 4 -
    Section 1.4    PLEDGE OF MONIES HELD..................................- 4 -

ARTICLE 2 - DEBT AND OBLIGATIONS SECURED..................................- 5 -
    Section 2.1    DEBT...................................................- 5 -
    Section 2.2    OTHER OBLIGATIONS......................................- 5 -
    Section 2.3    DEBT AND OTHER OBLIGATIONS.............................- 5 -
    Section 2.4    PAYMENTS...............................................- 6 -

ARTICLE 3 - BORROWER COVENANTS............................................- 6 -
    Section 3.1    PAYMENT OF DEBT........................................- 6 -
    Section 3.2    INCORPORATION BY REFERENCE.............................- 6 -
    Section 3.3    INSURANCE..............................................- 6 -
    Section 3.4    PAYMENT OF TAXES, ETC.................................- 10 -
    Section 3.5    ESCROW FUND...........................................- 11 -
    Section 3.6    CONDEMNATION..........................................- 12 -
    Section 3.7    LEASES AND RENTS......................................- 12 -
    Section 3.8    MAINTENANCE OF PROPERTY...............................- 14 -
    Section 3.9    WASTE.................................................- 14 -
    Section 3.10   COMPLIANCE WITH LAWS..................................- 14 -
    Section 3.11   BOOKS AND RECORDS.....................................- 15 -
    Section 3.12   PAYMENT FOR LABOR AND MATERIALS.......................- 17 -
    Section 3.13   MANAGEMENT AGREEMENTS.................................- 17 -
    Section 3.14   PERFORMANCE OF OTHER AGREEMENTS.......................- 18 -
    Section 3.15   BUSINESS WITH AFFILIATES..............................- 18 -
    Section 3.16   CURRENT BUSINESS......................................- 19 -
    Section 3.17   CHANGE OF NAME, IDENTITY OR STRUCTURE.................- 19 -
    Section 3.18   EXISTENCE.............................................- 19 -
    Section 3.19   STOCK.................................................- 19 -

ARTICLE 4 - SPECIAL COVENANTS............................................- 19 -
    Section 4.1    PROPERTY USE..........................................- 19 -
    Section 4.2    ERISA.................................................- 19 -
    Section 4.3    INTENTIONALLY OMITTED.................................- 20 -
    Section 4.4    RESTORATION...........................................- 20 -
    Section 4.5    INTENTIONALLY OMITTED.................................- 24 -

ARTICLE 5 - REPRESENTATIONS AND WARRANTIES...............................- 24 -
    Section 5.1    WARRANTY OF TITLE.....................................- 24 -
    Section 5.2    AUTHORITY.............................................- 24 -
    Section 5.3    LEGAL STATUS AND AUTHORITY............................- 24 -
    Section 5.4    VALIDITY OF DOCUMENTS.................................- 25 -
    Section 5.5    LITIGATION............................................- 25 -
    Section 5.6    STATUS OF PROPERTY....................................- 25 -
    Section 5.7    NO FOREIGN PERSON.....................................- 27 -
    Section 5.8    SEPARATE TAX LOT......................................- 27 -
    Section 5.9    ERISA COMPLIANCE......................................- 27 -
    Section 5.10   LEASES................................................- 27 -
    Section 5.11   FINANCIAL CONDITION...................................- 28 -
    Section 5.12   BUSINESS PURPOSES.....................................- 28 -
    Section 5.13   TAXES.................................................- 28 -
    Section 5.14   MAILING ADDRESS.......................................- 28 -
    Section 5.15   NO CHANGE IN FACTS OR CIRCUMSTANCES...................- 28 -
    Section 5.16   DISCLOSURE............................................- 28 -
    Section 5.17   INTENTIONALLY OMITTED.................................- 28 -
    Section 5.18   ILLEGAL ACTIVITY......................................- 28 -
    Section 5.19   TRADE NAMES...........................................- 28 -
    Section 5.20   CONTRACTS.............................................- 29 -
    Section 5.21   SURVIVAL..............................................- 29 -

ARTICLE 6 - OBLIGATIONS AND RELIANCES....................................- 29 -
    Section 6.1    RELATIONSHIP OF BORROWER AND LENDER...................- 29 -
    Section 6.2    NO RELIANCE ON LENDER.................................- 29 -
    Section 6.3    NO LENDER OBLIGATIONS.................................- 29 -
    Section 6.4    RELIANCE..............................................- 30 -

ARTICLE 7 - FURTHER ASSURANCES...........................................- 30 -
    Section 7.1    RECORDING OF SECURITY INSTRUMENT, ETC.................- 30 -
    Section 7.2    FURTHER ACTS, ETC.....................................- 30 -
    Section 7.3    CHANGES IN TAX, DEBT, CREDIT AND DOCUMENTARY STAMP
                   LAWS.................................................. -31 -
    Section 7.4    ESTOPPEL CERTIFICATES.................................- 31 -
    Section 7.5    FLOOD INSURANCE.......................................- 32 -
    Section 7.6    SPLITTING OF SECURITY INSTRUMENT......................- 32 -
    Section 7.7    REPLACEMENT DOCUMENTS.................................- 32 -

ARTICLE 8 - DUE ON SALE/ENCUMBRANCE......................................- 33 -
    Section 8.1    LENDER RELIANCE.......................................- 33 -
    Section 8.2    NO SALE/ENCUMBRANCE...................................- 33 -
    Section 8.3    SALE/ENCUMBRANCE DEFINED..............................- 33 -
    Section 8.4    LENDER'S RIGHTS.......................................- 33 -

ARTICLE 9 - PREPAYMENT...................................................- 34 -
    Section 9.1    PREPAYMENT BEFORE EVENT OF DEFAULT....................- 34 -
    Section 9.2    PREPAYMENT ON CASUALTY AND CONDEMNATION...............- 34 -
    Section 9.3    PREPAYMENT AFTER EVENT OF DEFAULT.....................- 34 -

ARTICLE 10 - DEFAULT.....................................................- 34 -
    Section 10.1   EVENTS OF DEFAULT.....................................- 34 -
    Section 10.2   LATE PAYMENT CHARGE...................................- 37 -
    Section 10.3   DEFAULT INTEREST......................................- 37 -

ARTICLE 11 - RIGHTS AND REMEDIES.........................................- 38 -
    Section 11.1   REMEDIES..............................................- 38 -
    Section 11.2   APPLICATION OF PROCEEDS...............................- 40 -
    Section 11.3   RIGHT TO CURE DEFAULTS................................- 40 -
    Section 11.4   ACTIONS AND PROCEEDINGS...............................- 41 -
    Section 11.5   RECOVERY OF SUMS REQUIRED TO BE PAID..................- 41 -
    Section 11.6   EXAMINATION OF BOOKS AND RECORDS......................- 41 -
    Section 11.7   OTHER RIGHTS, ETC.....................................- 41 -
    Section 11.8   RIGHT TO RELEASE ANY PORTION OF THE PROPERTY..........- 42 -
    Section 11.9   VIOLATION OF LAWS.....................................- 42 -
    Section 11.10  RECOURSE AND CHOICE OF REMEDIES.......................- 42 -
    Section 11.11  RIGHT OF ENTRY........................................- 43 -

ARTICLE 12 - ENVIRONMENTAL HAZARDS.......................................- 43 -
    Section 12.1   ENVIRONMENTAL REPRESENTATIONS AND WARRANTIES..........- 43 -
    Section 12.2   ENVIRONMENTAL COVENANTS...............................- 45 -
    Section 12.3   LENDER'S RIGHTS.......................................- 46 -

ARTICLE 13 - INDEMNIFICATION.............................................- 46 -
    Section 13.1   GENERAL INDEMNIFICATION...............................- 46 -
    Section 13.2   MORTGAGE AND/OR INTANGIBLE TAX........................- 47 -
    Section 13.3   ERISA INDEMNIFICATION.................................- 47 -
    Section 13.4   ENVIRONMENTAL INDEMNIFICATION.........................- 48 -
    Section 13.5   DUTY TO DEFEND; ATTORNEYS' FEES AND OTHER FEES AND
                   EXPENSES..............................................- 49 -
ARTICLE 14 - WAIVERS.....................................................- 49 -
    Section 14.1   WAIVER OF COUNTERCLAIM................................- 49 -
    Section 14.2   MARSHALLING AND OTHER MATTERS.........................- 49 -
    Section 14.3   WAIVER OF NOTICE......................................- 49 -
    Section 14.4   WAIVER OF STATUTE OF LIMITATIONS......................- 49 -
    Section 14.5   SOLE DISCRETION OF LENDER.............................- 50 -
    Section 14.6   SURVIVAL..............................................- 50 -
    SECTION 14.7   WAIVER OF TRIAL BY JURY...............................- 50 -

ARTICLE 15 - EXCULPATION

    Section 15.1   EXCULPATION...........................................- 50 -
    Section 15.2   RESERVATION OF CERTAIN RIGHTS.........................- 51 -
    Section 15.3   EXCEPTIONS TO EXCULPATION.............................- 51 -
    Section 15.4   RECOURSE..............................................- 52 -
    Section 15.5   BANKRUPTCY CLAIMS.....................................- 52 -

ARTICLE 16 - NOTICES.....................................................- 52 -
    Section 16.1   NOTICES...............................................- 52 -

ARTICLE 17 - SERVICE OF PROCESS..........................................- 53 -
    Section 17.1   CONSENT TO SERVICE....................................- 53 -
    Section 17.2   SUBMISSION TO JURISDICTION............................- 54 -
    Section 17.3   JURISDICTION NOT EXCLUSIVE............................- 54 -

ARTICLE 18 - APPLICABLE LAW..............................................- 54 -
    SECTION 18.1   CHOICE OF LAW.........................................- 54 -
    Section 18.2   USURY LAWS............................................- 54 -
    Section 18.3   PROVISIONS SUBJECT TO APPLICABLE LAW..................- 55 -

ARTICLE 19 - SECONDARY MARKET............................................- 55 -
    Section 19.1   TRANSFER OF LOAN......................................- 55 -

ARTICLE 20 - COSTS.......................................................- 55 -
    Section 20.1   PERFORMANCE AT BORROWER'S EXPENSE.....................- 55 -
    Section 20.2   ATTORNEY'S FEES FOR ENFORCEMENT.......................- 56 -

ARTICLE 21 - DEFINITIONS.................................................- 56 -
    Section 21.1   GENERAL DEFINITIONS...................................- 56 -

ARTICLE 22 - MISCELLANEOUS PROVISIONS....................................- 56 -
    Section 22.1   NO ORAL CHANGE........................................- 57 -
    Section 22.2   LIABILITY.............................................- 57 -
    Section 22.3   INAPPLICABLE PROVISIONS...............................- 57 -
    Section 22.4   HEADINGS, ETC.........................................- 57 -
    Section 22.5   DUPLICATE ORIGINALS; COUNTERPARTS.....................- 57 -
    Section 22.6   NUMBER AND GENDER.....................................- 57 -
    Section 22.7   SUBROGATION...........................................- 57 -
    Section 22.8   NO JOINT VENTURE......................................- 57 -
    Section 22.9   BROKERS...............................................- 58 -
    Section 22.10  NO BENEFIT TO THIRD PARTIES. .........................- 58 -
    Section 22.11  ENTIRE AGREEMENT......................................- 58 -
    Section 23.1   TRUST FUND............................................- 58 -
    Section 23.2   COMMERCIAL PROPERTY...................................- 59 -
    Section 23.3   INSURANCE.............................................- 59 -

    Section 23.4   LEASES................................................- 59 -
    Section 23.5   TRANSFER TAXES........................................- 59 -
    Section 23.6   STATUTORY CONSTRUCTION................................- 60 -
    Section 23.7   MAXIMUM PRINCIPAL AMOUNT SECURED......................- 60 -
    DEFINITIONS............................................................-vi-

                                     DEFINITIONS

    The terms set forth below are defined in the following Sections of this Security Instrument:

                   (a)  APPLICABLE LAWS:  Article 3, Subsection 3.10(a);

         (b)  ATTORNEYS' FEES/COUNSEL FEES:  Article 21, Section 21.1;

         (c)  BORROWER:  Preamble and Article 21, Section 21.1;

         (d)  BUSINESS DAY:  Article 16, Section 16.1;

         (e)  CASUALTY CONSULTANT:  Article 4, Subsection 4.4(b)(iii);

         (f)  CASUALTY RETAINAGE:  Article 4, Subsection 4.4(b)(iv);

         (g)  CODE: Article 3, Subsection 3.18(b);

         (h)  DEBT:  Article 2, Section 2.1;

         (i)  DEFAULT PREPAYMENT:  Article 9, Section 9.3;

         (j)  DEFAULT RATE:  Article 10, Section 10.3;

         (k)  ENVIRONMENTAL INDEMNITY:  Article 10, Subsection 10.1(q);

         (l)  ENVIRONMENTAL LAW:  Article 12, Section 12.1;

         (m)  ENVIRONMENTAL LIENS:  Article 12, Subsection 12.2(d);

         (n)  ENVIRONMENTAL REPORT: Article 12, Subsection 12.1(a)

         (o)  ERISA:  Article 4, Subsection 4.2(a);

         (p)  ESCROW FUND:  Article 3, Section 3.5;

         (q)  EVENT:  Article 20, Section 20.1;

         (r)  EVENT OF DEFAULT:  Article 10, Section 10.1;

         (s)  FULL REPLACEMENT COST:  Article 3, Subsection 3.3(a)(i)(A);

         (t)  GAAP:  Article 3, Subsection 3.11(a);

         (u)  HAZARDOUS SUBSTANCES:  Article 12, Section 12.1;

         (v)  IMPROVEMENTS:  Article 1, Subsection 1.1(c);

         (w)  INDEMNIFIED PARTIES:  Article 13, Section 13.1;

         (x)  INSURANCE PREMIUMS:  Article 3, Subsection 3.3(b);

         (y)  INVESTOR:  Article 19, Section 19.1;

         (z)  LAND:  Article 1, Subsection 1.1(a);

         (aa) LEASE GUARANTY:  Article 3, Subsection 3.7(a);

         (ab) LEASES:  Article 1, Subsection 1.1(f);

         (ac) LENDER:  Preamble and Article 21, Section 21.1;

         (ad) LOAN APPLICATION:  Article 5, Section 5.15;

         (ae) LOSSES:  Article 13, Section 13.1;

         (af) NET PROCEEDS:  Article 4, Subsection 4.4(b);

         (ag) NET PROCEEDS DEFICIENCY:  Article 4, Subsection 4.4(b)(vi);

         (ah) NOTE:  Recitals and Article 21, Section 21.1;

         (ai) OBLIGATIONS:  Article 2, Section 2.3;

         (aj) OTHER CHARGES:  Article 3, Subsection 3.4(a);

         (ak) OTHER OBLIGATIONS:  Article 2, Section 2.2;

         (al) OTHER SECURITY DOCUMENTS:  Article 3, Section 3.2;

         (am) PERMITTED EXCEPTIONS:  Article 5, Section 5.1;

         (an) PERSON:  Article 21, Section 21.1;

         (ao) PERSONAL PROPERTY:  Article 1, Subsection 1.1(e);

         (ap) POLICIES/POLICY:  Article 3, Subsection 3.3(b);

         (aq) PROPERTY:  Article 1, Section 1.1 and Article 21, Section 21.1;

         (ar) QUALIFIED INSURER:  Article 3, Subsection 3.3(b);

         (as) RATING AGENCY:  Article 3, Subsection 3.3(b);

         (at) RELEASE:  Article 12, Section 12.1;

         (au) REMEDIATION:  Article 12, Section 12.1;

         (av) RENTS:  Article 1, Subsection 1.1(f);

         (aw) RESTORATION:  Article 3, Subsection 3.3(h);

         (ax) SECURITIES:  Article 19, Section 19.1;

         (ay) SECURITY DEPOSITS:  Article 3, Subsection 3.7(c);

         (az) SECURITY INSTRUMENT:  Preamble;

         (ba) TAXES:  Article 3, Subsection 3.4(a);

         (bb) TRANSFER TAX:  Article 23, Subsection 23.5(c); and

         (bc) UNIFORM COMMERCIAL CODE:  Article 1, Subsection 1.1(e)